UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-08243

Direxion Funds
(Exact name of registrant as specified in charter)

1301 Avenue of the Americas (6th Ave.), 28th Floor New York , NY			10019
(Address of principal executive offices)			(Zip code)

1301 Avenue of the Americas (6th Ave.), 28th Floor New York , NY 10019
(Name and address of agent for service)

Registrant’s telephone number, including area code:		1-800-851-0511

Date of fiscal year end:	August 31, 2018

Date of reporting period:	August 31, 2018

Item 1. Report to Stockholders.

DIREXION FUNDS

ANNUAL REPORT AUGUST 31, 2018

1301 Avenue of the Americas (6th Ave.), 28th Floor  New York, New York 10019  www.direxioninvestments.com

1.2X BULL FUND

Direxion Monthly High Yield Bull 1.2X Fund (DXHYX)

1.25X BULL FUND	1.25X BEAR FUND
Direxion Monthly NASDAQ-100® Bull 1.25X Fund (DXNLX)	Direxion Monthly NASDAQ-100® Bear 1.25X Fund (DXNSX)
1.35X BULL FUND	1.35X BEAR FUND
Direxion Monthly 25+ Year Treasury Bull 1.35X Fund (DXLTX)	Direxion Monthly 25+ Year Treasury Bear 1.35X Fund (DXSTX)
2X BULL FUNDS	2X BEAR FUNDS
Direxion Monthly NASDAQ-100® Bull 2X Fund (DXQLX)
Direxion Monthly S&P 500® Bull 2X Fund (DXSLX)	Direxion Monthly S&P 500® Bear 2X Fund (DXSSX)
Direxion Monthly Small Cap Bull 2X Fund (DXRLX)	Direxion Monthly Small Cap Bear 2X Fund (DXRSX)
Direxion Monthly 7-10 Year Treasury Bull 2X Fund (DXKLX)	Direxion Monthly 7-10 Year Treasury Bear 2X Fund (DXKSX)
Direxion Monthly Emerging Markets Bull 2X Fund (DXELX)

Table of Contents

Letter to Shareholders (Unaudited)	4
Performance Summary (Unaudited)	10
Expense Example (Unaudited)	23
Allocation of Portfolio Holdings (Unaudited)	25
Schedules of Investments	26
Statements of Assets and Liabilities	39
Statements of Operations	43
Statements of Changes in Net Assets	47
Financial Highlights	54
Notes to the Financial Statements	56
Report of Independent Registered Public Accounting Firm	73
Supplemental Information (Unaudited)	75
Investment Advisory Agreement Approval (Unaudited)	76
Trustees and Officers	79

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Letter to Shareholders (Unaudited)

Dear Shareholders,

This Annual Report for the Direxion Monthly Leveraged Mutual Funds (each a "Fund" and collectively the "Funds") covers the period from September 1, 2017 to August 31, 2018 (the "Annual Period").

Market Review:

U.S. equities entered the Annual Period amid sturdy economic growth, positive economic data and strong quarterly earnings. Passage of a long awaited tax reform bill was a central theme for U.S. markets into the fourth quarter of 2017, with a corporate tax rate cut from 35% to 21% as its centerpiece. Domestic equities outperformed both developed and emerging markets during the same time period. Internationally, Japan had a solid end to 2017 due to strong earnings amidst global growth and an uptick in global trade. Into 2018, as the Eurozone continued to strengthen, the U.S. Dollar declined steeply when compared to the Euro. Italian elections and inflation targets, along with continued UK Brexit negotiations, were key themes abroad in early 2018. As investors considered the potential impact of rising rates on economic growth, equities sold off in February 2018. China-U.S. trade tensions contributed to downside performance during March 2018, while traders also assessed the effects of increased borrowing costs in the U.S. and internationally. Hesitation persisted into Period-end, as 10-year Treasury yields touched 3% for the first time in four years, and the S&P 500 Index traded sideways during the month of April 2018. Amid that hesitation, U.S. equities traded in a range-bound fashion heading into Q2 2018. Earnings growth served as the catalyst for a breakout in July 2018, despite ongoing global trade tensions and tariff threats coming out of Washington. Trade tensions continued to be a key theme into the end of the Annual Period, extending into emerging markets.

For the Annual Period, government and corporate bonds provided negative returns, while high yield bonds had positive returns. Yields climbed throughout the Period, especially on the short-end of the yield curve. Strong, but largely expected, economic data lead the longer-end of the curve modestly higher, while an aggressive U.S. Federal Reserve monetary tightening posture drove up the short-end of the curve.

Factors Affecting Direxion Fund Performance:

Benchmark Performance: The calendar month performance of each Fund's benchmark index, and the factors and market conditions implicitly affecting that index, are the primary factors driving Fund performance. Given the Funds' calendar month investment objective, the Funds' calendar month index returns are most important. The market conditions affecting the Funds' benchmark indexes during the past year are described below.

Leverage: Each Fund seeks calendar month investment results (before fees and expenses) of either 120%, 125%, 135% or 200% (for the Bull Funds) or -125%, -135% or -200% (for the Bear Funds) of the performance of its respective underlying index. The use of leverage magnifies a Fund's gains or losses and increases the investment's risk and volatility.

Volatility and Compounding: A leveraged Fund's investment objective is to provide a multiple of the calendar month returns of an underlying index. Over periods longer or shorter than a calendar month, a Fund should not be expected to provide its respective multiple of the return of the underlying index. Due to the effects of compounding – a universal mathematical concept that applies to all leveraged investments – returns of the Funds over longer periods will differ from the Funds' calendar month stated investment objective. Periods of high-volatility lacking a clear trend hurt a Fund's performance, while trending low-volatility markets enhance a Fund's performance.

Cost of Financing: In order to attain leveraged exposure, a Bull Fund incurs a cost of LIBOR1 plus or minus a spread, and a Bear Fund receives LIBOR plus or minus a spread as applied to the borrowed portion of the Fund's exposure. Financing costs create a drag on a Bull Fund's performance. Because LIBOR is very low, a Bear Fund receives a negligible amount of financing, or in the case of hard-to-borrow shares, might pay to finance its short position.

1  London Inter-Bank Offer Rate. The interest rate that the banks charge each other for loans (usually in Eurodollars). This rate is applicable to the short-term international interbank market, and applies to very large loans borrowed for anywhere from one day to five years.

DIREXION ANNUAL REPORT

Equity Dividends: A Bull Fund's performance is positively impacted by equity and index dividends, as the Funds receive those payments. A Bear Fund's performance is negatively impacted, as they are obligated to pay the dividends.

Fees, Expenses, and Transaction Costs: Fees and expenses are listed in each Fund's prospectus and may be larger than many traditional index funds' fees, causing a greater negative impact on Fund performance. Transactions costs are not included in the expense ratio of the Funds. Transaction costs can be higher due to a Fund's use of leverage, significant purchase and redemption activity by Fund shareholders; or trading securities that are comparatively less liquid.

Fund Operational Review:

The Funds are leveraged and seek to provide a calendar month return of 120%, 125%, 135%, 200%, -125%, -135% or -200% of the calendar month performance of a particular benchmark. The term "calendar month" refers to the period from the close of the markets on the last business day of a given calendar month, until the close of the markets on the last business day of the subsequent calendar month. The Funds seek calendar month leveraged investment results which should not be equated with seeking a leveraged goal for shorter than a calendar month. An investor who purchases shares on a day other than the last business day of a calendar month will generally receive more, or less, than the target exposure to the index, depending on the performance of the target index. If a Fund's shares are held through the end of a calendar month or months, the Fund's performance is likely to deviate from the multiple of the benchmark performance for the longer period. Similarly, the return for investors investing for periods less than a calendar month, or for a period different than the calendar month, will likely deviate from the multiple of the benchmark performance for such shorter periods. The Funds are not suitable for all investors and should be utilized only by sophisticated investors who understand the risks associated with the use of leverage risk, the consequences of seeking calendar month leveraged investment results, for a Bear Fund, understand the risks of shorting, and intend to actively monitor and manage their investments.

The Funds with the word "Bull" in their name attempt to provide investment results that correlate to 120%, 125%, 135% or 200% of the return of an index or benchmark, meaning the Bull Funds attempt to move in the same direction as the target index or benchmark. The Funds with the word "Bear" in their name attempt to provide investment results that correlate to -125%, -135% or -200% of the return of an index or benchmark, meaning that Bear Funds attempt to move in the opposite or inverse direction of the target index or benchmark.

In seeking to achieve each Fund's calendar month investment objective, Rafferty Asset Management ("Rafferty" or the "Adviser") uses statistical and quantitative analysis to determine each Fund's investments and the techniques to employ. Rafferty relies upon a pre-determined model to determine the appropriate repositioning of each Fund's investments in accordance with its calendar month investment objective. Using this analysis, Rafferty determines the type, quantity and mix of investment positions it believes in combination should produce calendar month returns consistent with a Fund's investment objective. In general, if a Fund is performing as designed, the return of the index or benchmark will dictate the return for that Fund. Each Fund pursues its investment objective regardless of market conditions and does not take defensive positions.

Each Fund has a clearly articulated goal which requires the Fund to seek economic exposure in excess of its net assets. Therefore, each Fund invests in some combination of financial instruments that provide economic exposure consistent with the Fund's investment objective. Financial instruments may include swap agreements, exchange-traded funds ("ETFs"), swaps on ETFs, futures contracts, forward contracts, reverse repurchase agreements, options, and other financial instruments. Each Fund invests significantly in swap agreements. Rafferty uses these types of investments to produce economically "leveraged" investment results. Leveraging allows Rafferty to generate a greater positive or negative return than what would be generated on the invested capital without leverage, thus changing small market movements into larger changes in the value of the investments of a Fund.

The Funds may use certain investment techniques, including investments in derivatives, which may be considered aggressive. Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate over time. Additionally, such instruments may experience potentially dramatic price changes (losses) and imperfect correlations between the price of the contract and the underlying security or index which will increase the volatility of the Funds and may involve

DIREXION ANNUAL REPORT

a small investment of cash relative to the magnitude of the risk assumed. The use of derivatives may expose the Funds to additional risks that they would not be subject to if they invested directly in the securities underlying those derivatives. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case.

The discussion below relates to the performance of the Funds for their respective period. The Funds seek to provide calendar month returns which are a multiple – positive or negative – of the calendar month performance of a particular benchmark. The performance of the Funds for their respective period is important for understanding whether these Funds meet their investment objectives. A Fund meeting its calendar month investment objective should have performance for the period similar to the performance indicated by models based on the calendar month returns of the relevant benchmark for the period. Direxion maintains models indicating the expected performance of each Fund in light of the path of the relevant benchmark. The models, and a description of how they work, are available on the Direxion website (www.direxioninvestments.com) under Tools/Exposure Level. The models do not take into account the size of a Fund, the Fund's expense ratio or any transaction fees associated with creating a Fund's portfolio. A brief comparison of the actual returns versus the expected returns for each of the Funds in this Annual Report follows.

Fund Performance Review:

The Direxion Monthly High Yield Bull 1.2X Fund seeks to provide 120% of the calendar month return of the Solactive High Yield Beta Index. The Solactive High Yield Beta Index is a rules-based, systematic strategy index that provides exposure to an equal-weighted portfolio of three high-yield ETFs. The allocation to each U.S. High Yield Corporate Bond ETF is adjusted on a monthly basis. The index is calculated and distributed by Solactive AG and is calculated and published in U.S. Dollars. For the Annual Period, the Solactive High Yield Beta Index returned 2.72%. Given the calendar month investment objectives of the Fund and the path dependency of returns for longer periods, the return of the index alone should not generate expectations of annual performance of the Fund. The Direxion Monthly High Yield Bull 1.2X Fund returned 1.79%, while the model indicated an expected return of 3.27%.

The Direxion Monthly NASDAQ-100® Bull 1.25X Fund and the Direxion Monthly NASDAQ-100® Bear 1.25X Fund seek to provide 125% and -125% of the calendar month return of the NASDAQ-100® Index, respectively. The NASDAQ-100® Index includes 100 of the largest domestic and international non-financial companies listed on the NASDAQ Stock Market® based on market capitalization. All companies listed on the index have an average daily trading volume of at least 200,000 shares. For the Annual Period, the NASDAQ-100® Index returned 29.14%. Given the calendar month investment objectives of the Funds and the path dependency of returns for longer periods, the return of the index alone should not generate expectations of performance of the Funds. The Direxion Monthly NASDAQ-100® Bull 1.25X Fund returned 33.39%, while the model indicated an expected return of 37.28%. The Direxion Monthly NASDAQ-100® Bear 1.25X Fund returned -27.73%, while the model indicated an expected return of -29.35%.

The Direxion Monthly 25+ Year Treasury Bull 1.35X Fund and the Direxion Monthly 25+ Year Treasury Bear 1.35X Fund sought to provide 135% and -135% of the calendar month return of the NYSE 25 Year Plus Treasury Bond Index, respectively, from September 1, 2017 until January 1, 2018 The NYSE 25 Year Plus Treasury Bond Index is a multi-security fixed income index that attempts to track U.S. Treasury bonds with a maturity of 25 years or greater. Bonds eligible for inclusion must: be issued by the U.S. Treasury; have a maturity of 25 years or greater at issuance; be denominated in U.S. Dollars; be an either callable or non-callable issue; and have a fixed, non-zero coupon. The index rebalances monthly, after the close of trading on the last business day of each month. The weighting of the bonds in the index is reset during the rebalance to represent each issue's market value which is based on the issue's float-adjusted amount outstanding. For the stated period, the NYSE 25 Year Plus Treasury Bond Index returned 0.48%. Given the calendar month investment objectives of the Funds and the path dependency of returns for longer periods, the return of the index alone should not generate expectations of performance of the Funds. The Direxion Monthly 25+ Year Treasury Bull 1.35X Fund returned -0.49%, while the model indicated an expected return of 0.63%. The Direxion Monthly 25+ Year Treasury Bear 1.35X Fund returned -0.95%, while the model indicated an expected return of -0.81%.

Beginning January 2, 2018, the Direxion Monthly 25+ Year Treasury Bull 1.35X Fund and the Direxion Monthly 25+ Year Treasury Bear 1.35X Fund seek to provide 135% and -135% of the calendar month return of the ICE U.S. Treasury 25+

DIREXION ANNUAL REPORT

Year Bond Index, respectively. The ICE U.S. Treasury 25+ Year Bond Index is a market value weighted index that is designed to measure the performance of U.S. dollar-denominated, fixed-rate securities with minimum term to maturity greater than 25 years. Bonds eligible for inclusion must: be issued by the U.S. Treasury; have a minimum term to maturity of greater than 25 years; be denominated in U.S. Dollars; be an either callable or non-callable issue; and have a fixed, non-zero coupon. The index excludes zero-coupon STRIPS, inflation-linked note securities, floating-rate notes, cash management and treasury bills and any government agency debt that is issued with or without a government guarantee. For the stated period, the ICE U.S. Treasury 25+ Year Bond Index returned -3.32%. Given the calendar month investment objectives of the Funds and the path dependency of returns for longer periods, the return of the index alone should not generate expectations of performance of the Funds. The Direxion Monthly 25+ Year Treasury Bull 1.35X Fund returned -6.51%, while the model indicated an expected return of -4.56%. The Direxion Monthly 25+ Year Treasury Bear 1.35X Fund returned 5.16%, while the model indicated an expected return of 3.89%.

The Direxion Monthly NASDAQ-100® Bull 2X Fund seeks to provide 200% of the calendar month return of the NASDAQ-100® Index. The NASDAQ-100® Index includes 100 of the largest domestic and international non-financial companies listed on the NASDAQ Stock Market® based on market capitalization. All companies listed on the index have an average daily trading volume of at least 200,000 shares. For the Annual Period, the NASDAQ-100® Index returned 29.14%. Given the calendar month investment objectives of the Fund and the path dependency of returns for longer periods, the return of the index alone should not generate expectations of performance of the Fund. The Direxion Monthly NASDAQ-100® Bull 2X Fund returned 57.13%, while the model indicated an expected return of 63.87%. Deviation from the model may be due to a combination of asset fluctuation, expenses and transaction costs, including swap contract related costs and underlying index volatility.

The Direxion Monthly S&P 500® Bull 2X Fund and the Direxion Monthly S&P 500® Bear 2X Fund seek to provide 200% and -200% of the calendar month return of the S&P 500® Index, respectively. Standard & Poor's® selects the stocks comprising the S&P 500® Index on the basis of market capitalization, financial viability of the company and the public float, liquidity and price of a company's shares outstanding. The Index is a float-adjusted, market capitalization-weighted index. For the Annual Period, the S&P 500® Index returned 19.66%. Given the calendar month investment objectives of the Funds and the path dependency of returns for longer periods, the return of the index alone should not generate expectations of performance of the Funds. The Direxion Monthly S&P 500® Bull 2X Fund returned 35.87%, while the model indicated an expected return of 41.78%. Deviation from the model may be due to a combination of asset fluctuation, expenses and transaction costs, including swap contract related costs and underlying index volatility. The Direxion Monthly S&P 500® Bear 2X Fund returned -29.83%, while the model indicated an expected return of -32.35%.

The Direxion Monthly Small Cap Bull 2X Fund and the Direxion Monthly Small Cap Bear 2X Fund seek to provide 200% and -200% of the calendar month return of the Russell 2000® Index, respectively. The Russell 2000® Index measures the performance of approximately 2,000 small-capitalization companies in the Russell 3000® Index, based on a combination of their market capitalization and current index membership. For the Annual Period, the Russell 2000® Index returned 25.45%. Given the calendar month investment objectives of the Funds and the path dependency of returns for longer periods, the return of the index alone should not generate expectations of annual performance of the Funds. The Direxion Monthly Small Cap Bull 2X Fund returned 49.82%, while the model indicated an expected return of 55.47%. Deviation from the model may be due to a combination of asset fluctuation, expenses and transaction costs, including swap contract related costs and underlying index volatility. The Direxion Monthly Small Cap Bear 2X Fund returned -37.15%, while the model indicated an expected return of -38.99%.

The Direxion Monthly 7-10 Year Treasury Bull 2X Fund and the Direxion Monthly 7-10 Year Treasury Bear 2X Fund seek to provide 200% and -200% of the calendar month return of the ICE U.S. Treasury 7-10 Year Bond Index, respectively. The ICE U.S. Treasury 7-10 Year Bond Index is a market value weighted index that includes publicly issued U.S. Treasury securities that have a remaining maturity of greater than seven years and less than or equal to ten years. Eligible securities must be fixed rate, denominated in U.S. Dollars, and have $300 million or more of outstanding face value, excluding amounts held by the Federal Reserve. Securities excluded from the index are zero-coupon STRIPS, inflation-linked securities, floating-rate notes, cash management and Treasury bills, and any government agency debt that is issued with or without a government guarantee. For Annual Period, the ICE U.S. Treasury 7-10 Year Bond Index returned -3.05%. Given the calendar month

DIREXION ANNUAL REPORT

investment objectives of the Funds and the path dependency of returns for longer periods, the return of the index alone should not generate expectations of performance of the Funds. The Direxion Monthly 7-10 Year Treasury Bull 2X Fund returned -8.61%, while the model indicated an expected return of -6.32%. The Direxion Monthly 7-10 Year Treasury Bear 2X Fund returned 7.83%, while the model indicated an expected return of 6.16%.

The Direxion Monthly Emerging Markets Bull 2X Fund seeks to provide 200% of the calendar month return of the MSCI Emerging Markets IndexSM. The MSCI Emerging Market IndexSM is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. For the Annual Period, the MSCI Emerging Markets IndexSM returned -0.68%. Given the calendar month investment objectives of the Fund and the path dependency of returns for longer periods, the return of the index alone should not generate expectations of performance of the Fund. The Direxion Monthly Emerging Markets Bull 2X Fund returned -8.64%, while the model indicated an expected return of -4.95%.

Market Volatility Affecting Index and Fund Performance:

Volatility remained low through the early part of the Annual Period, as equity markets enjoyed a widespread rally, in part due to tax cuts and an accommodative regulation policy. Volatility increased heavily beginning the month of February, after monthly Bureau of Labor Statistics indicated an uptick in inflation. There was a general sense inflation could become a larger concern, thereby forcing the U.S. Federal Reserve to increase rates at a faster than expected rate. The ensuing uncertainty created increased volatility and a selloff in U.S. equities. U.S. equity markets remained turbulent through February and March, as investors tried to interpret strong economic data and a U.S. Federal Reserve anxious to tackle inflation. Complacency returned to the markets beginning in May, as investors once again shifted their attention to strong fundamentals in the U.S. economy. The volatility of each index used as a benchmark for the Funds is below:

Benchmark	One-Year Return Period Ended August 31, 2018	Annualized Volatility
Solactive High Yield Beta Index	2.72%	3.46%
NASDAQ-100® Index	29.14%	16.42%
NYSE 25 Year Plus Treasury Bond Index[1]	0.48%	10.30%
ICE U.S. Treasury 25+ Year Bond Index[2]	-3.32%	9.72%
S&P 500® Index	19.66%	12.49%
Russell 2000® Index	25.45%	13.31%
ICE U.S. Treasury 7-10 Year Bond Index	-3.05%	4.11%
MSCI Emerging Markets IndexSM	-0.68%	18.31%

1  September 01, 2017 – January 01, 2018

2  January 02, 2018 – August, 31 2018

As always, we thank you for using the Direxion Funds and we look forward to our mutual success.

Regards,

Patrick Rudnick
Principal Executive Officer
Principal Financial Officer

DIREXION ANNUAL REPORT

The performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. To obtain performance data current to the most recent month-end, please call toll-free, 1.800.851.0511, or visit www.direxioninvestments.com.

An investment in the Funds involves risk, including the possible loss of principal. The Funds are non-diversified and include risks associated with concentration risk which results from the Funds' investments in a particular industry or sector and can increase volatility over time. Active and frequent trading associated with a regular rebalance of the fund can cause the price to fluctuate, therefore impacting its performance compared to other investment vehicles. The Funds are leveraged and include risks associated with being leveraged which include the potential to create a greater negative return had the Fund not employed leverage. For other risks including correlation, compounding, market volatility and specific risks regarding each sector, please read the prospectus. An investment in any of the Direxion Funds is subject to a number of risks that could affect the value of its shares. It is important that investors closely review and understand these risks before making an investment.

An investor should consider the investment objectives, risks, charges and expenses of the Direxion Funds carefully before investing. The prospectus contains this and other information about the Direxion Funds. To obtain a prospectus, please call the Direxion Funds at 1.800.851.0511 or visit www.direxioninvestments.com. The prospectus should be read carefully before investing.

There is no guarantee the Funds will achieve their investment objective. Investing in funds that track an index may be more volatile than investing in broadly diversified funds. The use of leverage by a Fund means the Funds are riskier than alternatives which do not use leverage.

Distributed by: Rafferty Capital Markets, LLC

DIREXION ANNUAL REPORT

Direxion Monthly High Yield Bull 1.2X Fund

Performance Summary (Unaudited)

February 17, 20161 - August 31, 2018

Investment Objective: Seeks monthly investment results, before fees and expenses, of 120% of the price performance of the Solactive High Yield Beta Index.

	Average Annual Total Return[2]
	1 Year	Since Inception
Direxion Monthly High Yield Bull 1.2X Fund	1.79%	10.95%
Solactive High Yield Beta Index	2.72%	10.40%

The Fund seeks calendar month leveraged investment results, which should not be equated with seeking a leveraged goal for shorter than a calendar month. An investor who purchases shares on a day other than the last business day of the calendar month will generally receive more, or less, than 120% exposure to its index. Other factors such as fees and expenses, high portfolio turnover, transaction costs, significant purchases and redemption activity by Fund shareholders and/or a temporary lack of liquidity in the markets for the securities held by the Fund may also cause the Fund's investment results to vary from its stated objective.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The performance of the Solactive High Yield Beta Index does not reflect the deduction of fees associated with a mutual fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

The performance data shown represents past performance and does not guarantee future results.

Market Exposure2

Investment Type	Percent of Net Assets
Investment Companies	80.0%
Swap Contracts	40.0%
Total Exposure	120.0%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  Commencement of operations.

2  As of August 31, 2018.

DIREXION ANNUAL REPORT

Direxion Monthly NASDAQ-100® Bull 1.25X Fund

Performance Summary (Unaudited)

March 31, 20161 - August 31, 2018

Investment Objective: Seeks monthly investment results, before fees and expenses, of 125% of the price performance of the NASDAQ-100® Index.

	Average Annual Total Return[2]
	1 Year	Since Inception
Direxion Monthly NASDAQ-100® Bull 1.25X Fund	33.39%	30.50%
NASDAQ-100® Index	29.14%	26.20%

The Fund seeks calendar month leveraged investment results, which should not be equated with seeking a leveraged goal for shorter than a calendar month. An investor who purchases shares on a day other than the last business day of a calendar month will generally receive more, or less, than 125% exposure to the target index. Other factors such as fees and expenses, high portfolio turnover, transaction costs, significant purchases and redemption activity by Fund shareholders and/or a temporary lack of liquidity in the markets for the securities held by the Fund may also cause the Fund's investment results to vary from its stated objective.

This chart illustrates the performance of a hypothetical $10,000 investment made at the Fund's inception, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The performance of the NASDAQ-100® Index does not reflect the deduction of fees associated with a mutual fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities. During the period shown, Rafferty Asset Management, LLC waived and/or reimbursed fees for various expenses. Had these waivers and/or reimbursements not been in effect, performance would have been lower.

The performance data shown represents past performance and does not guarantee future results.

Market Exposure2

Investment Type	Percent of Net Assets
Swap Contracts	125.0%
Total Exposure	125.0%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  Commencement of operations.

2  As of August 31, 2018.

DIREXION ANNUAL REPORT

Direxion Monthly NASDAQ-100® Bear 1.25X Fund

Performance Summary (Unaudited)

March 31, 20161 - August 31, 2018

Investment Objective: Seeks monthly investment results, before fees and expenses, of 125% of the inverse of the price performance of the NASDAQ-100® Index.

	Average Annual Total Return[2]
	1 Year	Since Inception
Direxion Monthly NASDAQ-100® Bear 1.25X Fund	(27.73)%	(26.33)%
NASDAQ-100® Index	29.14%	26.20%

The Fund seeks calendar month leveraged investment results, which should not be equated with seeking a leveraged goal for shorter than a calendar month. An investor who purchases shares on a day other than the last business day of a calendar month will generally receive more, or less, than -125% exposure to the target index. Other factors such as fees and expenses, high portfolio turnover, transaction costs, significant purchases and redemption activity by Fund shareholders and/or a temporary lack of liquidity in the markets for the securities held by the Fund may also cause the Fund's investment results to vary from its stated objective.

This chart illustrates the performance of a hypothetical $10,000 investment made at the Fund's inception, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The performance of the NASDAQ-100® Index does not reflect the deduction of fees associated with a mutual fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities. During the period shown, Rafferty Asset Management, LLC waived and/or reimbursed fees for various expenses. Had these waivers and/or reimbursements not been in effect, performance would have been lower.

The performance data shown represents past performance and does not guarantee future results.

Market Exposure2

Investment Type	Percent of Net Assets
Swap Contracts	(104.6)%
Total Exposure	(104.6)%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  Commencement of operations.

2  As of August 31, 2018.

DIREXION ANNUAL REPORT

Direxion Monthly 25+ Year Treasury Bull 1.35X Fund

Performance Summary (Unaudited)

November 2, 20151 - August 31, 2018

Investment Objective: Seeks monthly investment results, before fees and expenses, of 135% of the price performance of the ICE U.S. Treasury 25+ Year Bond Index.

	Average Annual Total Return[2]
	1 Year	Since Inception
Direxion Monthly 25+ Year Treasury Bull 1.35X Fund	(6.97)%	0.16%
NYSE 25 Year Plus Treasury Bond Index[3]	(2.85)%	2.27%
ICE U.S. Treasury 25+ Year Bond Index[4]	(2.62)%	2.28%

The Fund seeks calendar month leveraged investment results, which should not be equated with seeking a leveraged goal for shorter than a calendar month. An investor who purchases shares on a day other than the last business day of the calendar month will generally receive more, or less, than 135% exposure to its index. Other factors such as fees and expenses, high portfolio turnover, transaction costs, significant purchases and redemption activity by Fund shareholders and/or a temporary lack of liquidity in the markets for the securities held by the Fund may also cause the Fund's investment results to vary from its stated objective.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The performance of the ICE U.S. Treasury 25+ Year Bond Index does not reflect the deduction of fees associated with a mutual fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities. During the period shown, Rafferty Asset Management, LLC waived and/or reimbursed fees for various expenses. Had these waivers and/or reimbursements not been in effect, performance would have been lower.

The performance data shown represents past performance and does not guarantee future results.

Market Exposure2

Investment Type	Percent of Net Assets
Swap Contracts	135.0%
Total Exposure	135.0%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  Commencement of operations.

2  As of August 31, 2018.

3  The Fund tracked the NYSE 25 Year Plus Treasury Bond Index as the benchmark from November 2, 2015 through January 1, 2018.

4  The Fund began tracking the ICE U.S. Treasury 25+ Year Bond Index as the benchmark on January 2, 2018 .

DIREXION ANNUAL REPORT

Direxion Monthly 25+ Year Treasury Bear 1.35X Fund

Performance Summary (Unaudited)

November 2, 20151 - August 31, 2018

Investment Objective: Seeks monthly investment results, before fees and expenses, of 135% of the inverse of the price performance of the ICE U.S. Treasury 25+ Year Bond Index.

	Average Annual Total Return[2]
	1 Year	Since Inception
Direxion Monthly 25+ Year Treasury Bear 1.35X Fund	4.17%	(4.05)%
NYSE 25 Year Plus Treasury Bond Index[3]	(2.85)%	2.27%
ICE U.S. Treasury 25+ Year Bond Index[4]	(2.62)%	2.28%

The Fund seeks calendar month leveraged investment results, which should not be equated with seeking a leveraged goal for shorter than a calendar month. An investor who purchases shares on a day other than the last business day of the calendar month will generally receive more, or less, than -135% exposure to its index. Other factors such as fees and expenses, high portfolio turnover, transaction costs, significant purchases and redemption activity by Fund shareholders and/or a temporary lack of liquidity in the markets for the securities held by the Fund may also cause the Fund's investment results to vary from its stated objective.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The performance of the ICE U.S. Treasury 25+ Year Bond Index does not reflect the deduction of fees associated with a mutual fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities. During the period shown, Rafferty Asset Management, LLC waived and/or reimbursed fees for various expenses. Had these waivers and/or reimbursements not been in effect, performance would have been lower.

The performance data shown represents past performance and does not guarantee future results.

Market Exposure2

Investment Type	Percent of Net Assets
Swap Contracts	(135.0)%
Total Exposure	(135.0)%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  Commencement of operations.

2  As of August 31, 2018.

3  The Fund tracked the NYSE 25 Year Plus Treasury Bond Index as the benchmark from November 2, 2015 through January 1, 2018.

4  The Fund began tracking the ICE U.S. Treasury 25+ Year Bond Index as the benchmark on January 2, 2018 .

DIREXION ANNUAL REPORT

Direxion Monthly NASDAQ-100® Bull 2X Fund

Performance Summary (Unaudited)

September 1, 2008 - August 31, 2018

Investment Objective: Seeks monthly investment results, before fees and expenses, of 200% of the price performance of the NASDAQ-100® Index.

	Average Annual Total Return[1]
	1 Year	3 Years	5 Years	10 Years
Direxion Monthly NASDAQ-100® Bull 2X Fund	57.13%	43.18%	40.79%	23.85%
NASDAQ-100® Index	29.14%	22.86%	21.47%	16.38%

The Fund seeks calendar month leveraged investment results, which should not be equated with seeking a leveraged goal for shorter than a calendar month. An investor who purchases shares on a day other than the last business day of the calendar month will generally receive more, or less, than 200% exposure to its index. Other factors such as fees and expenses, high portfolio turnover, transaction costs, significant purchases and redemption activity by Fund shareholders and/or a temporary lack of liquidity in the markets for the securities held by the Fund may also cause the Fund's investment results to vary from its stated objective.

This chart illustrates the performance of a hypothetical $10,000 investment made ten years ago, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The performance of the NASDAQ-100® Index does not reflect the deduction of fees associated with a mutual fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities. During the period shown, Rafferty Asset Management, LLC waived and/or reimbursed fees for various expenses. Had these waivers and/or reimbursements not been in effect, performance would have been lower.

The performance data shown represents past performance and does not guarantee future results.

Market Exposure1

Investment Type	Percent of Net Assets
Swap Contracts	199.3%
Total Exposure	199.3%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  As of August 31, 2018.

DIREXION ANNUAL REPORT

Direxion Monthly S&P 500® Bull 2X Fund

Performance Summary (Unaudited)

September 1, 2008 - August 31, 2018

Investment Objective: Seeks monthly investment results, before fees and expenses, of 200% of the price performance of the S&P 500® Index.

	Average Annual Total Return[1]
	1 Year	3 Years	5 Years	10 Years
Direxion Monthly S&P 500® Bull 2X Fund	35.87%	29.06%	26.19%	12.10%
S&P 500® Index	19.66%	16.11%	14.52%	10.86%

The Fund seeks calendar month leveraged investment results, which should not be equated with seeking a leveraged goal for shorter than a calendar month. An investor who purchases shares on a day other than the last business day of the calendar month will generally receive more, or less, than 200% exposure to its index. Other factors such as fees and expenses, high portfolio turnover, transaction costs, significant purchases and redemption activity by Fund shareholders and/or a temporary lack of liquidity in the markets for the securities held by the Fund may also cause the Fund's investment results to vary from its stated objective.

This chart illustrates the performance of a hypothetical $10,000 investment made ten years ago, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The performance of the S&P 500® Index does not reflect the deduction of fees associated with a mutual fund, such as investment management fee. Investors cannot invest directly in an index, although they can invest in its underlying securities. During the period shown, Rafferty Asset Management, LLC waived and/or reimbursed fees for various expenses. Had these waivers and/or reimbursements not been in effect, performance would have been lower.

The performance data shown represents past performance and does not guarantee future results.

Market Exposure1

Investment Type	Percent of Net Assets
Swap Contracts	199.9%
Total Exposure	199.9%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  As of August 31, 2018.

DIREXION ANNUAL REPORT

Direxion Monthly S&P 500® Bear 2X Fund

Performance Summary (Unaudited)

September 1, 2008 - August 31, 2018

Investment Objective: Seeks monthly investment results, before fees and expenses, of 200% of the inverse of the price performance of the S&P 500® Index.

	Average Annual Total Return[1]
	1 Year	3 Years	5 Years	10 Years
Direxion Monthly S&P 500® Bear 2X Fund	(29.83)%	(27.40)%	(26.15)%	(28.84)%
S&P 500® Index	19.66%	16.11%	14.52%	10.86%

The Fund seeks calendar month leveraged investment results, which should not be equated with seeking a leveraged goal for shorter than a calendar month. An investor who purchases shares on a day other than the last business day of the calendar month will generally receive more, or less, than -200% exposure to its index. Other factors such as fees and expenses, high portfolio turnover, transaction costs, significant purchases and redemption activity by Fund shareholders and/or a temporary lack of liquidity in the markets for the securities held by the Fund may also cause the Fund's investment results to vary from its stated objective.

This chart illustrates the performance of a hypothetical $10,000 investment made ten years ago, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The performance of the S&P 500® Index does not reflect the deduction of fees associated with a mutual fund, such as investment management fee. Investors cannot invest directly in an index, although they can invest in its underlying securities. During the period shown, Rafferty Asset Management, LLC waived and/or reimbursed fees for various expenses. Had these waivers and/or reimbursements not been in effect, performance would have been lower.

The performance data shown represents past performance and does not guarantee future results.

Market Exposure1

Investment Type	Percent of Net Assets
Swap Contracts	(195.6)%
Total Exposure	(195.6)%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  As of August 31, 2018.

DIREXION ANNUAL REPORT

Direxion Monthly Small Cap Bull 2X Fund

Performance Summary (Unaudited)

September 1, 2008 - August 31, 2018

Investment Objective: Seeks monthly investment results, before fees and expenses, of 200% of the price performance of the Russell 2000® Index.

	Average Annual Total Return[1]
	1 Year	3 Years	5 Years	10 Years
Direxion Monthly Small Cap Bull 2X Fund	49.82%	28.83%	22.70%	9.34%
Russell 2000® Index	25.45%	16.11%	13.00%	10.46%

The Fund seeks calendar month leveraged investment results, which should not be equated with seeking a leveraged goal for shorter than a calendar month. An investor who purchases shares on a day other than the last business day of the calendar month will generally receive more, or less, than 200% exposure to its index. Other factors such as fees and expenses, high portfolio turnover, transaction costs, significant purchases and redemption activity by Fund shareholders and/or a temporary lack of liquidity in the markets for the securities held by the Fund may also cause the Fund's investment results to vary from its stated objective.

This chart illustrates the performance of a hypothetical $10,000 investment made ten years ago, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The performance of the Russell 2000® Index does not reflect the deduction of fees associated with a mutual fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities. During the period shown, Rafferty Asset Management, LLC waived and/or reimbursed fees for various expenses. Had these waivers and/or reimbursements not been in effect, performance would have been lower.

The performance data shown represents past performance and does not guarantee future results.

Market Exposure1

Investment Type	Percent of Net Assets
Swap Contracts	199.7%
Total Exposure	199.7%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  As of August 31, 2018.

DIREXION ANNUAL REPORT

Direxion Monthly Small Cap Bear 2X Fund

Performance Summary (Unaudited)

September 1, 2008 - August 31, 2018

Investment Objective: Seeks monthly investment results, before fees and expenses, of 200% of the inverse of the price performance of the Russell 2000® Index.

	Average Annual Total Return[1]
	1 Year	3 Years	5 Years	10 Years
Direxion Monthly Small Cap Bear 2X Fund	(37.15)%	(30.50)%	(27.36)%	(34.12)%
Russell 2000® Index	25.45%	16.11%	13.00%	10.46%

The Fund seeks calendar month leveraged investment results, which should not be equated with seeking a leveraged goal for shorter than a calendar month. An investor who purchases shares on a day other than the last business day of the calendar month will generally receive more, or less, than -200% exposure to its index. Other factors such as fees and expenses, high portfolio turnover, transaction costs, significant purchases and redemption activity by Fund shareholders and/or a temporary lack of liquidity in the markets for the securities held by the Fund may also cause the Fund's investment results to vary from its stated objective.

This chart illustrates the performance of a hypothetical $10,000 investment made ten years ago, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The performance of the Russell 2000® Index does not reflect the deduction of fees associated with a mutual fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities. During the period shown, Rafferty Asset Management, LLC waived and/or reimbursed fees for various expenses. Had these waivers and/or reimbursements not been in effect, performance would have been lower.

The performance data shown represents past performance and does not guarantee future results.

Market Exposure1

Investment Type	Percent of Net Assets
Swap Contracts	(199.9)%
Total Exposure	(199.9)%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  As of August 31, 2018.

DIREXION ANNUAL REPORT

Direxion Monthly 7-10 Year Treasury Bull 2X Fund

Performance Summary (Unaudited)

September 1, 2008 - August 31, 2018

Investment Objective: The Direxion Monthly 7-10 Year Treasury Bull 2X Fund seeks monthly investment results, before fees and expenses, of 200% of the calendar month performance of the ICE U.S. Treasury 7-10 Year Bond Index.

	Average Annual Total Return[1]
	1 Year	3 Years	5 Years	10 Years
Direxion Monthly 7-10 Year Treasury Bull 2X Fund	(8.61)%	(1.42)%	2.23%	4.71%
ICE U.S. Treasury 7-10 Year Bond Index	(3.05)%	0.74%	2.40%	3.97%

The Fund seeks calendar month leveraged investment results, which should not be equated with seeking a leveraged goal for shorter than a calendar month. An investor who purchases shares on a day other than the last business day of the calendar month will generally receive more, or less, than 200% exposure to its index. Other factors such as fees and expenses, high portfolio turnover, transaction costs, significant purchases and redemption activity by Fund shareholders and/or a temporary lack of liquidity in the markets for the securities held by the Fund may also cause the Fund's investment results to vary from its stated objective.

This chart illustrates the performance of a hypothetical $10,000 investment made ten years ago, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The performance of the ICE U.S. Treasury 7-10 Year Bond Index does not reflect the deduction of fees associated with a mutual fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities. During the period shown, Rafferty Asset Management, LLC waived and/or reimbursed fees for various expenses. Had these waivers and/or reimbursements not been in effect, performance would have been lower.

The performance data shown represents past performance and does not guarantee future results.

Market Exposure1

Investment Type	Percent of Net Assets
Swap Contracts	199.3%
Total Exposure	199.3%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  As of August 31, 2018.

DIREXION ANNUAL REPORT

Direxion Monthly 7-10 Year Treasury Bear 2X Fund

Performance Summary (Unaudited)

September 1, 2008 - August 31, 2018

Investment Objective: The Direxion Monthly 7-10 Year Treasury Bear 2X Fund seeks monthly investment results, before fees and expenses, of 200% of the inverse of the calendar month performance of the ICE U.S. Treasury 7-10 Year Bond Index.

	Average Annual Total Return[1]
	1 Year	3 Years	5 Years	10 Years
Direxion Monthly 7-10 Year Treasury Bear 2X Fund	7.83%	(2.54)%	(6.65)%	(10.88)%
ICE U.S. Treasury 7-10 Year Bond Index	(3.05)%	0.74%	2.40%	3.97%

The Fund seeks calendar month leveraged investment results, which should not be equated with seeking a leveraged goal for shorter than a calendar month. An investor who purchases shares on a day other than the last business day of the calendar month will generally receive more, or less, than -200% exposure to its index. Other factors such as fees and expenses, high portfolio turnover, transaction costs, significant purchases and redemption activity by Fund shareholders and/or a temporary lack of liquidity in the markets for the securities held by the Fund may also cause the Fund's investment results to vary from its stated objective.

This chart illustrates the performance of a hypothetical $10,000 investment made ten years ago, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The performance of the ICE U.S. Treasury 7-10 Year Bond Index does not reflect the deduction of fees associated with a mutual fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities. During the period shown, Rafferty Asset Management, LLC waived and/or reimbursed fees for various expenses. Had these waivers and/or reimbursements not been in effect, performance would have been lower.

The performance data shown represents past performance and does not guarantee future results.

Market Exposure1

Investment Type	Percent of Net Assets
Swap Contracts	(200.0)%
Total Exposure	(200.0)%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  As of August 31, 2018.

DIREXION ANNUAL REPORT

Direxion Monthly Emerging Markets Bull 2X Fund

Performance Summary (Unaudited)

September 1, 2008 - August 31, 2018

Investment Objective: Seeks monthly investment results, before fees and expenses, of 200% of the price performance of the MSCI Emerging Markets Index.

	Average Annual Total Return[1]
	1 Year	3 Years	5 Years	10 Years
Direxion Monthly Emerging Markets Bull 2X Fund	(8.64)%	16.66%	3.39%	(7.44)%
MSCI Emerging Markets IndexSM	(0.68)%	11.42%	5.04%	3.45%

The Fund seeks calendar month leveraged investment results, which should not be equated with seeking a leveraged goal for shorter than a calendar month. An investor who purchases shares on a day other than the last business day of the calendar month will generally receive more, or less, than 200% exposure to its index. Other factors such as fees and expenses, high portfolio turnover, transaction costs, significant purchases and redemption activity by Fund shareholders and/or a temporary lack of liquidity in the markets for the securities held by the Fund may also cause the Fund's investment results to vary from its stated objective.

This chart illustrates the performance of a hypothetical $10,000 investment made ten years ago, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The performance of the MSCI Emerging Markets IndexSM does not reflect the deduction of fees associated with a mutual fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities. During the period shown, Rafferty Asset Management, LLC waived and/or reimbursed fees for various expenses. Had these waivers and/or reimbursements not been in effect, performance would have been lower.

The performance data shown represents past performance and does not guarantee future results.

Market Exposure1

Investment Type	Percent of Net Assets
Swap Contracts	200.0%
Total Exposure	200.0%

"Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  As of August 31, 2018.

DIREXION ANNUAL REPORT

Expense Example (Unaudited)

August 31, 2018

As a shareholder of a mutual fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held the entire period (March 1, 2018 – August 31, 2018).

Actual expenses

The first line under each Fund in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second line under each Fund in the following table provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other Funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as wire transfers, returned checks or stop payment orders. Therefore, the second line under each Fund in the table is useful in comparing ongoing Fund costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

DIREXION ANNUAL REPORT

Expense Example (Unaudited)

August 31, 2018

	Annualized Expense Ratio	Beginning Account Value March 1, 2018	Ending Account Value August 31, 2018	Expenses Paid During Period*
Direxion Monthly High Yield Bull 1.2X Fund
Based on actual fund return	1.35%	$1,000.00	$1,023.60	$6.89
Based on hypothetical 5% return	1.35%	1,000.00	1,018.40	6.87
Direxion Monthly NASDAQ-100® Bull 1.25X Fund
Based on actual fund return	1.07%	1,000.00	1,137.70	5.77
Based on hypothetical 5% return	1.07%	1,000.00	1,019.81	5.45
Direxion Monthly NASDAQ-100® Bear 1.25X Fund
Based on actual fund return	1.15%	1,000.00	867.80	5.41
Based on hypothetical 5% return	1.15%	1,000.00	1,019.41	5.85
Direxion Monthly 25+ Year Treasury Bull 1.35X Fund
Based on actual fund return	1.10%	1,000.00	1,029.80	5.63
Based on hypothetical 5% return	1.10%	1,000.00	1,019.66	5.60
Direxion Monthly 25+ Year Treasury Bear 1.35X Fund
Based on actual fund return	1.10%	1,000.00	962.20	5.44
Based on hypothetical 5% return	1.10%	1,000.00	1,019.66	5.60
Direxion Monthly NASDAQ-100® Bull 2X Fund
Based on actual fund return	1.65%	1,000.00	1,221.10	9.24
Based on hypothetical 5% return	1.65%	1,000.00	1,016.89	8.39
Direxion Monthly S&P 500® Bull 2X Fund
Based on actual fund return	1.41%	1,000.00	1,134.90	7.59
Based on hypothetical 5% return	1.41%	1,000.00	1,018.10	7.17
Direxion Monthly S&P 500® Bear 2X Fund
Based on actual fund return	1.35%	1,000.00	868.60	6.36
Based on hypothetical 5% return	1.35%	1,000.00	1,018.40	6.87
Direxion Monthly Small Cap Bull 2X Fund
Based on actual fund return	1.37%	1,000.00	1,306.60	7.97
Based on hypothetical 5% return	1.37%	1,000.00	1,018.30	6.97
Direxion Monthly Small Cap Bear 2X Fund
Based on actual fund return	1.35%	1,000.00	746.00	5.94
Based on hypothetical 5% return	1.35%	1,000.00	1,018.40	6.87
Direxion Monthly 7-10 Year Treasury Bull 2X Fund
Based on actual fund return	1.35%	1,000.00	1,017.30	6.86
Based on hypothetical 5% return	1.35%	1,000.00	1,018.40	6.87
Direxion Monthly 7-10 Year Treasury Bear 2X Fund
Based on actual fund return	1.35%	1,000.00	978.90	6.73
Based on hypothetical 5% return	1.35%	1,000.00	1,018.40	6.87
Direxion Monthly Emerging Markets Bull 2X Fund
Based on actual fund return	1.35%	1,000.00	794.50	6.11
Based on hypothetical 5% return	1.35%	1,000.00	1,018.40	6.87

*  Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184 days (the number of days in the period of March 1, 2018 to August 31, 2018), then divided by 365.

DIREXION ANNUAL REPORT

Allocation of Portfolio Holdings (Unaudited)

August 31, 2018

	Cash*	Investment Companies	Swaps	Total
Direxion Monthly High Yield Bull 1.2X Fund	20%	80%	0%**	100%
Direxion Monthly NASDAQ-100® Bull 1.25X Fund	98%	—	2%	100%
Direxion Monthly NASDAQ-100® Bear 1.25X Fund	102%	—	(2)%	100%
Direxion Monthly 25+ Year Treasury Bull 1.35X Fund	99%	—	1%	100%
Direxion Monthly 25+ Year Treasury Bear 1.35X Fund	99%	—	1%	100%
Direxion Monthly NASDAQ-100® Bull 2X Fund	79%	—	21%	100%
Direxion Monthly S&P 500® Bull 2X Fund	90%	—	10%	100%
Direxion Monthly S&P 500® Bear 2X Fund	105%	—	(5)%	100%
Direxion Monthly Small Cap Bull 2X Fund	94%	—	6%	100%
Direxion Monthly Small Cap Bear 2X Fund	106%	—	(6)%	100%
Direxion Monthly 7-10 Year Treasury Bull 2X Fund	99%	—	1%	100%
Direxion Monthly 7-10 Year Treasury Bear 2X Fund	101%	—	(1)%	100%
Direxion Monthly Emerging Markets Bull 2X Fund	104%	—	(4)%	100%

Allocation of Portfolio Holdings reflects percentages of net assets.

*  Cash and other assets less liabilities.

**  Percentage is less than 0.5%.

DIREXION ANNUAL REPORT

Direxion Monthly High Yield Bull 1.2X Fund

Schedule of Investments

August 31, 2018

Shares		Fair Value
INVESTMENT COMPANIES - 80.0%
1,414,420	iShares iBoxx $ High Yield Corporate Bond ETF	$122,149,311
3,393,037	SPDR® Barclays High Yield Bond ETF	122,149,332
	TOTAL INVESTMENT COMPANIES (Cost $241,212,947)	$244,298,643
SHORT TERM INVESTMENTS - 5.9%
Money Market Funds - 5.9%
18,120,000	Fidelity Investments Money Market Government Portfolio, 1.86% (a)(b)	$18,120,000
	TOTAL SHORT TERM INVESTMENTS (Cost $18,120,000)	$18,120,000
	TOTAL INVESTMENTS (Cost $259,332,947) - 85.9%	$262,418,643
	Other Assets in Excess of Liabilities - 14.1%	42,932,010
	TOTAL NET ASSETS - 100.0%	$305,350,653

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Represents annualized seven-day yield at August 31, 2018.

(b)  All or a portion of this security has been segregated as collateral for swap contracts. Total value of amount segregated is $18,120,000.

Long Total Return Swap Contracts

August 31, 2018

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation (Depreciation)
Total return of PIMCO 0-5 Year High Yield Corporate Bond Index ETF	3.0100% representing 1 month LIBOR rate + spread	Credit Suisse International	9/21/2018	1,214,208	$121,228,479	$823,213

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Monthly NASDAQ-100® Bull 1.25X Fund

Schedule of Investments

August 31, 2018

Shares		Fair Value
SHORT TERM INVESTMENTS - 12.6%
Money Market Funds - 12.6%
290,000	Fidelity Investments Money Market Government Portfolio, 1.86% (a)(b)	$290,000
	TOTAL SHORT TERM INVESTMENTS (Cost $290,000)	$290,000
	TOTAL INVESTMENTS (Cost $290,000) - 12.6%	$290,000
	Other Assets in Excess of Liabilities - 87.4%	2,005,421
	TOTAL NET ASSETS - 100.0%	$2,295,421

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Represents annualized seven-day yield at
August 31, 2018.

(b)  All or a portion of this security has been segregated as collateral for swap contracts. Total value of amount segregated is $290,000.

Long Total Return Swap Contracts

August 31, 2018

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation (Depreciation)
Total return of NASDAQ-100® Index	2.6500% representing 1 month LIBOR rate + spread	Credit Suisse International	12/19/2018	375	$2,835,340	$34,581

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Monthly NASDAQ-100® Bear 1.25X Fund

Schedule of Investments

August 31, 2018

Shares		Fair Value
SHORT TERM INVESTMENTS - 20.0%
Money Market Funds - 20.0%
60,000	Fidelity Investments Money Market Government Portfolio, 1.86% (a)(b)	$60,000
	TOTAL SHORT TERM INVESTMENTS (Cost $60,000)	$60,000
	TOTAL INVESTMENTS (Cost $60,000) - 20.0%	$60,000
	Other Assets in Excess of Liabilities - 80.0%	240,078
	TOTAL NET ASSETS - 100.0%	$300,078

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Represents annualized seven-day yield at August 31, 2018.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $60,000.

Short Total Return Swap Contracts

August 31, 2018

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation (Depreciation)
2.3059% - 2.3074% representing 1 month LIBOR rate + spread	Total return of NASDAQ-100® Index	Bank of America Merrill Lynch	9/25/2019	27	$200,565	$(6,045)
2.3338% representing 1 month LIBOR rate + spread	Total return of NASDAQ-100® Index	Bank of America Merrill Lynch	10/28/2019	14	107,232	75
					$307,797	$(5,970)

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Monthly 25+ Year Treasury Bull 1.35X Fund

Schedule of Investments

August 31, 2018

Shares		Fair Value
SHORT TERM INVESTMENTS - 20.4%
Money Market Funds - 20.4%
1,000,000	Fidelity Investments Money Market Government Portfolio, 1.86% (a)(b)	$1,000,000
	TOTAL SHORT TERM INVESTMENTS (Cost $1,000,000)	$1,000,000
	TOTAL INVESTMENTS (Cost $1,000,000) - 20.4%	$1,000,000
	Other Assets in Excess of Liabilities - 79.6%	3,895,466
	TOTAL NET ASSETS - 100.0%	$4,895,466

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Represents annualized seven-day yield at
August 31, 2018.

(b)  All or a portion of this security has been segregated as collateral for swap contracts. Total value of amount segregated is $1,000,000.

Long Total Return Swap Contracts

August 31, 2018

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation (Depreciation)
Total return of ICE U.S. Treasury 25+ Year Bond Index	2.5100% representing 1 month LIBOR rate + spread	Credit Suisse International	11/5/2018	68,325	$6,557,111	$40,544

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Monthly 25+ Year Treasury Bear 1.35X Fund

Schedule of Investments

August 31, 2018

Shares		Fair Value
SHORT TERM INVESTMENTS - 51.3%
Money Market Funds - 51.3%
120,000	Fidelity Investments Money Market Government Portfolio, 1.86% (a)(b)	$120,000
	TOTAL SHORT TERM INVESTMENTS (Cost $120,000)	$120,000
	TOTAL INVESTMENTS (Cost $120,000) - 51.3%	$120,000
	Other Assets in Excess of Liabilities - 48.7%	113,898
	TOTAL NET ASSETS - 100.0%	$233,898

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Represents annualized seven-day yield at
August 31, 2018.

(b)  All or a portion of this security has been segregated as collateral for swap contracts. Total value of amount segregated is $120,000.

Short Total Return Swap Contracts

August 31, 2018

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation (Depreciation)
1.2100% representing 1 month LIBOR rate + spread	Total return of ICE U.S. Treasury 25+ Year Bond Index	Credit Suisse International	11/5/2018	3,264	$317,936	$2,259

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Monthly NASDAQ-100® Bull 2X Fund

Schedule of Investments

August 31, 2018

Shares		Fair Value
SHORT TERM INVESTMENTS - 32.5%
Money Market Funds - 32.5%
94,320,000	Fidelity Investments Money Market Government Portfolio, 1.86% (a)(b)	$94,320,000
	TOTAL SHORT TERM INVESTMENTS (Cost $94,320,000)	$94,320,000
	TOTAL INVESTMENTS (Cost $94,320,000) - 32.5%	$94,320,000
	Other Assets in Excess of Liabilities - 67.5%	196,263,773
	TOTAL NET ASSETS - 100.0%	$290,583,773

Percentages are stated as a percent of net assets.

(a)  Represents annualized seven-day yield at August 31, 2018.

(b)  All or a portion of this security has been segregated as collateral for swap contracts. Total value of amount segregated is $94,320,000.

Long Total Return Swap Contracts

August 31, 2018

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation (Depreciation)
Total return of NASDAQ-100® Index	2.6500% representing 1 month LIBOR rate + spread	Credit Suisse International	9/28/2018	31,217	$188,157,906	$48,959,432
Total return of NASDAQ-100® Index	2.5148% - 2.5274% representing 1 month LIBOR rate + spread	Bank of America Merrill Lynch	9/25/2019	34,933	255,094,296	12,154,846
Total return of NASDAQ-100® Index	2.5538% - 2.5638% representing 1 month LIBOR rate + spread	Bank of America Merrill Lynch	10/28/2019	9,786	74,843,889	60,259
					$518,096,091	$61,174,537

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Monthly S&P 500® Bull 2X Fund

Schedule of Investments

August 31, 2018

Shares		Fair Value
SHORT TERM INVESTMENTS - 41.5%
Money Market Funds - 41.5%
47,780,000	Fidelity Investments Money Market Government Portfolio, 1.86% (a)(b)	$47,780,000
	TOTAL SHORT TERM INVESTMENTS (Cost $47,780,000)	$47,780,000
	TOTAL INVESTMENTS (Cost $47,780,000) - 41.5%	$47,780,000
	Other Assets in Excess of Liabilities - 58.5%	67,244,228
	TOTAL NET ASSETS - 100.0%	$115,024,228

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Represents annualized seven-day yield at August 31, 2018.

(b)  All or a portion of this security has been segregated as collateral for swap contracts. Total value of amount segregated is $47,780,000.

Long Total Return Swap Contracts

August 31, 2018

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation (Depreciation)
Total return of S&P 500® Index	2.5800% representing 1 month LIBOR rate + spread	Credit Suisse International	12/19/2018	15,215	$43,423,379	$720,563
Total return of S&P 500® Index	2.3774% representing 1 month LIBOR rate + spread	Bank of America Merrill Lynch	6/25/2019	52,432	142,822,285	9,189,010
Total return of S&P 500® Index	2.3774% representing 1 month LIBOR rate + spread	Bank of America Merrill Lynch	7/26/2019	7,272	19,778,803	1,300,579
Total return of S&P 500® Index	2.3774% representing 1 month LIBOR rate + spread	Bank of America Merrill Lynch	8/27/2019	4,362	11,938,307	711,548
					$217,962,774	$11,921,700

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Monthly S&P 500® Bear 2X Fund

Schedule of Investments

August 31, 2018

Shares		Fair Value
SHORT TERM INVESTMENTS - 57.9%
Money Market Funds - 57.9%
3,540,000	Fidelity Investments Money Market Government Portfolio, 1.86% (a)(b)	$3,540,000
	TOTAL SHORT TERM INVESTMENTS (Cost $3,540,000)	$3,540,000
	TOTAL INVESTMENTS (Cost $3,540,000) - 57.9%	$3,540,000
	Other Assets in Excess of Liabilities - 42.1%	2,576,955
	TOTAL NET ASSETS - 100.0%	$6,116,955

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Represents annualized seven-day yield at August 31, 2018.

(b)  All or a portion of this security has been segregated as collateral for swap contracts. Total value of amount segregated is $3,540,000.

Short Total Return Swap Contracts

August 31, 2018

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation (Depreciation)
2.1774% representing 1 month LIBOR rate + spread	Total return of S&P 500® Index	Bank of America Merrill Lynch	8/27/2019	1,711	$4,797,928	$(165,955)
2.1659% - 2.1774% representing 1 month LIBOR rate + spread	Total return of S&P 500® Index	Bank of America Merrill Lynch	9/25/2019	2,381	6,776,765	(133,713)
2.2038% representing 1 month LIBOR rate + spread	Total return of S&P 500® Index	Bank of America Merrill Lynch	10/28/2019	20	58,275	236
2.2138% representing 1 month LIBOR rate + spread	Total return of S&P 500® Index	Bank of America Merrill Lynch	10/28/2019	11	31,909	(9)
					$11,664,877	$(299,441)

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Monthly Small Cap Bull 2X Fund

Schedule of Investments

August 31, 2018

Shares		Fair Value
SHORT TERM INVESTMENTS - 43.3%
Money Market Funds - 43.3%
10,900,000	Fidelity Investments Money Market Government Portfolio, 1.86% (a)(b)	$10,900,000
	TOTAL SHORT TERM INVESTMENTS (Cost $10,900,000)	$10,900,000
	TOTAL INVESTMENTS (Cost $10,900,000) - 43.3%	$10,900,000
	Other Assets in Excess of Liabilities - 56.7%	14,260,372
	TOTAL NET ASSETS - 100.0%	$25,160,372

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Represents annualized seven-day yield at Aug 31, 2018.

(b)  All or a portion of this security has been segregated as collateral for swap contracts. Total value of amount segregated is $10,900,000.

Long Total Return Swap Contracts

August 31, 2018

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation (Depreciation)
Total return of Russell 2000® Index	2.3359% representing 1 month LIBOR rate + spread	Credit Suisse International	12/20/2018	4,133	$7,153,218	$41,102
Total return of Russell 2000® Index	2.1974% representing 1 month LIBOR rate + spread	Bank of America Merrill Lynch	12/26/2019	24,772	41,515,574	1,532,462
					$48,668,792	$1,573,564

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Monthly Small Cap Bear 2X Fund

Schedule of Investments

August 31, 2018

Shares		Fair Value
SHORT TERM INVESTMENTS - 29.6%
Money Market Funds - 29.6%
1,270,000	Fidelity Investments Money Market Government Portfolio, 1.86% (a)(b)	$1,270,000
	TOTAL SHORT TERM INVESTMENTS (Cost $1,270,000)	$1,270,000
	TOTAL INVESTMENTS (Cost $1,270,000) - 29.6%	$1,270,000
	Other Assets in Excess of Liabilities - 70.4%	3,024,668
	TOTAL NET ASSETS - 100.0%	$4,294,668

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Represents annualized seven-day yield at August 31, 2018.

(b)  All or a portion of this security has been segregated as collateral for swap contracts. Total value of amount segregated is $1,270,000.

Short Total Return Swap Contracts

August 31, 2018

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation (Depreciation)
2.1100% representing 1 month LIBOR rate + spread	Total return of Russell 2000® Index	Credit Suisse International	12/17/2018	4,935	$8,308,209	$(278,334)

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Monthly 7-10 Year Treasury Bull 2X Fund

Schedule of Investments

August 31, 2018

Shares		Fair Value
SHORT TERM INVESTMENTS - 29.4%
Money Market Funds - 29.4%
2,710,000	Fidelity Investments Money Market Government Portfolio, 1.86% (a)(b)	$2,710,000
	TOTAL SHORT TERM INVESTMENTS (Cost $2,710,000)	$2,710,000
	TOTAL INVESTMENTS (Cost $2,710,000) - 29.4%	$2,710,000
	Other Assets in Excess of Liabilities - 70.6%	6,521,899
	TOTAL NET ASSETS - 100.0%	$9,231,899

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Represents annualized seven-day yield at August 31, 2018.

(b)  All or a portion of this security has been segregated as collateral for swap contracts. Total value of amount segregated is $2,710,000.

Long Total Return Swap Contracts

August 31, 2018

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation (Depreciation)
Total return of iShares 7-10 Year Treasury Bond ETF	1.4100% representing 1 month LIBOR rate + spread	Credit Suisse International	12/17/2018	179,305	$18,350,563	$46,187

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Monthly 7-10 Year Treasury Bear 2X Fund

Schedule of Investments

August 31, 2018

Shares		Fair Value
SHORT TERM INVESTMENTS - 30.9%
Money Market Funds - 30.9%
920,000	Fidelity Investments Money Market Government Portfolio, 1.86% (a)(b)	$920,000
	TOTAL SHORT TERM INVESTMENTS (Cost $920,000)	$920,000
	TOTAL INVESTMENTS (Cost $920,000) - 30.9%	$920,000
	Other Assets in Excess of Liabilities - 69.1%	2,055,479
	TOTAL NET ASSETS - 100.0%	$2,975,479

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Represents annualized seven-day yield at August 31, 2018.

(b)  All or a portion of this security has been segregated as collateral for swap contracts. Total value of amount segregated is $920,000.

Short Total Return Swap Contracts

August 31, 2018

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation (Depreciation)
1.1700% representing 1 month LIBOR rate + spread	Total return of iShares 7-10 Year Treasury Bond ETF	Credit Suisse International	12/18/2018	57,995	$5,934,516	$(15,704)

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Monthly Emerging Markets Bull 2X Fund

Schedule of Investments

August 31, 2018

Shares		Fair Value
SHORT TERM INVESTMENTS - 45.6%
Money Market Funds - 45.6%
2,440,000	Fidelity Investments Money Market Government Portfolio, 1.86% (a)(b)	$2,440,000
	TOTAL SHORT TERM INVESTMENTS (Cost $2,440,000)	$2,440,000
	TOTAL INVESTMENTS (Cost $2,440,000) - 45.6%	$2,440,000
	Other Assets in Excess of Liabilities - 54.4%	2,911,320
	TOTAL NET ASSETS - 100.0%	$5,351,320

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Represents annualized seven-day yield at August 31, 2018.

(b)  All or a portion of this security has been segregated as collateral for swap contracts. Total value of amount segregated is $2,440,000.

Long Total Return Swap Contracts

August 31, 2018

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation (Depreciation)
Total return of iShares MSCI Emerging Markets ETF	2.4749% representing 1 month LIBOR rate + spread	Credit Suisse International	12/20/2018	247,944	$10,905,785	$(204,999)

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Assets & Liabilities

August 31, 2018

	Direxion Monthly High Yield Bull 1.2X Fund	Direxion Monthly NASDAQ-100® Bull 1.25X Fund	Direxion Monthly NASDAQ-100® Bear 1.25X Fund
Assets:
Investments, at fair value (Note 2)	$262,418,643	$290,000	$60,000
Cash equivalents	43,992,379	2,418,621	188,330
Receivable for Fund shares sold	442,156	479,587	50,000
Unrealized appreciation on swap contracts	823,213	34,581	75
Dividends and interest receivable	95,492	46,307	577
Prepaid expenses and other assets	30,542	11,430	10,331
Total Assets	307,802,425	3,280,526	309,313
Liabilities:
Payable for Fund shares redeemed	541,359	5,598	—
Investment securities purchased	812,316	—	—
Due to broker for swap contracts	670,000	940,000	2,540
Unrealized depreciation on swap contracts	—	—	6,045
Due to investment adviser, net	183,901	5,513	58
Accrued distribution expenses	60,693	6,537	96
Accrued expenses and other liabilities	183,503	27,457	496
Total Liabilities	2,451,772	985,105	9,235
Net Assets	$305,350,653	$2,295,421	$300,078
Net Assets Consist of:
Capital stock	$316,127,052	$5,648,051	$891,783
Undistributed (Accumulated) net investment income (loss)	—	40,701	—
Undistributed (Accumulated) net realized gain (loss)	(14,685,308)	(3,427,912)	(585,735)
Net unrealized appreciation (depreciation) on:
Investments	3,085,696	—	—
Swap contracts	823,213	34,581	(5,970)
Total Net Assets	$305,350,653	$2,295,421	$300,078
Calculation of Net Asset Value Per Share:
Net assets	$305,350,653	$2,295,421	$300,078
Shares outstanding (unlimited shares of beneficial interest authorized, no par value)	12,984,622	69,237	31,422
Net asset value, redemption price and offering price per share	$23.5163	$33.1531	$9.5499
Cost of Investments	$259,332,947	$290,000	$60,000

The accompanying notes are an integral part of these financial statements.

Statements of Assets & Liabilities

August 31, 2018

	Direxion Monthly 25+ Year Treasury Bull 1.35X Fund	Direxion Monthly 25+ Year Treasury Bear 1.35X Fund	Direxion Monthly NASDAQ-100® Bull 2X Fund
Assets:
Investments, at fair value (Note 2)	$1,000,000	$120,000	$94,320,000
Cash equivalents	3,827,128	103,938	193,580,612
Receivable for Fund shares sold	32,400	—	3,319,909
Due from broker for swap contracts	—	87	6,732
Unrealized appreciation on swap contracts	40,544	2,259	61,174,537
Dividends and interest receivable	20,115	16,913	382,152
Prepaid expenses and other assets	12,539	6,288	22,395
Total Assets	4,932,726	249,485	352,806,337
Liabilities:
Payable for Fund shares redeemed	6,387	—	1,430,033
Due to broker for swap contracts	3	—	60,370,000
Due to investment adviser, net	2,228	3,070	122,301
Accrued distribution expenses	2,794	2,295	52,199
Accrued expenses and other liabilities	25,848	10,222	248,031
Total Liabilities	37,260	15,587	62,222,564
Net Assets	$4,895,466	$233,898	$290,583,773
Net Assets Consist of:
Capital stock	$8,823,045	$6,647,629	$229,282,705
Undistributed (Accumulated) net investment income (loss)	66,770	—	—
Undistributed (Accumulated) net realized gain (loss)	(4,034,893)	(6,415,990)	126,531
Net unrealized appreciation (depreciation) on:
Swap contracts	40,544	2,259	61,174,537
Total Net Assets	$4,895,466	$233,898	$290,583,773
Calculation of Net Asset Value Per Share:
Net assets	$4,895,466	$233,898	$290,583,773
Shares outstanding (unlimited shares of beneficial interest authorized, no par value)	244,033	13,148	9,814,667
Net asset value, redemption price and offering price per share	$20.0607	$17.7896	$29.61
Cost of Investments	$1,000,000	$120,000	$94,320,000

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Assets & Liabilities

August 31, 2018

	Direxion Monthly S&P 500® Bull 2X Fund	Direxion Monthly S&P 500® Bear 2X Fund	Direxion Monthly Small Cap Bull 2X Fund	Direxion Monthly Small Cap Bear 2X Fund
Assets:
Investments, at fair value (Note 2)	$47,780,000	$3,540,000	$10,900,000	$1,270,000
Cash equivalents	63,677,049	2,491,483	13,795,426	2,881,303
Receivable for Fund shares sold	4,021,203	393,873	401,247	425,287
Receivable for securities sold	400,000	—	—	—
Due from investment adviser, net	—	1,556	—	—
Unrealized appreciation on swap contracts	11,921,700	236	1,573,564	—
Dividends and interest receivable	168,881	9,906	43,409	8,012
Prepaid expenses and other assets	23,072	26,558	7,491	7,526
Total Assets	127,991,905	6,463,612	26,721,137	4,592,128
Liabilities:
Payable for Fund shares redeemed	535,151	4,292	6,194	1,157
Payable for securities purchased	400,000	—	—	—
Due to broker for swap contracts	11,870,000	36,440	1,510,000	8,778
Unrealized depreciation on swap contracts	—	299,677	—	278,334
Due to investment adviser, net	52,550	—	10,594	1,149
Accrued distribution expenses	23,145	1,307	5,920	1,110
Accrued expenses and other liabilities	86,831	4,941	28,057	6,932
Total Liabilities	12,967,677	346,657	1,560,765	297,460
Net Assets	$115,024,228	$6,116,955	$25,160,372	$4,294,668
Net Assets Consist of:
Capital stock	$99,468,146	$53,352,105	$22,020,222	$54,064,759
Undistributed (Accumulated) net investment income (loss)	7,617	—	11,900	—
Undistributed (Accumulated) net realized gain (loss)	3,626,765	(46,935,709)	1,554,686	(49,491,757)
Net unrealized appreciation (depreciation) on:
Swap contracts	11,921,700	(299,441)	1,573,564	(278,334)
Total Net Assets	$115,024,228	$6,116,955	$25,160,372	$4,294,668
Calculation of Net Asset Value Per Share:
Net assets	$115,024,228	$6,116,955	$25,160,372	$4,294,668
Shares outstanding (unlimited shares of beneficial interest authorized, no par value)	3,635,469	517,188	259,277	371,085
Net asset value, redemption price and offering price per share	$31.64	$11.83	$97.04	$11.57
Cost of Investments	$47,780,000	$3,540,000	$10,900,000	$1,270,000

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Assets & Liabilities

August 31, 2018

	Direxion Monthly 7-10 Year Treasury Bull 2X Fund	Direxion Monthly 7-10 Year Treasury Bear 2X Fund	Direxion Monthly Emerging Markets Bull 2X Fund
Assets:
Investments, at fair value (Note 2)	$2,710,000	$920,000	$2,440,000
Cash equivalents	6,218,409	2,474,778	2,792,985
Receivable for Fund shares sold	298,542	15,150	439,321
Due from investment adviser, net	—	3,482	10,200
Due from broker for swap contracts	168	—	—
Unrealized appreciation on swap contracts	46,187	—	—
Dividends and interest receivable	12,336	4,681	8,905
Prepaid expenses and other assets	8,259	18,833	5,684
Total Assets	9,293,901	3,436,924	5,697,095
Liabilities:
Payable for Fund shares redeemed	45,900	434,086	125,943
Due to broker for swap contracts	—	916	—
Unrealized depreciation on swap contracts	—	15,704	204,999
Due to investment adviser, net	1,460	—	—
Accrued distribution expenses	1,692	649	1,177
Accrued expenses and other liabilities	12,950	10,090	13,656
Total Liabilities	62,002	461,445	345,775
Net Assets	$9,231,899	$2,975,479	$5,351,320
Net Assets Consist of:
Capital stock	$12,159,468	$22,951,442	$49,619,776
Accumulated net investment loss	—	—	—
Accumulated net realized loss	(2,973,756)	(19,960,259)	(44,063,457)
Net unrealized appreciation (depreciation) on:
Swap contracts	46,187	(15,704)	(204,999)
Total Net Assets	$9,231,899	$2,975,479	$5,351,320
Calculation of Net Asset Value Per Share:
Net assets	$9,231,899	$2,975,479	$5,351,320
Shares outstanding (unlimited shares of beneficial interest authorized, no par value)	280,413	97,370	109,477
Net asset value, redemption price and offering price per share	$32.92	$30.56	$48.88
Cost of Investments	$2,710,000	$920,000	$2,440,000

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Operations

For the Year Ended August 31, 2018

	Direxion Monthly High Yield Bull 1.2X Fund	Direxion Monthly NASDAQ-100® Bull 1.25X Fund	Direxion Monthly NASDAQ-100® Bear 1.25X Fund
Investment Income:
Dividend income	$9,285,649	$—	$—
Interest income	752,762	391,229	3,325
Total investment income	10,038,411	391,229	3,325
Expenses:
Investment advisory fees (Note 4)	1,765,286	202,099	2,016
Distribution expenses (Note 4)	588,429	67,366	672
Accounting fees	313,610	34,501	353
Professional fees	160,101	27,184	10,172
Report to shareholders	60,453	6,921	69
Management service fees (Note 4)	58,266	6,809	68
State registration fees	58,007	25,035	19,346
Administration fees	39,055	4,282	43
Trustees' fees	38,492	4,726	47
Insurance fees	17,710	2,028	20
Licensing fees	6,599	16,168	161
Interest expense	4,023	7,547	—
Other	31,401	3,595	36
Total expenses	3,141,432	408,261	33,003
Less: Reimbursement of expenses from Adviser (Note 4)	—	(90,828)	(29,911)
Net expenses	3,141,432	317,433	3,092
Net investment income	6,896,979	73,796	233
Realized and unrealized gain (loss) on investments:
Net realized gain (loss) on:
Investments	(7,746,518)	—	—
Swap contracts	(3,161,825)	7,733,999	(367,724)
	(10,908,343)	7,733,999	(367,724)
Change in net unrealized appreciation (depreciation) on:
Investments	(3,722,337)	—	—
Swap contracts	213,984	(737,640)	901
	(3,508,353)	(737,640)	901
Net realized and unrealized gain (loss) on investments	(14,416,696)	6,996,359	(366,823)
Net increase (decrease) in net assets resulting from operations	$(7,519,717)	$7,070,155	$(366,590)

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Operations

For the Year Ended August 31, 2018

	Direxion Monthly 25+ Year Treasury Bull 1.35X Fund	Direxion Monthly 25+ Year Treasury Bear 1.35X Fund	Direxion Monthly NASDAQ-100® Bull 2X Fund
Investment Income:
Interest income	$543,049	$157,358	$2,891,393
Total investment income	543,049	157,358	2,891,393
Expenses:
Investment advisory fees (Note 4)	324,258	88,385	1,558,005
Distribution expenses (Note 4)	108,086	29,462	519,335
Accounting fees	61,228	15,327	282,435
State registration fees	44,020	48,204	42,500
Professional fees	37,571	17,515	142,476
Licensing fees	21,182	21,182	83,095
Report to shareholders	11,104	3,027	53,354
Management service fees (Note 4)	10,701	2,945	52,006
Administration fees	7,176	1,923	33,757
Trustees' fees	7,055	1,983	35,028
Insurance fees	3,253	887	15,631
Interest expense	690	204	415,459
Other	5,768	1,572	27,714
Total expenses	642,092	232,616	3,260,795
Less: Reimbursement of expenses from Adviser (Note 4)	(165,823)	(102,780)	(40,923)
Net expenses	476,269	129,836	3,219,872
Net investment income (loss)	66,780	27,522	(328,479)
Realized and unrealized gain (loss) on investments:
Net realized gain (loss) on:
Futures contracts	(2,439,611)	(2,215,810)	—
Swap contracts	(1,141,854)	(1,119,587)	36,363,622
	(3,581,465)	(3,335,397)	36,363,622
Change in net unrealized appreciation (depreciation) on:
Futures contracts	158	—	—
Swap contracts	(278,947)	17,491	52,008,476
	(278,789)	17,491	52,008,476
Net realized and unrealized gain (loss) on investments	(3,860,254)	(3,317,906)	88,372,098
Net increase (decrease) in net assets resulting from operations	$(3,793,474)	$(3,290,384)	$88,043,619

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Operations

For the Year Ended August 31, 2018

	Direxion Monthly S&P 500® Bull 2X Fund	Direxion Monthly S&P 500® Bear 2X Fund	Direxion Monthly Small Cap Bull 2X Fund	Direxion Monthly Small Cap Bear 2X Fund
Investment Income:
Interest income	$1,336,110	$113,904	$323,290	$72,491
Total investment income	1,336,110	113,904	323,290	72,491
Expenses:
Investment advisory fees (Note 4)	715,521	61,748	169,967	38,968
Distribution expenses (Note 4)	238,507	20,583	56,656	12,989
Accounting fees	129,226	10,980	29,855	7,099
Professional fees	70,840	15,250	24,452	13,313
Interest expense	40,541	217	5,449	45
State registration fees	36,996	25,938	26,753	21,888
Report to shareholders	24,503	2,115	5,821	1,334
Management service fees (Note 4)	23,924	2,053	5,677	1,297
Licensing fees	19,096	15,002	21,394	7,131
Trustees' fees	16,232	1,377	3,846	864
Administration fees	15,439	1,346	3,673	850
Insurance fees	7,179	619	1,705	391
Other	12,728	1,098	3,023	693
Excise taxes	—	—	—	10
Total expenses	1,350,732	158,326	358,271	106,872
Less: Reimbursement of expenses from Adviser (Note 4)	(22,239)	(46,963)	(46,881)	(36,675)
Net expenses	1,328,493	111,363	311,390	70,197
Net investment income	7,617	2,541	11,900	2,294
Realized and unrealized gain (loss) on investments:
Net realized gain (loss) on:
Investments	—	—	—	—
Swap contracts	19,545,100	(4,271,019)	7,039,962	(3,403,979)
	19,545,100	(4,271,019)	7,039,962	(3,403,979)
Change in net unrealized appreciation (depreciation) on:
Swap contracts	10,264,839	749,418	1,568,873	(146,609)
	10,264,839	749,418	1,568,873	(146,609)
Net realized and unrealized gain (loss) on investments	29,809,939	(3,521,601)	8,608,835	(3,550,588)
Net increase (decrease) in net assets resulting from operations	$29,817,556	$(3,519,060)	$8,620,735	$(3,548,294)

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Operations

For the Year Ended August 31, 2018

	Direxion Monthly 7-10 Year Treasury Bull 2X Fund	Direxion Monthly 7-10 Year Treasury Bear 2X Fund	Direxion Monthly Emerging Markets Bull 2X Fund
Investment Income:
Interest income	$128,345	$73,544	$151,923
Total investment income	128,345	73,544	151,923
Expenses:
Investment advisory fees (Note 4)	73,476	43,082	84,263
Distribution expenses (Note 4)	24,492	14,361	28,088
State registration fees	23,267	26,725	33,457
Licensing fees	19,998	19,998	20,000
Professional fees	16,248	13,663	17,165
Accounting fees	13,715	8,099	15,366
Report to shareholders	2,516	1,475	2,886
Management service fees (Note 4)	2,433	1,434	2,812
Administration fees	1,622	940	1,824
Trustees' fees	1,593	957	1,898
Insurance fees	737	432	845
Interest expense	204	181	1,329
Other	1,307	766	1,499
Total expenses	181,608	132,113	211,432
Less: Reimbursement of expenses from Adviser (Note 4)	(49,147)	(54,385)	(58,430)
Net expenses	132,461	77,728	153,002
Net investment loss	(4,116)	(4,184)	(1,079)
Realized and unrealized gain (loss) on investments:
Net realized gain (loss) on:
Swap contracts	(798,464)	265,858	(551,966)
	(798,464)	265,858	(551,966)
Change in net unrealized appreciation (depreciation) on:
Swap contracts	(268,745)	106,455	(383,238)
	(268,745)	106,455	(383,238)
Net realized and unrealized gain (loss) on investments	(1,067,209)	372,313	(935,204)
Net increase (decrease) in net assets resulting from operations	$(1,071,325)	$368,129	$(936,283)

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Changes in Net Assets

	Direxion Monthly High Yield Bull 1.2X Fund		Direxion Monthly NASDAQ-100® Bull 1.25X Fund
	Year Ended August 31, 2018	Year Ended August 31, 2017	Year Ended August 31, 2018	Year Ended August 31, 2017
Increase (Decrease) in net assets from:
Operations:
Net investment income (loss)	$6,896,979	$8,466,010	$73,796	$(70,939)
Net realized gain (loss) on investments	(10,908,343)	4,846,328	7,733,999	6,217,560
Change in net unrealized appreciation (depreciation) of investments	(3,508,353)	3,895,801	(737,640)	772,634
Net increase (decrease) in net assets resulting from operations	(7,519,717)	17,208,139	7,070,155	6,919,255
Distributions to shareholders:
Net investment income:	(7,055,798)	(8,639,069)	—	—
Net realized gains	(562,632)	(2,375,195)	(3,734,099)	—
Total distributions to shareholders	(7,618,430)	(11,014,264)	(3,734,099)	—
Capital share transactions:
Net increase (decrease) in net assets resulting from net change capital share transactions(a)	(39,187,891)	129,019,198	(35,233,366)	27,215,958
Total increase (decrease) in net assets	(54,326,038)	135,213,073	(31,897,310)	34,135,213
Net assets:
Beginning of year	359,676,691	224,463,618	34,192,731	57,518
End of year	$305,350,653	$359,676,691	$2,295,421	$34,192,731
Undistributed (accumulated) net investment income (loss), end of year	$—	$—	$40,701	$—

(a)  Summary of capital share transactions is as follows:

	Direxion Monthly High Yield Bull 1.2X Fund
	Year Ended August 31, 2018		Year Ended August 31, 2017
	Shares	Value	Shares	Value
Shares sold	127,954,586	$3,003,076,924	51,601,855	$1,233,433,511
Shares issued in reinvestment of distributions	313,212	7,401,586	458,675	10,776,702
Shares redeemed	(130,179,026)	(3,049,666,401)	(46,791,834)	(1,115,191,015)
Net increase (decrease)	(1,911,228)	$(39,187,891)	5,268,696	$129,019,198
	Direxion Monthly NASDAQ-100® Bull 1.25X Fund
	Year Ended August 31, 2018		Year Ended August 31, 2017
	Shares	Value	Shares	Value
Shares sold	18,722,366	$573,206,601	15,428,662	$374,263,986
Shares issued in reinvestment of distributions	127,049	3,734,099	—	—
Shares redeemed	(19,977,917)	(612,174,066)	(14,233,578)	(347,048,028)
Net increase (decrease)	(1,128,502)	$(35,233,366)	1,195,084	$27,215,958

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Changes in Net Assets

	Direxion Monthly NASDAQ-100® Bear 1.25X Fund		Direxion Monthly 25+ Year Treasury Bull 1.35X Fund
	Year Ended August 31, 2018	Year Ended August 31, 2017	Year Ended August 31, 2018	Year Ended August 31, 2017
Increase (Decrease) in net assets from:
Operations:
Net investment income (loss)	$233	$(350)	$66,780	$(97,168)
Net realized gain (loss) on investments	(367,724)	(13,338)	(3,581,465)	1,297,410
Change in net unrealized appreciation (depreciation) of investments	901	(6,526)	(278,789)	316,802
Net increase (decrease) in net assets resulting from operations	(366,590)	(20,214)	(3,793,474)	1,517,044
Distributions to shareholders:
Net realized gains	—	—	(130,177)	—
Total distributions to shareholders	—	—	(130,177)	—
Capital share transactions:
Net increase (decrease) in net assets resulting from net change capital share transactions(a)	490,973	148,383	(11,020,024)	15,872,586
Total increase (decrease) in net assets	124,383	128,169	(14,943,675)	17,389,630
Net assets:
Beginning of year	175,695	47,526	19,839,141	2,449,511
End of year	$300,078	$175,695	$4,895,466	$19,839,141
Undistributed (accumulated) net investment income (loss), end of year	$—	$(233)	$66,770	$—

(a)  Summary of capital share transactions is as follows:

	Direxion Monthly NASDAQ-100® Bear 1.25X Fund
	Year Ended August 31, 2018		Year Ended August 31, 2017
	Shares	Value	Shares	Value
Shares sold	1,120,137	$11,689,328	44,706	$663,233
Shares redeemed	(1,102,011)	(11,198,355)	(34,039)	(514,850)
Net increase	18,126	$490,973	10,667	$148,383
	Direxion Monthly 25+ Year Treasury Bull 1.35X Fund
	Year Ended August 31, 2018		Year Ended August 31, 2017
	Shares	Value	Shares	Value
Shares sold	110,936,639	$2,259,256,514	99,020,683	$1,993,686,832
Shares issued in reinvestment of distributions	5,640	122,055	—	—
Shares redeemed	(111,617,056)	(2,270,398,593)	(98,205,076)	(1,977,814,246)
Net increase (decrease)	(674,777)	$(11,020,024)	815,607	$15,872,586

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Changes in Net Assets

	Direxion Monthly 25+ Year Treasury Bear 1.35X Fund		Direxion Monthly NASDAQ-100® Bull 2X Fund[1]
	Year Ended August 31, 2018	Year Ended August 31, 2017	Year Ended August 31, 2018	Year Ended August 31, 2017
Increase (Decrease) in net assets from:
Operations:
Net investment income (loss)	$27,522	$(121,852)	$(328,479)	$(1,140,452)
Net realized gain (loss) on investments	(3,335,397)	(2,164,780)	36,363,622	51,996,714
Change in net unrealized appreciation of investments	17,491	103,960	52,008,476	9,405,316
Net increase (decrease) in net assets resulting from operations	(3,290,384)	(2,182,672)	88,043,619	60,261,578
Distributions to shareholders:
Net investment income:	—	—	—	—
Net realized gains	—	—	(10,222,280)	—
Total distributions to shareholders	—	—	(10,222,280)	—
Capital share transactions:
Net increase (decrease) in net assets resulting from net change capital share transactions(a)	2,985,219	(11,962,905)	48,665,734	(22,364,888)
Total increase (decrease) in net assets	(305,165)	(14,145,577)	126,487,073	37,896,690
Net assets:
Beginning of year	539,063	14,684,640	164,096,700	126,200,010
End of year	$233,898	$539,063	$290,583,773	$164,096,700
Accumulated net investment loss, end of year	$—	$(96,590)	$—	$—

(a)  Summary of capital share transactions is as follows:

	Direxion Monthly 25+ Year Treasury Bear 1.35X Fund
	Year Ended August 31, 2018		Year Ended August 31, 2017
	Shares	Value	Shares	Value
Shares sold	66,848,175	$1,189,683,511	99,846,865	$1,893,326,388
Shares redeemed	(66,866,592)	(1,186,698,292)	(100,690,399)	(1,905,289,293)
Net increase (decrease)	(18,417)	$2,985,219	(843,534)	$(11,962,905)
	Direxion Monthly NASDAQ-100® Bull 2X Fund
	Year Ended August 31, 2018		Year Ended August 31, 2017
	Shares	Value	Shares	Value
Shares sold	27,766,372	$649,537,975	30,314,300	$477,405,003
Shares issued in reinvestment of distributions	476,338	10,145,054	—	—
Shares redeemed	(26,664,058)	(611,017,295)	(31,866,725)	(499,769,891)
Net increase (decrease)	1,578,652	$48,665,734	(1,552,425)	$(22,364,888)

1  Effective April 9, 2018, the Fund had a 5:1 forward stock split. Share amounts for all periods have been adjusted to give effect to the 5:1 split.

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Changes in Net Assets

	Direxion Monthly S&P 500® Bull 2X Fund[1]		Direxion Monthly S&P 500® Bear 2X Fund
	Year Ended August 31, 2018	Year Ended August 31, 2017	Year Ended August 31, 2018	Year Ended August 31, 2017
Increase (Decrease) in net assets from:
Operations:
Net investment income (loss)	$7,617	$(461,304)	$2,541	$(75,724)
Net realized gain (loss) on investments	19,545,100	14,982,272	(4,271,019)	(2,633,504)
Change in net unrealized appreciation (depreciation) of investments	10,264,839	(49,100)	749,418	(524,538)
Net increase (decrease) in net assets resulting from operations	29,817,556	14,471,868	(3,519,060)	(3,233,766)
Distributions to shareholders:
Net investment income:	—	—	—	—
Net realized gains	(6,210,188)	—	—	—
Total distributions to shareholders	(6,210,188)	—	—	—
Capital share transactions:
Net increase (decrease) in net assets resulting from net change capital share transactions(a)	18,816,158	(5,472,827)	(11,196,125)	13,985,014
Total increase (decrease) in net assets	42,423,526	8,999,041	(14,715,185)	10,751,248
Net assets:
Beginning of year	72,600,702	63,601,661	20,832,140	10,080,892
End of year	$115,024,228	$72,600,702	$6,116,955	$20,832,140
Undistributed (accumulated) net investment income (loss), end of year	$7,617	$—	$—	$(39,778)

(a)  Summary of capital share transactions is as follows:

	Direxion Monthly S&P 500® Bull 2X Fund
	Year Ended August 31, 2018		Year Ended August 31, 2017
	Shares	Value	Shares	Value
Shares sold	8,400,000	$232,531,165	9,595,650	$207,974,974
Shares issued in reinvestment of distributions	231,465	6,197,249	—	—
Shares redeemed	(7,907,001)	(219,912,256)	(10,008,335)	(213,447,801)
Net increase (decrease)	724,464	$18,816,158	(412,685)	$(5,472,827)
	Direxion Monthly S&P 500® Bear 2X Fund
	Year Ended August 31, 2018		Year Ended August 31, 2017
	Shares	Value	Shares	Value
Shares sold	8,796,670	$123,220,268	2,489,293	$48,474,275
Shares redeemed	(9,515,433)	(134,416,393)	(1,692,569)	(34,489,261)
Net increase (decrease)	(718,763)	$(11,196,125)	796,724	$13,985,014

1  Effective April 9, 2018, the Fund had a 5:1 forward stock split. Share amounts for all periods have been adjusted to give effect to the 5:1 split.

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Changes in Net Assets

	Direxion Monthly Small Cap Bull 2X Fund		Direxion Monthly Small Cap Bear 2X Fund
	Year Ended August 31, 2018	Year Ended August 31, 2017	Year Ended August 31, 2018	Year Ended August 31, 2017
Increase (Decrease) in net assets from:
Operations:
Net investment income (loss)	$11,900	$(166,906)	$2,294	$(53,401)
Net realized gain (loss) on investments	7,039,962	4,224,658	(3,403,979)	(3,470,251)
Change in net unrealized appreciation (depreciation) of investments	1,568,873	19,490	(146,609)	613,381
Net increase (decrease) in net assets resulting from operations	8,620,735	4,077,242	(3,548,294)	(2,910,271)
Capital share transactions:
Net increase (decrease) in net assets resulting from net change capital share transactions(a)	223,414	(976,984)	2,070,507	1,567,925
Total increase (decrease) in net assets	8,844,149	3,100,258	(1,477,787)	(1,342,346)
Net assets:
Beginning of year	16,316,223	13,215,965	5,772,455	7,114,801
End of year	$25,160,372	$16,316,223	$4,294,668	$5,772,455
Undistributed (accumulated) net investment income (loss), end of year	$11,900	$—	$—	$(28,824)

(a)  Summary of capital share transactions is as follows:

	Direxion Monthly Small Cap Bull 2X Fund
	Year Ended August 31, 2018		Year Ended August 31, 2017
	Shares	Value	Shares	Value
Shares sold	1,268,758	$100,622,090	2,360,592	$137,599,334
Shares issued in reinvestment of distributions	—	—	—	—
Shares redeemed	(1,261,408)	(100,398,676)	(2,367,529)	(138,576,318)
Net increase (decrease)	7,350	$223,414	(6,937)	$(976,984)
	Direxion Monthly Small Cap Bear 2X Fund
	Year Ended August 31, 2018		Year Ended August 31, 2017
	Shares	Value	Shares	Value
Shares sold	4,066,570	$55,729,939	2,590,933	$53,603,013
Shares redeemed	(4,009,114)	(53,659,432)	(2,550,042)	(52,035,088)
Net increase	57,456	$2,070,507	40,891	$1,567,925

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Changes in Net Assets

	Direxion Monthly 7-10 Year Treasury Bull 2X Fund		Direxion Monthly 7-10 Year Treasury Bear 2X Fund
	Year Ended August 31, 2018	Year Ended August 31, 2017	Year Ended August 31, 2018	Year Ended August 31, 2017
Increase (Decrease) in net assets from:
Operations:
Net investment loss	$(4,116)	$(136,019)	$(4,184)	$(42,866)
Net realized gain (loss) on investments	(798,464)	(2,101,841)	265,858	205,751
Change in net unrealized appreciation (depreciation) of investments	(268,745)	319,434	106,455	(139,312)
Net increase (decrease) in net assets resulting from operations	(1,071,325)	(1,918,426)	368,129	23,573
Capital share transactions:
Net increase (decrease) in net assets resulting from net change capital share transactions(a)	(4,838,928)	(5,439,371)	(2,512,882)	277,936
Total increase (decrease) in net assets	(5,910,253)	(7,357,797)	(2,144,753)	301,509
Net assets:
Beginning of year	15,142,152	22,499,949	5,120,232	4,818,723
End of year	$9,231,899	$15,142,152	$2,975,479	$5,120,232
Accumulated net investment loss, end of year	$—	$(62,568)	$—	$(23,443)

(a)  Summary of capital share transactions is as follows:

	Direxion Monthly 7-10 Year Treasury Bull 2X Fund
	Year Ended August 31, 2018		Year Ended August 31, 2017
	Shares	Value	Shares	Value
Shares sold	1,316,799	$43,699,198	1,464,568	$51,709,957
Shares redeemed	(1,456,787)	(48,538,126)	(1,633,439)	(57,149,328)
Net decrease	(139,988)	$(4,838,928)	(168,871)	$(5,439,371)
	Direxion Monthly 7-10 Year Treasury Bear 2X Fund
	Year Ended August 31, 2018		Year Ended August 31, 2017
	Shares	Value	Shares	Value
Shares sold	1,318,018	$40,071,275	1,314,661	$38,625,864
Shares redeemed	(1,401,329)	(42,584,157)	(1,306,130)	(38,347,928)
Net increase (decrease)	(83,311)	$(2,512,882)	8,531	$277,936

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Changes in Net Assets

	Direxion Monthly Emerging Markets Bull 2X Fund
	Year Ended August 31, 2018	Year Ended August 31, 2017
Increase (Decrease) in net assets from:
Operations:
Net investment loss	$(1,079)	$(48,692)
Net realized gain (loss) on investments	(551,966)	1,557,244
Change in net unrealized appreciation (depreciation) of investments	(383,238)	710,963
Net increase (decrease) in net assets resulting from operations	(936,283)	2,219,515
Capital share transactions:
Net decrease in net assets resulting from net change capital share transactions(a)	(3,612,338)	(1,436,237)
Total increase (decrease) in net assets	(4,548,621)	783,278
Net assets:
Beginning of year	9,899,941	9,116,663
End of year	$5,351,320	$9,899,941
Accumulated net investment loss, end of year	$—	$(26,026)

(a)  Summary of capital share transactions is as follows:

	Direxion Monthly Emerging Markets Bull 2X Fund
	Year Ended August 31, 2018		Year Ended August 31, 2017
	Shares	Value	Shares	Value
Shares sold	2,829,806	$162,738,588	1,984,748	$85,494,282
Shares redeemed	(2,905,375)	(166,350,926)	(2,054,869)	(86,930,519)
Net decrease	(75,569)	$(3,612,338)	(70,121)	$(1,436,237)

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Financial Highlights

August 31, 2018

													RATIOS TO AVERAGE NET ASSETS[7]
	Net Asset Value, Beginning of Year/ Period	Net Investment Income (Loss)[1,2]	Net Investment Income (Loss)[1,3]	Net Realized and Unrealized Gain (Loss) on Investments[4]	Net Increase (Decrease) in Net Asset Value Resulting from Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Return of Capital Distribution	Total Distributions	Net Asset Value, End of Year/ Period	Total Return[5]	Net Assets, End of Year/ Period (,000)	Total Expenses[2]	Net Expenses[2,6]	Net Investment Income (Loss) after Expense Reimbursement/ Recoupment[2]	Total Expenses[3]	Net Expenses[3,6]	Net Investment Income (Loss) after Expense Reimbursement/ Recoupment[3]	Portfolio Turnover Rate[8]
Direxion Monthly High Yield Bull 1.2X Fund
Year ended August 31, 2018	$24.1461	$0.6932	$0.6936	$(0.2775)	$0.4157	$(0.9561)	$(0.0894)	$—	$(1.0455)	$23.5163	1.79%	$305,351	1.33%	1.33%	2.93%	1.33%	1.33%	2.93%	1,218%
Year ended August 31, 2017	23.3157	0.7368	0.7381	1.0980	1.8348	(0.7613)	(0.2431)	—	(1.0044)	24.1461	8.08%	359,677	1.36%	1.36%	3.08%	1.35%	1.35%	3.09%	362%
February 17, 2016[9] to August 31, 2016	20.0000	0.3135	0.3142	3.3260	3.6395	(0.3238)	—	—	(0.3238)	23.3157	18.29%	224,464	1.36%	1.35%	2.64%	1.35%	1.34%	2.65%	165%
Direxion Monthly NASDAQ-100® Bull 1.25X Fund
Year ended August 31, 2018	28.5477	0.0854	0.0941	8.8391	8.9245	—	(4.3191)	—	(4.3191)	33.1531	33.39%	2,295	1.52%	1.18%	0.27%	1.49%	1.15%	0.30%	0%
Year ended August 31, 2017	21.6640	(0.1380)	(0.1354)	7.0217	6.8837	—	—	—	—	28.5477	31.77%	34,193	1.16%	1.14%	(0.57)%	1.15%	1.13%	(0.56)%	0%
March 31, 2016[9] to August 31, 2016	20.0000	(0.0091)	(0.0088)	1.6731	1.6640	—	—	—	—	21.6640	8.32%	58	1.15%	1.13%	(0.11)%	1.15%	1.13%	(0.11)%	0%
Direxion Monthly NASDAQ-100® Bear 1.25X Fund
Year ended August 31, 2018	13.2141	0.0094	0.0094	(3.6736)	(3.6642)	—	—	—	—	9.5499	(27.73)%	300	12.28%	1.15%	0.09%	12.28%	1.15%	0.09%	0%
Year ended August 31, 2017	18.0798	(0.0683)	(0.0683)	(4.7974)	(4.8657)	—	—	—	—	13.2141	(26.91)%	176	1.15%	1.15%	(0.46)%	1.15%	1.15%	(0.46)%	0%
March 31, 2016[9] to August 31, 2016	20.0000	(0.0671)	(0.0671)	(1.8531)	(1.9202)	—	—	—	—	18.0798	(9.60)%	48	1.15%	1.08%	(0.81)%	1.15%	1.08%	(0.81)%	0%
Direxion Monthly 25+ Year Treasury Bull 1.35X Fund
Year ended August 31, 2018	21.5922	0.0317	0.0320	(1.5335)	(1.5018)	—	(0.0297)	—	(0.0297)	20.0607	(6.97)%	4,895	1.48%	1.10%	0.15%	1.48%	1.10%	0.15%	0%
Year ended August 31, 2017	23.7349	(0.0879)	(0.0877)	(2.0548)	(2.1427)	—	—	—	—	21.5922	(9.03)%	19,839	1.10%	1.06%	(0.45)%	1.10%	1.06%	(0.45)%	0%
November 2, 2015[9] to August 31, 2016	20.0000	(0.1101)	(0.1099)	3.8450	3.7349	—	—	—	—	23.7349	18.67%	2,450	1.10%	0.88%	(0.65)%	1.10%	0.88%	(0.65)%	0%
Direxion Monthly 25+ Year Treasury Bear 1.35X Fund
Year ended August 31, 2018	17.0779	0.0415	0.0418	0.6702	0.7117	—	—	—	—	17.7896	4.17%	234	1.97%	1.10%	0.23%	1.97%	1.10%	0.23%	0%
Year ended August 31, 2017	16.7805	(0.1069)	(0.1068)	0.4043	0.2974	—	—	—	—	17.0779	1.77%	539	1.10%	0.99%	(0.54)%	1.10%	0.99%	(0.54)%	0%
November 2, 2015[9] to August 31, 2016	20.0000	(0.1119)	(0.1119)	(3.1076)	(3.2195)	—	—	—	—	16.7805	(16.10)%	14,685	1.10%	0.97%	(0.75)%	1.10%	0.97%	(0.75)%	0%
Direxion Monthly NASDAQ-100® Bull 2X Fund[10]
Year ended August 31, 2018	19.92	(0.04)	0.01	10.95	10.91	—	(1.22)	—	(1.22)	29.61	57.13%	290,584	1.57%	1.55%	(0.16)%	1.37%	1.35%	0.04%	0%
Year ended August 31, 2017	12.89	(0.12)	(0.11)	7.15	7.03	—	—	—	—	19.92	54.55%	164,097	1.36%	1.36%	(0.78)%	1.35%	1.35%	(0.77)%	0%
Year ended August 31, 2016	10.92	(0.14)	(0.14)	2.40	2.26	—	(0.29)	—	(0.29)	12.89	20.90%	126,200	1.35%	1.35%	(1.17)%	1.35%	1.35%	(1.17)%	0%
Year ended August 31, 2015	10.27	(0.15)	(0.15)	0.93	0.78	—	(0.13)	—	(0.13)	10.92	7.68%	116,172	1.35%	1.35%	(1.33)%	1.35%	1.35%	(1.33)%	0%
Year ended August 31, 2014	5.87	(0.11)	(0.11)	4.51	4.40	—	—	—	—	10.27	74.98%	289,359	1.35%	1.35%	(1.33)%	1.35%	1.35%	(1.33)%	0%
Direxion Monthly S&P 500® Bull 2X Fund[10]
Year ended August 31, 2018	24.94	0.00[11]	0.01	8.60	8.60	—	(1.90)	—	(1.90)	31.64	35.87%	115,024	1.41%	1.39%	0.01%	1.37%	1.35%	0.05%	0%
Year ended August 31, 2017	19.13	(0.17)	(0.16)	5.98	5.81	—	—	—	—	24.94	30.33%	72,601	1.36%	1.36%	(0.79)%	1.35%	1.35%	(0.78)%	0%
Year ended August 31, 2016	16.57	(0.24)	(0.07)	3.67	3.43	—	(0.87)	—	(0.87)	19.13	21.43%	63,602	1.54%	1.54%	(1.56)%	1.35%	1.35%	(1.37)%	0%
Year ended August 31, 2015	17.73	(0.25)	(0.25)	(0.18)	(0.43)	—	(0.73)	—	(0.73)	16.57	(2.40)%	43,329	1.35%	1.35%	(1.34)%	1.35%	1.35%	(1.34)%	0%
Year ended August 31, 2014	12.29	(0.20)	(0.20)	6.43	6.23	—	(0.79)	—	(0.79)	17.73	52.45%	39,820	1.35%	1.35%	(1.33)%	1.35%	1.35%	(1.33)%	0%
Direxion Monthly S&P 500® Bear 2X Fund
Year ended August 31, 2018	16.86	0.00[11]	0.00[11]	(5.03)	(5.03)	—	—	—	—	11.83	(29.83)%	6,117	1.92%	1.35%	0.03%	1.92%	1.35%	0.03%	0%
Year ended August 31, 2017	22.95	(0.15)	(0.15)	(5.94)	(6.09)	—	—	—	—	16.86	(26.54)%	20,832	1.35%	1.35%	(0.77)%	1.35%	1.35%	(0.77)%	0%
Year ended August 31, 2016	30.91	(0.32)	(0.32)	(7.64)	(7.96)	—	—	—	—	22.95	(25.75)%	10,081	1.35%	1.35%	(1.16)%	1.35%	1.35%	(1.16)%	0%
Year ended August 31, 2015	32.72	(0.39)	(0.39)	(1.42)	(1.81)	—	—	—	—	30.91	(5.53)%	9,066	1.35%	1.35%	(1.34)%	1.35%	1.35%	(1.34)%	0%
Year ended August 31, 2014	53.84	(0.53)	(0.53)	(20.59)	(21.12)	—	—	—	—	32.72	(39.23)%	6,464	1.35%	1.35%	(1.33)%	1.35%	1.35%	(1.33)%	0%
Direxion Monthly Small Cap Bull 2X Fund
Year ended August 31, 2018	64.77	0.04	0.06	32.23	32.27	—	—	—	—	97.04	49.82%	25,160	1.58%	1.37%	0.05%	1.56%	1.35%	0.07%	0%
Year ended August 31, 2017	51.05	(0.48)	(0.48)	14.20	13.72	—	—	—	—	64.77	26.88%	16,316	1.36%	1.36%	(0.81)%	1.35%	1.35%	(0.80)%	0%
Year ended August 31, 2016	45.38	(0.49)	(0.49)	6.16	5.67	—	—	—	—	51.05	12.49%	13,216	1.35%	1.34%	(1.14)%	1.35%	1.34%	(1.14)%	0%
Year ended August 31, 2015	46.95	(0.67)	(0.67)	(0.90)	(1.57)	—	(0.00)[11]	—	(0.00)[11]	45.38	(3.34)%	15,325	1.35%	1.35%	(1.34)%	1.35%	1.35%	(1.34)%	0%
Year ended August 31, 2014	35.43	(0.59)	(0.59)	12.76	12.17	—	(0.65)	—	(0.65)	46.95	34.56%	25,266	1.35%	1.35%	(1.33)%	1.35%	1.35%	(1.33)%	0%

The accompanying notes are an integral part of these financial statements.

Financial Highlights

August 31, 2018

													RATIOS TO AVERAGE NET ASSETS[7]
	Net Asset Value, Beginning of Year/ Period	Net Investment Income (Loss)[1,2]	Net Investment Income (Loss)[1,3]	Net Realized and Unrealized Gain (Loss) on Investments[4]	Net Increase (Decrease) in Net Asset Value Resulting from Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Return of Capital Distribution	Total Distributions	Net Asset Value, End of Year/ Period	Total Return[5]	Net Assets, End of Year/ Period (,000)	Total Expenses[2]	Net Expenses[2,6]	Net Investment Income (Loss) after Expense Reimbursement/ Recoupment[2]	Total Expenses[3]	Net Expenses[3,6]	Net Investment Income (Loss) after Expense Reimbursement/ Recoupment[3]	Portfolio Turnover Rate[8]
Direxion Monthly Small Cap Bear 2X Fund
Year ended August 31, 2018	$18.41	$0.01	$0.01	$(6.85)	$(6.84)	$—	$—	$—	$—	$11.57	(37.15)%	$4,295	2.06%	1.35%	0.04%	2.06%	1.35%	0.04%	0%
Year ended August 31, 2017	26.09	(0.17)	(0.17)	(7.51)	(7.68)	—	—	—	—	18.41	(29.44)%	5,772	1.35%	1.35%	(0.80)%	1.35%	1.35%	(0.80)%	0%
Year ended August 31, 2016	34.47	(0.38)	(0.38)	(8.00)	(8.38)	—	—	—	—	26.09	(24.31)%	7,115	1.35%	1.35%	(1.15)%	1.35%	1.35%	(1.15)%	0%
Year ended August 31, 2015	37.75	(0.46)	(0.46)	(2.82)	(3.28)	—	—	—	—	34.47	(8.69)%	7,576	1.35%	1.35%	(1.33)%	1.35%	1.35%	(1.33)%	0%
Year ended August 31, 2014	57.20	(0.58)	(0.58)	(18.87)	(19.45)	—	—	—	—	37.75	(34.00)%	15,540	1.35%	1.35%	(1.33)%	1.35%	1.35%	(1.33)%	0%
Direxion Monthly 7-10 Year Treasury Bull 2X Fund
Year ended August 31, 2018	36.02	(0.01)	(0.01)	(3.09)	(3.10)	—	—	—	—	32.92	(8.61)%	9,232	1.85%	1.35%	(0.04)%	1.85%	1.35%	(0.04)%	0%
Year ended August 31, 2017	38.18	(0.29)	(0.29)	(1.87)	(2.16)	—	—	—	—	36.02	(5.66)%	15,142	1.35%	1.35%	(0.82)%	1.35%	1.35%	(0.82)%	0%
Year ended August 31, 2016	34.36	(0.42)	(0.42)	4.24	3.82	—	—	—	—	38.18	11.12%	22,500	1.35%	1.35%	(1.17)%	1.35%	1.35%	(1.17)%	0%
Year ended August 31, 2015	33.01	(0.46)	(0.46)	1.81	1.35	—	—	—	—	34.36	4.09%	69,850	1.35%	1.31%	(1.30)%	1.35%	1.31%	(1.30)%	0%
Year ended August 31, 2014	29.48	(0.41)	(0.41)	3.94	3.53	—	—	—	—	33.01	11.97%	22,235	1.35%	1.35%	(1.33)%	1.35%	1.35%	(1.33)%	0%
Direxion Monthly 7-10 Year Treasury Bear 2X Fund
Year ended August 31, 2018	28.34	(0.02)	(0.02)	2.24	2.22	—	—	—	—	30.56	7.83%	2,975	2.30%	1.35%	(0.07)%	2.30%	1.35%	(0.07)%	0%
Year ended August 31, 2017	27.99	(0.24)	(0.24)	0.59	0.35	—	—	—	—	28.34	1.25%	5,120	1.35%	1.35%	(0.80)%	1.35%	1.35%	(0.80)%	0%
Year ended August 31, 2016	33.01	(0.37)	(0.37)	(4.65)	(5.02)	—	—	—	—	27.99	(15.21)%	4,819	1.35%	1.35%	(1.19)%	1.35%	1.35%	(1.19)%	0%
Year ended August 31, 2015	36.66	(0.46)	(0.46)	(3.19)	(3.65)	—	—	—	—	33.01	(9.96)%	19,935	1.35%	1.35%	(1.34)%	1.35%	1.35%	(1.34)%	0%
Year ended August 31, 2014	43.12	(0.53)	(0.53)	(5.93)	(6.46)	—	—	—	—	36.66	(14.98)%	8,010	1.35%	1.35%	(1.33)%	1.35%	1.35%	(1.33)%	0%
Direxion Monthly Emerging Markets Bull 2X Fund
Year ended August 31, 2018	53.50	(0.01)	—	(4.61)	(4.62)	—	—	—	—	48.88	(8.64)%	5,351	1.88%	1.36%	(0.01)%	1.87%	1.35%	—	0%
Year ended August 31, 2017	35.73	(0.32)	(0.32)	18.09	17.77	—	—	—	—	53.50	49.73%	9,900	1.36%	1.36%	(0.78)%	1.35%	1.35%	(0.77)%	0%
Year ended August 31, 2016	30.79	(0.35)	(0.35)	5.29	4.94	—	—	—	—	35.73	16.04%	9,117	1.35%	1.35%	(1.14)%	1.35%	1.35%	(1.14)%	0%
Year ended August 31, 2015	56.54	(0.64)	(0.64)	(25.11)	(25.75)	—	—	—	—	30.79	(45.54)%	2,777	1.35%	1.35%	(1.33)%	1.35%	1.35%	(1.33)%	0%
Year ended August 31, 2014	41.36	(0.67)	(0.67)	15.85	15.18	—	—	—	—	56.54	36.70%	32,357	1.35%	1.35%	(1.33)%	1.35%	1.35%	(1.33)%	0%

1  Net investment income (loss) per share represents net investment income (loss) divided by the daily average shares of beneficial interest outstanding throughout each year/period.

2  Includes interest expense and extraordinary expense which is comprised of tax expense.

3  Excludes interest expense and extraordinary expense which is comprised of tax expense.

4  Due to the timing of sales and redemptions of capital shares, the net realized and unrealized gain(loss) per share will not equal the Fund's changes in net realized and unrealized gain(loss) on investments, futures and swaps for the period.

5  Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period. Total return calculated for a period of less than one year is not annualized. The total return would have been lower of certain expenses had not been reimbursed by the investment adviser.

6  Net expenses include effects of any reimbursement or recoupment.

7  For periods less than one year, these ratios are annualized.

8  Portfolio turnover is not annualized and does not include effects of turnover of the swap or future contracts portfolio. Short-term securities with maturities less than or equal to 365 days are also excluded from portfolio turnover calculation.

9  Commencement of operations.

10  Effective April 9, 2018, the Fund had a 5:1 stock split. Share amounts for all periods have been adjusted to give effect to the 5:1 stock split.

11  Amount is less than $0.01 per share.

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Funds

Notes to the Financial Statements

August 31, 2018

1.  ORGANIZATION

Direxion Funds (the "Trust") was organized as a Massachusetts Business Trust on June 6, 1997, and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company issuing its shares in series, each series representing a distinct portfolio with its own investment objective and policies. The Trust currently has 16 series, of which 13 are included in this report: Direxion Monthly High Yield Bull 1.2X Fund, Direxion Monthly NASDAQ-100® Bull 1.25X Fund, Direxion Monthly NASDAQ-100® Bear 1.25X Fund, Direxion Monthly 25+ Year Treasury Bull 1.35X Fund, Direxion Monthly 25+ Year Treasury Bear 1.35X Fund, Direxion Monthly NASDAQ-100® Bull 2X Fund, Direxion Monthly S&P 500® Bull 2X Fund, Direxion Monthly S&P 500® Bear 2X Fund, Direxion Monthly Small Cap Bull 2X Fund, Direxion Monthly Small Cap Bear 2X Fund, Direxion Monthly 7-10 Year Treasury Bull 2X Fund, Direxion Monthly 7-10 Year Treasury Bear 2X Fund, and Direxion Monthly Emerging Markets Bull 2X Fund (each a "Fund" and collectively, the "Funds"). Each Fund is a non-diversified series of the Trust pursuant to the 1940 Act. The 13 Funds included in this report offer only Investor Class shares.

Rafferty Asset Management, LLC (the "Adviser") has registered as a commodity pool operator ("CPO") and the Funds are considered commodity pools under the Commodity Exchange Act (the "CEA"). Accordingly, the Advisor is subject to registration and regulation as a CPO under the CEA and must comply with various regulatory requirements under the CEA and the rules and regulations of the Commodity Futures Trading Commission and the National Futures Association, including investor protection requirements, antifraud provisions, disclosure requirements and reporting and recordkeeping requirements.

The Funds' investment objectives are to seek monthly investment results, before fees and expenses that correspond to the calendar month performance of a particular index or benchmark. The Funds with the word "Bull" in their name attempt to provide investment results that correlate positively to the return of an index or benchmark. The Funds with the word "Bear" in their name attempt to provide investment results that correlate negatively to the return of an index or benchmark.

Fund	Index or Benchmark	Monthly Target
Direxion Monthly High Yield Bull 1.2X Fund	Solactive High Yield Beta Index	120%
Direxion Monthly NASDAQ-100® Bull 1.25X Fund	NASDAQ-100® Index	125%
Direxion Monthly NASDAQ-100® Bear 1.25X Fund		-125%
Direxion Monthly 25+ Year Treasury Bull 1.35X Fund	ICE U.S. Treasury 25+ Year Bond Index	135%
Direxion Monthly 25+ Year Treasury Bear 1.35X Fund		-135%
Direxion Monthly NASDAQ-100® Bull 2X Fund	NASDAQ-100® Index	200%
Direxion Monthly S&P 500® Bull 2X Fund	S&P 500® Index	200%
Direxion Monthly S&P 500® Bear 2X Fund		-200%
Direxion Monthly Small Cap Bull 2X Fund	Russell 2000® Index	200%
Direxion Monthly Small Cap Bear 2X Fund		-200%
Direxion Monthly 7-10 Year Treasury Bull 2X Fund	ICE U.S. Treasury 7-10 Year Bond Index	200%
Direxion Monthly 7-10 Year Treasury Bear 2X Fund		-200%
Direxion Monthly Emerging Markets Bull 2X Fund	MSCI Emerging Markets IndexSM	200%

*  Effective January 2, 2018, the Direxion Monthly 25+ Year Treasury Bull 1.35X Fund and the Direxion Monthly 25+ Year Treasury Bear 1.35X Fund changed their underlying index from the NYSE 25 Year Plus Treasury Bond Index to ICE U.S. Treasury 25+ Year Bond Index.

The Trust has evaluated the structure, objective and activities of the Funds and determined that they meet the characteristics of an investment company. As such, these financial statements have applied the guidance as set forth in the Accounting Standards Codifications ("ASC") 946, Financial Services Investment Companies.

DIREXION ANNUAL REPORT

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with U.S. generally accepted accounting principles ("GAAP").

a) Cash Equivalents – The Funds consider investments in the U.S Bank Money Market Deposit Account, a U.S. dollar-denominated deposit account offered through U.S. Bank, to be cash equivalents. The Funds are exposed to the credit risk of U.S. Bank through these holdings of cash equivalents. These cash equivalents are presented on the Statements of Assets and Liabilities as "Cash equivalents" and were classified as Level 1 assets as of August 31, 2018.

b) Investment Valuation – The Net Asset Value ("NAV") of each Fund is determined daily, Monday through Friday, as of the close of regular trading on the New York Stock Exchange ("NYSE"), each day the NYSE is open for business. The value of all portfolio securities and other assets held by a Fund will be determined as of the time a Fund calculates its NAV, 4:00 p.m. Eastern Time ("Valuation Time"). On days that the Securities Industry and Financial Markets Association ("SIFMA") recommends that the bond markets close all day, the Direxion High Yield Bull 1.2X Fund, Direxion Monthly 25+ Year Treasury Bull 1.35X Fund, Direxion Monthly 25+ Year Treasury Bear 1.35X Fund, Direxion Monthly 7-10 Year Treasury Bull 2X Fund and the Direxion Monthly 7-10 Year Treasury Bear 2X Fund (the "Fixed Income Funds") do not calculate their NAVs even if the NYSE is open for business. Similarly, on days that SIFMA recommends that the bond markets close early, each of the Fixed Income Funds calculates its NAV as of the time of the recommended close, usually 2:00 p.m. Eastern Time, rather than the close of regular trading on the NYSE. Equity securities, exchange-traded funds ("ETFs") and over-the-counter securities are valued at their last sales price or, if not available, at the average of the last bid and ask prices. Securities primarily traded on the NASDAQ National Market are valued using the NASDAQ Official Closing Price. Futures contracts are valued at the settlement price established on the exchange on which they are traded, if that settlement price reflects trading prior to the Valuation Time. If the settlement price established by the exchange reflects trading after the Valuation Time, then the last sales price prior to Valuation Time will be used. Swap contracts are valued using the closing price of the underlying reference entity or the closing value of the underlying reference index. Short-term debt securities with an original maturity of 60 days or less are valued using the amortized cost method. Investments in open-end mutual funds, including money market funds, are valued at their respective quoted NAV on the valuation date.

Other debt securities are valued by using the mean prices provided by the Funds' pricing service or, if such prices are unavailable, by a matrix pricing method. Securities for which reliable market quotations are not readily available, the Funds' pricing service does not provide a valuation for such securities, the Funds' pricing service provides valuation that in the judgment of the Adviser does not represent fair value, or the Fund or Adviser believes the market price is stale, are fair valued as determined by the Adviser under the supervision of the Board of Trustees. Additionally, the Adviser will monitor developments in the marketplace for significant events that may affect the value of those securities whose closing prices were established before the Valuation Time.

c) Swap Contracts – Each Fund may enter into equity swap contacts. Standard equity swap contracts are between two parties that agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross amount to be exchanged is calculated with respect to a "notional amount" (i.e. the return on or increase in value of a particular dollar amount invested in a "basket" of securities representing a particular index or industry sector). A Fund enters into master netting agreements with the counterparty. These agreements calculate the obligations of the parties on a "net basis". Consequently, a Fund's current obligations under a swap agreement generally will be equal to the net amount to be paid or received under the agreement based on the relative value of the positions held by each party. A Fund's obligations are accrued daily and offset by any amounts owed to the Fund. However, a Fund does not offset the fair value amounts of the swap contract and the related collateral on the Statement of Assets and Liabilities arising from swap contracts executed with the same counterparty under such master netting agreements.

In a "long" equity swap agreement, the counterparty will generally agree to pay the Fund the amount, if any, by which the notional amount of the swap contract would have increased in value if the Fund had been invested in the particular securities, plus dividends that would have been received on those securities. The Fund will agree to pay the counterparty a floating rate of interest on the notional amount of the swap contract plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such securities plus, in certain instances, commissions or trading spreads on the notional amounts. Thus, the return on the swap contract should be the gain or loss on the notional amount plus dividends on the securities less the interest paid by the Fund on the notional amount. In certain instances, market factors such as the interest rate environment and the demand to borrow the securities underlying the swap agreement can cause

DIREXION ANNUAL REPORT

a scenario in which the counterparty will pay the Fund interest. Payments may be made at the conclusion of the contract or periodically during its term. Swap contracts do not include the delivery of securities. The net amount of the excess, if any, of the Fund's obligations over its entitlement with respect to each swap is accrued on a daily basis and an amount of cash or liquid assets, having an aggregate net asset value at least equal to such accrued excess is maintained in a segregated account. Until a swap contract is settled in cash, the gain or loss on the notional amount plus dividends on the securities less the interest paid by the Fund on the notional amount are recorded as "unrealized appreciation or depreciation on swaps" and when cash is exchanged, the gain or loss is recorded as "realized gains or losses on swaps."

Each Fund may enter into swap contracts that provide the opposite return of the underlying benchmark or security ("short" the index or security). The operations are similar to that of the swaps disclosed above except that the counterparty pays interest to the Fund on the notional amount outstanding and the dividends on the underlying securities reduce the return of the swap. However, in certain instances, market factors such as the interest rate environment and the demand to borrow the securities underlying the swap agreement can cause a scenario in which the Fund will pay the counterparty interest. These amounts are netted with any unrealized appreciation or depreciation to determine the value of the swap. The Funds will typically enter into equity swap agreements to obtain leverage in order to meet their objectives.

Accounting Standards Update No. 2013-01 "Disclosures about Offsetting Assets and Liabilities" ("ASU 2013-01"), requires entities to disclose (i) gross and net information about both instruments and transactions eligible for offset in the financial statements, and (ii) instruments and transactions subject to an agreement similar to a master netting agreement. ASU 2013-01 is limited in scope to the following financial instruments, to the extent they are offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement: (i) recognized derivative instruments accounted for under ASC 815 (Derivatives and Hedging).

In order to better define its contractual rights and to secure rights that will help a Fund mitigate its counterparty risk , a Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement ("ISDA Master Agreement") or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs over-the-counter derivatives ("OTC"), including swap contracts, and typically contains, among other things, collateral posting terms, netting and rights of set-off provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, a Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments' payables and receivables to create a single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

Collateral requirements generally differ by type of derivative. Collateral terms are contract specific for OTC derivatives (e.g. swaps). Generally, for transactions traded under an ISDA Master Agreement, the collateral requirements are calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by a Fund and the counterparty. Generally, the amount of collateral due from or to the counterparty must exceed a minimum transfer amount threshold before a transfer is required to be made. To the extent amounts due to a Fund from its derivatives counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance.

For financial reporting purposes, the Funds elect to not offset assets and liabilities subject to an ISDA Master Agreement, if any, in the Statements of Assets and Liabilities. Therefore, all qualifying transactions are presented on a gross basis in the Statements of Assets and Liabilities. As of August 31, 2018, the impact of netting of assets and liabilities and the offsetting of collateral pledged or received based on contractual netting/set-off provisions in the ISDA Master Agreement are detailed in the following pages.

In the event of the counterparty's default, bankruptcy or any other event for which the counterparty cannot meet its obligations, a Fund bears the risk of loss equal to the amount of the daily appreciation owed to the Fund. This obligation represents the daily gain accrued to the Fund from the close of business day prior to this event to the day on which this event occurs and the counterparty can no longer meet its obligations. A Fund will enter into swap agreements only with large, well-capitalized and established financial institutions. The creditworthiness of each of the firms that is a party to a swap agreement is monitored by the Adviser. Shareholders may obtain swap counterparty financial statements at www.sec.gov. Swap contracts are subject to credit risk. Credit risk occurs when the financial condition of an issuer of a security or instrument may cause it to default or become unable to pay interest or principal due on the security. The counterparty to a swap contract might default on its obligations. In addition, the Funds have agreements with certain

DIREXION ANNUAL REPORT

counterparties with which it trades swap contracts that contain credit risk-related contingent features that could be triggered subject to certain circumstances. Such circumstances include agreed upon net asset value and performance-based thresholds. The maximum exposure to the Funds in regard to potential counterparty default and credit-risk related contingent features at August 31, 2018 is detailed in the following table. If such credit risk-related contingencies were triggered the counterparties would have the option to terminate any positions open under the master netting agreement.

Description: Swap Contract

Counterparty: Bank of America Merrill Lynch

		Assets:				Liabilities:
		Gross Amounts not offset in the Statement of Asset and Liabilities				Gross Amounts not offset in the Statement of Asset and Liabilities
Fund Name	Gross Amounts of Recognized Assets	Financial Instruments	Collateral Received	Net Amount[2]	Gross Amounts of Recognized Liabilities	Financial Instruments	Collateral Pledged	Net Amount
Direxion Monthly NASDAQ-100® Bear 1.25X Fund	$75	$75	$—	$—	$6,045	$75	$5,970[1]	$—
Direxion Monthly NASDAQ-100® Bull 2X Fund	12,215,105	—	11,760,000	455,105	—	—	—	—
Direxion Monthly S&P 500® Bull 2X Fund	11,201,137	—	11,200,000	1,137	—	—	—	—
Direxion Monthly S&P 500® Bear 2X Fund	236	236	—	—	299,677	236	299,441[1]	—
Direxion Monthly Small Cap Bull 2X Fund	1,532,462	—	1,510,000	22,462	—	—	—	—

1  The amount of collateral shown has been limited such that the net amount cannot be less than zero.

2  The amount shown is the maximum credit exposure of the Fund for the corresponding counterparty.

Description: Swap Contract

Counterparty: Credit Suisse International

		Assets:				Liabilities:
		Gross Amounts not offset in the Statement of Asset and Liabilities				Gross Amounts not offset in the Statement of Asset and Liabilities
Fund Name	Gross Amounts of Recognized Assets	Financial Instruments	Collateral Received	Net Amount[2]	Gross Amounts of Recognized Liabilities	Financial Instruments	Collateral Pledged	Net Amount
Direxion Monthly High Yield Bull 1.2X Fund	$823,213	$—	$670,000	$153,213	$—	$—	$—	$—
Direxion Monthly 25+ Year Treasury Bull 1.35X Fund	40,544	—	—	40,544	—	—	—	—
Direxion Monthly 25+ Year Treasury Bear 1.35X Fund	2,259	—	—	2,259	—	—	—	—
Direxion Monthly NASDAQ-100® Bull 1.25X Fund	34,581	—	34,581[1]	—	—	—	—	—

DIREXION ANNUAL REPORT

		Assets:				Liabilities:
		Gross Amounts not offset in the Statement of Asset and Liabilities				Gross Amounts not offset in the Statement of Asset and Liabilities
Fund Name	Gross Amounts of Recognized Assets	Financial Instruments	Collateral Received	Net Amount[2]	Gross Amounts of Recognized Liabilities	Financial Instruments	Collateral Pledged	Net Amount
Direxion Monthly NASDAQ-100® Bull 2X Fund	$48,959,432	$—	$48,610,000	$349,432	$—	$—	$—	$—
Direxion Monthly S&P 500® Bull 2X Fund	720,563	—	670,000	50,563	—	—	—	—
Direxion Monthly Small Cap Bull 2X Fund	41,102	—	—	41,102	—	—	—	—
Direxion Monthly Small Cap Bear 2X Fund	—	—	—	—	278,334	—	278,334[1]	—
Direxion Monthly 7-10 Year Treasury Bull 2X Fund	46,187	—	—	46,187	—	—	—	—
Direxion Monthly 7-10 Year Treasury Bear 2X Fund	—	—	—	—	15,704	—	15,704[1]	—
Direxion Monthly Emerging Markets Bull 2X Fund	—	—	—	—	204,999	—	204,999[1]	—

1  The amount of collateral shown has been limited such that the net amount cannot be less than zero.

2  The amount shown is the maximum credit exposure of the Fund for the corresponding counterparty.

d) Futures Contracts and Options on Futures Contracts – Each Fund may purchase and sell futures contracts and options on such futures contracts. A Fund may use futures contracts to gain exposure to, or hedge against changes in the values of equities, interest rates or foreign currencies. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Fund as unrealized gains and losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. As collateral for futures contracts, the Fund is required under the 1940 Act to maintain assets consisting of cash, cash equivalents or liquid securities. This collateral is required to be adjusted daily to reflect the market value of the purchase obligation for long futures contracts or the market value of the instrument underlying the contract, but not less than the market price at which the futures contract was established, for short futures contracts. Direxion Monthly 25+ Year Treasury Bull 1.35X Fund and Direxion Monthly 25+ Bear 1.35X Fund were invested in futures contracts during the year ended August 31, 2018.

e) Risks of Futures Contracts and Options on Futures Contracts – The risks inherent in the use of futures contracts and options on futures contracts include 1) adverse changes in the value of such instruments; 2) imperfect correlation between the price of futures contracts and options thereon and movements in the price of the underlying securities, index or futures contracts; 3) the possible absence of a liquid secondary market for any particular instrument at any time; 4) the possible need to defer closing out certain positions to avoid adverse tax consequences; and 5) the possible nonperformance by the counterparty under the terms of the contract. The Funds designate cash, cash equivalents and liquid securities as collateral for futures contracts and options on futures contracts. The Funds were not invested in any options on futures contracts during the year ended August 31, 2018.

DIREXION ANNUAL REPORT

f) Risks of Investing in Foreign Securities – Investments in foreign securities involve greater risks than investing in domestic securities. As a result, a Fund's returns and net asset values may be affected to a large degree by fluctuations in currency exchange rates, political, diplomatic or economic conditions and regulatory requirements in other countries. The laws and accounting, auditing, and financial reporting standards in foreign countries may require less disclosure as required in the U.S., and there may be less public information available about foreign companies. Investments in foreign emerging markets present a greater risk than investing in foreign issuers in general. The risk of political or social upheaval is greater in emerging markets. In addition, there may be risks of an economy's dependence on revenues from particular commodities, currency transfer restrictions, a limited number of buyers for such securities and delays and disruptions in securities settlement procedures.

g) Investment Transactions – Investment transactions are recorded on trade date. The Funds determine the gain or loss realized from investment transactions by comparing the identified cost, which is the same basis used for federal income tax purposes, with the net sales proceeds.

h) Securities Lending – The Direxion Monthly High Yield Bull 1.2X Fund may lend its investment securities to approved brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities. During the term of the loan, the Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Fund is contractually indemnified with the securities lending agent. Furthermore, the Fund requires the value of the securities loaned to be computed daily at the close of the market and additional collateral be furnished if required.

During the year ended August 31, 2018, no securities were loaned by the Fund.

i) Investments in Other Investment Companies – A Fund may invest in another ETF or mutual fund collectively defined as "investment companies". As a result, Fund shareholders indirectly bear the Fund's proportionate share of fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses Fund shareholders bear in connection with the Fund's own operations. These costs are disclosed in the Fund's prospectus as Acquired Fund Fees and Expenses. Shareholders may obtain the financial statements of these investment companies at www.sec.gov.

j) Federal Income Taxes – Each Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, necessary to qualify as a regulated investment company and to make the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from all or substantially all Federal income taxes and excise taxes. No provision for Federal income taxes has been made in the Funds' financial statements.

k) Income and Expenses – Dividend income is recorded on the ex-dividend date. Interest income, including amortization of premium and discount, is recognized on an accrual basis. Expenses are charged to the Funds daily. Expenses are computed based on each Fund's respective average daily net assets. For additional discussion on expenses, refer to Note 4.

l) Distributions to Shareholders – Each Fund pays dividends from net investment income and distributes net realized capital gains, if any, at least annually. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Certain Funds also utilize earnings and profits distributed to shareholders on redemptions of shares as part of the dividends paid deduction. Distributions to shareholders are recorded on the ex-dividend date.

DIREXION ANNUAL REPORT

The tax character of distributions during the years ended August 31, 2018 and August 31, 2017, were as follows:

	Direxion Monthly High Yield Bull 1.2X Fund		Direxion Monthly NASDAQ-100® Bull 1.25X Fund		Direxion Monthly NASDAQ-100® Bear 1.25X Fund
	Year Ended August 31, 2018	Year Ended August 31, 2017	Year Ended August 31, 2018	Year Ended August 31, 2017	Year Ended August 31, 2018	Year Ended August 31, 2017
Distributions paid from:
Ordinary Income	$7,618,430	$11,014,264	$3,734,099	$—	$—	$—
Long-Term Capital Gains	—	—	—	—
Return of Capital	—	—	—	—	—	—
Total Distributions paid	$7,618,430	$11,014,264	$3,734,099	$—	$—	$—
	Direxion Monthly 25+ Year Treasury Bull 1.35X Fund		Direxion Monthly 25+ Year Treasury Bear 1.35X Fund		Direxion Monthly NASDAQ-100® Bull 2X Fund
	Year Ended August 31, 2018	Year Ended August 31, 2017	Year Ended August 31, 2018	Year Ended August 31, 2017	Year Ended August 31, 2018	Year Ended August 31, 2017
Distributions paid from:
Ordinary Income	$130,177	$—	$—	$—	$10,222,280	$—
Long-Term Capital Gains	—	—	—	—	—	—
Return of Capital	—	—	—	—	—	—
Total Distributions paid	$130,177	$—	$—	$—	$10,222,280	$—
	Direxion Monthly S&P 500® Bull 2X Fund		Direxion Monthly S&P 500® Bear 2X Fund		Direxion Monthly Small Cap Bull 2X Fund
	Year Ended August 31, 2018	Year Ended August 31, 2017	Year Ended August 31, 2018	Year Ended August 31, 2017	Year Ended August 31, 2018	Year Ended August 31, 2017
Distributions paid from:
Ordinary Income	$6,210,188	$—	$—	$—	$—	$—
Long-Term Capital Gains	—	—	—	—	—	—
Return of Capital	—	—	—	—	—	—
Total Distributions paid	$6,210,188	$—	$—	$—	$—	$—
	Direxion Monthly Small Cap Bear 2X Fund		Direxion Monthly 7-10 Year Treasury Bull 2X Fund		Direxion Monthly 7-10 Year Treasury Bear 2X Fund
	Year Ended August 31, 2018	Year Ended August 31, 2017	Year Ended August 31, 2018	Year Ended August 31, 2017	Year Ended August 31, 2018	Year Ended August 31, 2017
Distributions paid from:
Ordinary Income	$—	$—	$—	$—	$—	$—
Long-Term Capital Gains	—	—	—	—	—	—
Return of Capital	—	—	—	—	—	—
Total Distributions paid	$—	$—	$—	$—	$—	$—

Direxion Monthly Emerging Markets Bull 2X Fund
	Year Ended August 31, 2018	Year Ended August 31, 2017
Distributions paid from:
Ordinary Income	$—	$—
Long-Term Capital Gains	—	—
Return of Capital	—	—
Total Distributions paid	$—	$—

DIREXION ANNUAL REPORT

As of August 31, 2018, the components of accumulated earnings/losses of the Funds on a tax basis were as follows:

	Direxion Monthly High Yield Bull 1.2X Fund	Direxion Monthly NASDAQ-100® Bull 1.25X Fund	Direxion Monthly NASDAQ-100® Bear 1.25X Fund	Direxion Monthly 25+ Year Treasury Bull 1.35X Fund
Tax cost of investments	$270,226,501	$290,000	$78,957	$1,424,345
Gross unrealized appreciation	4,009,731	34,581	—	40,544
Gross unrealized depreciation	(10,994,376)	—	(24,927)	(424,345)
Net unrealized appreciation/(depreciation)	$(6,984,645)	$34,581	$(24,927)	$(383,801)
Undistributed ordinary income (loss)	—	40,701	—	66,770
Undistributed capital gain (loss)	—	—	—	—
Total distributable earnings (losses)	—	40,701	—	66,770
Other accumulated earnings (losses)	(3,791,754)	(3,427,912)	(566,778)	(3,610,548)
Total accumulated earnings (losses)	$(10,776,399)	$(3,352,630)	$(591,705)	$(3,927,579)
	Direxion Monthly 25+ Year Treasury Bear 1.35X Fund	Direxion Monthly NASDAQ-100® Bull 2X Fund	Direxion Monthly S&P 500® Bull 2X Fund	Direxion Monthly S&P 500® Bear 2X Fund
Tax cost of investments	$509,957	$104,864,404	$47,782,648	$4,353,552
Gross unrealized appreciation	2,259	61,174,537	11,921,700	—
Gross unrealized depreciation	(389,957)	(10,544,404)	(2,648)	(1,112,993)
Net unrealized appreciation/(depreciation)	$(387,698)	$50,630,133	$11,919,052	$(1,112,993)
Undistributed ordinary income (loss)	—	10,670,935	3,637,030	—
Undistributed capital gain (loss)	—	—	—	—
Total distributable earnings (losses)	—	10,670,935	3,637,030	—
Other accumulated earnings (losses)	(6,026,033)	—	—	(46,122,157)
Total accumulated earnings (losses)	$(6,413,731)	$61,301,068	$15,556,082	$(47,235,150)
	Direxion Monthly Small Cap Bull 2X Fund	Direxion Monthly Small Cap Bear 2X Fund	Direxion Monthly 7-10 Year Treasury Bull 2X Fund	Direxion Monthly 7-10 Year Treasury Bear 2X Fund
Tax cost of investments	$10,959,599	$1,660,823	$3,600,380	$975,459
Gross unrealized appreciation	1,573,564	—	46,187	—
Gross unrealized depreciation	(59,599)	(669,157)	(890,380)	(71,163)
Net unrealized appreciation/(depreciation)	$1,513,965	$(669,157)	$(844,193)	$(71,163)
Undistributed ordinary income (loss)	1,626,185	—	—	—
Undistributed capital gain (loss)	—	—	—	—
Total distributable earnings (losses)	1,626,185	—	—	—
Other accumulated earnings (losses)	—	(49,100,934)	(2,083,376)	(19,904,800)
Total accumulated earnings (losses)	$3,140,150	$(49,770,091)	$(2,927,569)	$(19,975,963)

Direxion Monthly Emerging Markets Bull 2X Fund
Tax cost of investments	$4,939,252
Gross unrealized appreciation	—
Gross unrealized depreciation	(2,704,251)
Net unrealized appreciation/(depreciation)	$(2,704,251)
Undistributed ordinary income (loss)	—
Undistributed capital gain (loss)	—
Total distributable earnings (losses)	—
Other accumulated earnings (losses)	(41,564,205)
Total accumulated earnings (losses)	$(44,268,456)

DIREXION ANNUAL REPORT

The difference between book cost of investments and tax cost of investments is attributable primarily to the tax deferral of losses on wash sales. Other accumulated gain/(loss) is generally comprised of capital loss carryforwards and qualified late year loss deferrals.

On the Statements of Assets and Liabilities, the following adjustments were made for permanent tax differences between accounting for net investment income/(loss) and realized gains and losses under GAAP and tax reporting:

	Net Investment Income/(Loss)	Net Realized Gain (Loss)	Capital Stock
Direxion Monthly High Yield Bull 1.2X Fund	$158,819	$(158,819)	$—
Direxion Monthly NASDAQ-100® Bull 1.25X Fund	(33,095)	(7,539,678)	7,572,773
Direxion Monthly NASDAQ-100® Bear 1.25X Fund	—	—	—
Direxion Monthly 25+ Year Treasury Bull 1.35X Fund	(10)	10	—
Direxion Monthly 25+ Year Treasury Bear 1.35X Fund	69,068	—	(69,068)
Direxion Monthly NASDAQ-100® Bull 2X Fund	328,479	(31,956,292)	31,627,813
Direxion Monthly S&P 500® Bull 2X Fund	—	(13,020,409)	13,020,409
Direxion Monthly S&P 500® Bear 2X Fund	37,237	4,649,215	(4,686,452)
Direxion Monthly Small Cap Bull 2X Fund	—	(5,485,276)	5,485,276
Direxion Monthly Small Cap Bear 2X Fund	26,530	3,873,693	(3,900,223)
Direxion Monthly 7-10 Year Treasury Bull 2X Fund	66,684	—	(66,684)
Direxion Monthly 7-10 Year Treasury Bear 2X Fund	27,627	1,976,123	(2,003,750)
Direxion Monthly Emerging Markets Bull 2X Fund	27,105	1,727,140	(1,754,245)

Net investment income/(loss) and realized gains and losses for federal income tax purposes may differ from those reported on the financial statements because of permanent book-to-tax differences. GAAP requires that permanent differences in net investment income/(loss) and realized gains and losses due to differences between financial reporting and tax reporting be reclassified between various components of net assets. The permanent differences primarily relate to net operating losses, expired capital loss carryforwards, nondeductible excise taxes, distribution reclasses, and utilization of earnings and profits distributed to shareholders on redemption of shares.

In order to meet certain excise tax distribution requirements, the Funds are required to measure and distribute annually net capital gains realized during a twelve month period ending October 31 and net investment income earned during a twelve month period ending December 31. In connection with this, the Funds are permitted for tax purpose to defer into their next fiscal year qualified late year losses. Qualified late year capital losses are any net capital losses incurred between November 1 and the end of the fiscal year, August 31, 2018. Qualified late year ordinary losses are generally losses incurred between January 1 and the end of their fiscal year, August 31, 2018.

At August 31, 2018, the following Funds deferred, on a tax basis, qualified late year losses of:

	Late Year Ordinary Losses	Post-October Capital Losses
Direxion Monthly High Yield Bull 1.2X Fund	$—	$3,791,754
Direxion Monthly NASDAQ-100® Bull 1.25X Fund	—	—
Direxion Monthly NASDAQ-100® Bear 1.25X Fund	—	—
Direxion Monthly 25+ Year Treasury Bull 1.35X Fund	—	—
Direxion Monthly 25+ Year Treasury Bear 1.35X Fund	—	—
Direxion Monthly NASDAQ-100® Bull 2X Fund	—	—
Direxion Monthly S&P 500® Bull 2X Fund	—	—
Direxion Monthly S&P 500® Bear 2X Fund	—	—
Direxion Monthly Small Cap Bull 2X Fund	—	—
Direxion Monthly Small Cap Bear 2X Fund	—	—
Direxion Monthly 7-10 Year Treasury Bull 2X Fund	—	—
Direxion Monthly 7-10 Year Treasury Bear 2X Fund	—	—
Direxion Monthly Emerging Markets Bull 2X Fund	—	—

Under the Regulated Investment Company Modernization Act of 2010, net capital losses recognized for tax years beginning after December 22, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term. Previous law limited the carry forward of capital losses to the eight tax years following the year the capital loss was

DIREXION ANNUAL REPORT

realized. If a Fund has capital losses that are subject to current law and also has capital losses subject to prior law, the losses realized under current law will be utilized to offset capital gains before any of the losses governed by prior law can be used. As a result of these ordering rules, capital losses realized under previous law may be more likely to expire unused. Capital losses realized under current law will carry forward retaining their classification as long-term or short-term losses; as compared to under prior law in which all capital losses were carried forward as short-term capital losses.

At August 31, 2018, the following Funds had capital loss carryforwards on a tax basis of:

	8/31/2019	8/31/2020	Unlimited ST	Unlimited LT	Annual Limitation
Direxion Monthly High Yield Bull 1.2X Fund	$—	$—	$—	$—	$—
Direxion Monthly NASDAQ-100® Bull 1.25X Fund	—	—	(3,427,912)	—	926
Direxion Monthly NASDAQ-100® Bear 1.25X Fund	—	—	(566,778)	—	2,231
Direxion Monthly 25+ Year Treasury Bull 1.35X Fund	—	—	(2,146,876)	(1,463,672)	—
Direxion Monthly 25+ Year Treasury Bear 1.35X Fund	—	—	(3,564,921)	(2,461,112)	—
Direxion Monthly NASDAQ-100® Bull 2X Fund	—	—	—	—	—
Direxion Monthly S&P 500® Bull 2X Fund	—	—	—	—	—
Direxion Monthly S&P 500® Bear 2X Fund	—	—	(46,122,157)	—	—
Direxion Monthly Small Cap Bull 2X Fund	—	—	—	—	—
Direxion Monthly Small Cap Bear 2X Fund	—	(5,087,146)	(44,013,788)	—	—
Direxion Monthly 7-10 Year Treasury Bull 2X Fund	—	—	(2,083,376)	—	—
Direxion Monthly 7-10 Year Treasury Bear 2X Fund	—	—	(19,904,800)	—	—
Direxion Monthly Emerging Markets Bull 2X Fund	—	—	(14,928,402)	(26,635,803)	—

The Direxion Monthly NASDAQ-100® Bull 1.25X Fund and Direxion Monthly Emerging Markets Bull 2X Fund utilized $926 and $1,946,748 of capital loss carryforward, respectively.

The Direxion Monthly S&P 500® Bear 2X Fund, Direxion Monthly Small Cap Bear 2X Fund, Direxion Monthly 7-10 Year Treasury Bear 2X Fund and Direxion Monthly Emerging Markets Bull 2X Fund had $4,649,215, $3,873,693, $1,976,123 and $1,727,140 of capital losses, respectively, expire on August 31, 2018.

In accordance with Sections 381-384 of the Internal Revenue Code, a portion of certain Fund's losses have been subjected to an annual limitation.

To the extent that the Funds realize future net capital gains, those gains will be offset by any unused capital loss carryover.

The Funds follow authoritative financial reporting rules regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. The Funds have reviewed all open tax years and concluded that there is no effect to the Funds' financial positions or results of operations and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on a tax return. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During this period, the Funds did not incur any interest or penalties. Open tax years are those years that are open for examination by the relevant income taxing authority. As of August 31, 2018, open Federal and state income tax years include the tax years ended August 31, 2015 through August 31, 2018. The Funds have no examination in progress. The Funds are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax expense will significantly change in the next twelve months.

m) Guarantees and Indemnifications – In the ordinary course of business, the Funds enter into contracts that contain a variety of indemnification provisions pursuant to which the Funds agree to indemnify third parties upon occurrence of specified events. The Funds' maximum exposure relating to these indemnification agreements is unknown. However, the Funds have not had prior claims or losses in connection with these provisions and believe the risk of loss is remote.

n) Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

DIREXION ANNUAL REPORT

3.  INVESTMENT TRANSACTIONS

During the year ended August 31, 2018, the aggregate purchases and sales of investments (excluding short-term investments, swaps and futures contracts) in the Direxion Monthly High Yield Bull 1.2X Fund were $2,204,575,274 and $2,235,325,719, respectively. There were no purchases and sales as defined above in any of the other Funds.

There were no purchases or sales of long-term U.S. Government securities in the Funds during the year ended August 31, 2018.

4.  INVESTMENT ADVISORY AND OTHER AGREEMENTS

Investment Advisory Agreement: The Funds have entered into an investment advisory agreement with the Adviser. The Adviser earns a fee, computed daily and payable monthly, applied to each Fund's average daily net assets at the annual rate of 0.75%.

Management Services Agreement: The Funds have entered into a Management Services Agreement with the Adviser. Under the Management Services Agreement, the Funds pays the Adviser a management service fees of 0.026% on the first $10,000,0000 of the Fund's daily net assets and 0.024% on assets in excess of $10,000,000.

Operating Expense Limitation Agreement: Effective September 1, 2017, The Board of Trustees of the Trust approved a change in the expense structure for the Funds. Each Fund is responsible for its own operating expenses. Under the Operating Expense Limitation Agreement, the Adviser has contractually agreed to cap all or a portion of the expenses for each Fund based on the annual rates listed below applied to each Fund's average daily net assets.

Direxion Monthly High Yield Bull 1.2X Fund	1.35%
Direxion Monthly NASDAQ-100® Bull 1.25X Fund	1.15%
Direxion Monthly NASDAQ-100® Bear 1.25X Fund	1.15%
Direxion Monthly 25+ Year Treasury Bull 1.35X Fund	1.10%
Direxion Monthly 25+ Year Treasury Bear 1.35X Fund	1.10%
Direxion Monthly NASDAQ-100® Bull 2X Fund	1.35%
Direxion Monthly S&P 500® Bull 2X Fund	1.35%
Direxion Monthly S&P 500® Bear 2X Fund	1.35%
Direxion Monthly Small Cap Bull 2X Fund	1.35%
Direxion Monthly Small Cap Bear 2X Fund	1.35%
Direxion Monthly 7-10 Year Treasury Bull 2X Fund	1.35%
Direxion Monthly 7-10 Year Treasury Bear 2X Fund	1.35%
Direxion Monthly Emerging Markets Bull 2X Fund	1.35%

Any expense cap is subject to recoupment by the Adviser within the following three years only if overall expenses fall below the lesser of this percentage limitation and any percentage limitation in place at the time. This agreement may be terminated or revised at any time with the consent of the Board of Trustees.

The table below presents amounts that the Adviser recouped, waived and the amounts available for potential recoupments by the Adviser.

Funds	Expenses Recouped	Expenses Reimbursed	Potential Recoupment Amounts Expiring: August 31, 2021
Direxion Monthly High Yield Bull 1.2X Fund	$—	$—	$—
Direxion Monthly NASDAQ-100® Bull 1.25X Fund	—	90,828	90,828
Direxion Monthly NASDAQ-100® Bear 1.25X Fund	—	29,911	29,911
Direxion Monthly 25+ Year Treasury Bull 1.35X Fund	—	165,823	165,823
Direxion Monthly 25+ Year Treasury Bear 1.35X Fund	—	102,780	102,780
Direxion Monthly NASDAQ-100® Bull 2X Fund	—	40,923	40,923
Direxion Monthly S&P 500® Bull 2X Fund	—	22,239	22,239
Direxion Monthly S&P 500® Bear 2X Fund	—	46,963	46,963
Direxion Monthly Small Cap Bull 2X Fund	—	46,881	46,881
Direxion Monthly Small Cap Bear 2X Fund	—	36,675	36,675
Direxion Monthly 7-10 Year Treasury Bull 2X Fund	—	49,147	49,147
Direxion Monthly 7-10 Year Treasury Bear 2X Fund	—	54,385	54,385
Direxion Monthly Emerging Markets Bull 2X Fund	—	58,430	58,430

DIREXION ANNUAL REPORT

The net amounts receivable (payable) arising from the Investment Advisory Agreement, Management Services Agreement and waiver of any expenses as of August 31, 2018 is presented on the Statement of Assets and Liabilities as Due from (to) investment adviser, net.

Distribution Expenses: Shares of the Funds are subject to an annual 12b-1 fee of up to 1.00% of a Fund's average daily net assets. Each Fund currently pays a 12b-1 fee of 0.25% of the respective Fund's average daily net assets.

Rafferty Capital Markets, LLC (the "Distributor") serves as principal underwriter of the Funds and acts as the Funds' distributor in a continuous public offering of the Funds' shares. The Distributor is an affiliate of the Adviser.

5.  VALUATION MEASUREMENTS

The Funds follow authoritative fair valuation accounting standards, which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels below:

Level 1 – Quoted prices in active markets for identical securities

Level 2 – Evaluated price based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – Significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the credit risk associated with investing in those securities.

The follow is a summary of the inputs used to value the Funds' securities as of August 31, 2018.

	Direxion Monthly High Yield Bull 1.2X Fund
Asset Class	Level 1	Level 2	Level 3	Total
Cash Equivalents	$43,992,379	$—	$—	$43,992,379
Investment Companies	244,298,643	—	—	244,298,643
Short Term Investments	18,120,000	—	—	18,120,000
Total Return Swap Contracts*	—	823,213	—	823,213
	Direxion Monthly NASDAQ-100® Bull 1.25X Fund
Asset Class	Level 1	Level 2	Level 3	Total
Cash Equivalents	$2,418,621	$—	$—	$2,418,621
Short Term Investments	290,000	—	—	290,000
Total Return Swap Contracts*	—	34,581	—	34,581
	Direxion Monthly NASDAQ-100® Bear 1.25X Fund
Asset Class	Level 1	Level 2	Level 3	Total
Cash Equivalents	$188,330	$—	$—	$188,330
Short Term Investments	60,000	—	—	60,000
Total Return Swap Contracts*	—	75	—	75
Liability Class
Total Return Swap Contracts*	—	(6,045)	—	(6,045)
	Direxion Monthly 25+ Year Treasury Bull 1.35X Fund
Asset Class	Level 1	Level 2	Level 3	Total
Cash Equivalents	$3,827,128	$—	$—	$3,827,128
Short Term Investments	1,000,000	—	—	1,000,000
Total Return Swap Contracts*	—	40,544	—	40,544
	Direxion Monthly 25+ Year Treasury Bear 1.35X Fund
Asset Class	Level 1	Level 2	Level 3	Total
Cash Equivalents	$103,938	$—	$—	$103,938
Short Term Investments	120,000	—	—	120,000
Total Return Swap Contracts*	—	2,259	—	2,259

DIREXION ANNUAL REPORT

	Direxion Monthly NASDAQ-100® Bull 2X Fund
Asset Class	Level 1	Level 2	Level 3	Total
Cash Equivalents	$193,580,612	$—	$—	$193,580,612
Short Term Investments	94,320,000	—	—	94,320,000
Total Return Swap Contracts*	—	61,174,537	—	61,174,537
	Direxion Monthly S&P 500® Bull 2X Fund
Asset Class	Level 1	Level 2	Level 3	Total
Cash Equivalents	$63,677,049	$—	$—	$63,677,049
Short Term Investments	47,780,000	—	—	47,780,000
Total Return Swap Contracts*	—	11,921,700	—	11,921,700
	Direxion Monthly S&P 500® Bear 2X Fund
Asset Class	Level 1	Level 2	Level 3	Total
Cash Equivalents	$2,491,483	$—	$—	$2,491,483
Short Term Investments	3,540,000	—	—	3,540,000
Total Return Swap Contracts*	—	236	—	236
Liability Class
Total Return Swap Contracts*	—	(299,677)	—	(299,677)
	Direxion Monthly Small Cap Bull 2X Fund
Asset Class	Level 1	Level 2	Level 3	Total
Cash Equivalents	$13,795,426	$—	$—	$13,795,426
Short Term Investments	10,900,000	—	—	10,900,000
Total Return Swap Contracts*	—	1,573,564	—	1,573,564
	Direxion Monthly Small Cap Bear 2X Fund
Asset Class	Level 1	Level 2	Level 3	Total
Cash Equivalents	$2,881,303	$—	$—	$2,881,303
Short Term Investments	1,270,000	—	—	1,270,000
Total Return Swap Contracts*	—	(278,334)	—	(278,334)
	Direxion Monthly 7-10 Year Treasury Bull 2X Fund
Asset Class	Level 1	Level 2	Level 3	Total
Cash Equivalents	$6,218,409	$—	$—	$6,218,409
Short Term Investments	2,710,000	—	—	2,710,000
Total Return Swap Contracts*	—	46,187	—	46,187
	Direxion Monthly 7-10 Year Treasury Bear 2X Fund
Asset Class	Level 1	Level 2	Level 3	Total
Cash Equivalents	$2,474,778	$—	$—	$2,474,778
Short Term Investments	920,000	—	—	920,000
Total Return Swap Contracts*	—	(15,704)	—	(15,704)
	Direxion Monthly Emerging Markets Bull 2X Fund
Asset Class	Level 1	Level 2	Level 3	Total
Cash Equivalents	$2,792,985	$—	$—	$2,792,985
Short Term Investments	2,440,000	—	—	2,440,000
Total Return Swap Contracts*	—	(204,999)	—	(204,999)

For further detail on each asset and liability class, see each Fund's Schedule of Investments.

*  Total return swap contracts are valued at the unrealized appreciation (depreciation).

The Funds also follow authoritative accounting standards, which require additional disclosure regarding fair value measurements. Specifically, these standards require reporting entities to disclose a) the input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements, for Level 2 or Level 3 positions, b) transfers between all levels on a gross basis (i.e. transfers out must be disclosed separately from transfers in) as well as the reason(s) for the transfers, and c) purchases and sales on a gross basis in the Level 3 rollforward rather than as one net number. Additionally, reporting entities are required to disclose quantitative information about unobservable inputs used in the fair value measurements categorized within Level 3 of the fair value hierarchy.

DIREXION ANNUAL REPORT

There were no Level 3 securities held by the Funds during the year ended August 31, 2018. It is the Funds' policy to recognize transfers into Level 3 at the value as of the beginning of the period, if applicable.

6.  ADDITIONAL DISCLOSURES ABOUT DERIVATIVE INSTRUMENTS

The Funds follow authoritative standards of accounting for derivative instruments, which establish disclosure requirements for derivative instruments. These standards improve financial reporting for derivative instruments by requiring enhanced disclosures that enables investors to understand how and why a fund uses derivatives instruments, how a fund accounts for derivative instruments and how derivative instruments affect a fund's financial position and results of operations.

The Funds use derivative instruments as part of their principal investment strategy to achieve their investment objective. For additional discussion on the risks associated with derivative instruments refer to Note 2. As of August 31, 2018, the Funds were invested in swap contracts.

At August 31, 2018, the fair value of derivatives instruments, by primary risk, were as follows:

Asset Derivatives[1]
		Interest Rate Risk	Equity Risk	Credit Risk	Total
Direxion Monthly High Yield Bull 1.2X Fund	Swap contracts	$—	$—	$823,213	$823,213
Direxion Monthly NASDAQ-100® Bull 1.25X Fund	Swap contracts	—	34,581	—	34,581
Direxion Monthly NASDAQ-100® Bear 1.25X Fund	Swap contracts	—	75	—	75
Direxion Monthly 25+ Year Treasury Bull 1.35X Fund	Swap contracts	40,544	—	—	40,544
Direxion Monthly 25+ Year Treasury Bear 1.35X Fund	Swap contracts	2,259	—	—	2,259
Direxion Monthly NASDAQ-100® Bull 2X Fund	Swap contracts	—	61,174,537	—	61,174,537
Direxion Monthly S&P 500® Bull 2X Fund	Swap contracts	—	11,921,700	—	11,921,700
Direxion Monthly S&P 500® Bear 2X Fund	Swap contracts	—	227	—	227
Direxion Monthly Small Cap Bull 2X Fund	Swap contracts	—	1,573,564	—	1,573,564
Direxion Monthly 7-10 Year Treasury Bull 2X Fund	Swap contracts	46,187	—	—	46,187
Liability Derivatives[2]
		Interest Rate Risk	Equity Risk	Credit Risk	Total
Direxion Monthly NASDAQ-100® Bear 1.25X Fund	Swap contracts	$—	$6,045	$—	$6,045
Direxion Monthly S&P 500® Bear 2X Fund	Swap contracts	—	299,677	—	299,677
Direxion Monthly Small Cap Bear 2X Fund	Swap contracts	—	278,334	—	278,334
Direxion Monthly 7-10 Year Treasury Bear 2X Fund	Swap contracts	15,704	—	—	15,704
Direxion Monthly Emerging Markets Bull 2X Fund	Swap contracts	—	204,999	—	204,999

1  Statements of Assets and Liabilities location: Unrealized appreciation on swaps.

2  Statements of Assets and Liabilities location: Unrealized depreciation on swaps.

DIREXION ANNUAL REPORT

Transactions in derivative instruments during the year ended August 31, 2018, by primary risk, were as follows:

		Interest Rate Risk	Equity Risk	Credit Risk	Total
Direxion Monthly High Yield	Net Realized gain (loss)[1] Swap contracts	$—	$—	$(3,161,825)	$(3,161,825)
Bull 1.2X Fund	Change in net unrealized appreciation (depreciation)[2] Swap contracts	—	—	213,984	213,984
Direxion Monthly NASDAQ-100®	Net Realized gain (loss)[1] Swap contracts	—	7,733,999	—	7,733,999
Bull 1.25X Fund	Change in net unrealized appreciation (depreciation)[2] Swap contracts	—	(737,640)	—	(737,640)
Direxion Monthly NASDAQ-100®	Net Realized gain (loss)[1] Swap contracts	—	(367,724)	—	(367,724)
Bear 1.25X Fund	Change in net unrealized appreciation (depreciation)[2] Swap contracts	—	901	—	901
Direxion Monthly	Net Realized gain (loss)[1]
25+ Year Treasury	Futures contracts	(2,439,611)	—	—	(2,439,611)
Bull 1.35X Fund	Swap contracts	(1,141,854)	—	—	(1,141,854)
	Change in net unrealized appreciation (depreciation)[2]
	Futures contracts	158	—	—	158
	Swap contracts	(278,947)	—	—	(278,947)
Direxion Monthly 25+ Year Treasury	Net Realized gain (loss)[1] Futures contracts	(2,215,810)	—	—	(2,215,810)
Bear 1.35X Fund	Swap contracts	(1,119,587)	—	—	(1,119,587)
	Change in net unrealized appreciation (depreciation)[2]
	Futures contracts	—	—	—	—
	Swap contracts	17,491	—	—	17,491
Direxion Monthly NASDAQ-100®	Net Realized gain (loss)[1] Swap contracts	—	36,363,622	—	36,363,622
Bull 2X Fund	Change in net unrealized appreciation (depreciation)[2] Swap contracts	—	52,008,476	—	52,008,476
Direxion Monthly S&P 500®	Net Realized gain (loss)[1] Swap contracts	—	19,545,100	—	19,545,100
Bull 2X Fund	Change in net unrealized appreciation (depreciation)[2] Swap contracts	—	10,264,839	—	10,264,839
Direxion Monthly S&P 500®	Net Realized gain (loss)[1] Swap contracts	—	(4,271,019)	—	(4,271,019)
Bear 2X Fund	Change in net unrealized appreciation (depreciation)[2] Swap contracts	—	749,418	—	749,418
Direxion Monthly Small Cap	Net Realized gain (loss)[1] Swap contracts	—	7,039,962	—	7,039,962
Bull 2X Fund	Change in net unrealized appreciation (depreciation)[2] Swap contracts	—	1,568,873	—	1,568,873

DIREXION ANNUAL REPORT

		Interest Rate Risk	Equity Risk	Credit Risk	Total
Direxion Monthly Small Cap	Net Realized gain (loss)[1] Swap contracts	$—	$(3,403,979)	$—	$(3,403,979)
Bear 2X Fund	Change in net unrealized appreciation (depreciation)[2] Swap contracts	—	(146,609)	—	(146,609)
Direxion Monthly 7-10 Year	Net Realized gain (loss)[1] Swap contracts	(798,464)	—	—	(798,464)
Treasury Bull 2X Fund	Change in net unrealized appreciation (depreciation)[2] Swap contracts	(268,745)	—	—	(268,745)
Direxion Monthly 7-10 Year	Net Realized gain (loss)[1] Swap contracts	265,858	—	—	265,858
Treasury Bear 2X Fund	Change in net unrealized appreciation (depreciation)[2] Swap contracts	106,455	—	—	106,455
Direxion Monthly Emerging	Net Realized gain (loss)[1] Swap contracts	—	(551,966)	—	(551,966)
Markets Bull 2X Fund	Change in net unrealized appreciation (depreciation)[2] Swap contracts	—	(383,238)	—	(383,238)

1  Statements of Operations location: Net realized gain (loss) on futures and swaps.

2  Statements of Operations location: Change in net unrealized appreciation (depreciation) on futures and swaps.

For the year ended August 31 2018, the average quarterly volume of the derivatives held by each of the Funds was as follows:

	Quarterly Average Gross Notional Amounts
	Long Equity Swap Contracts	Short Equity Swap Contracts	Long Futures Contracts	Short Futures Contracts
Direxion Monthly High Yield Bull 1.2X Fund	$88,567,540	$—	$—	$—
Direxion Monthly NASDAQ-100® Bull 1.25X Fund	38,179,220	—	—	—
Direxion Monthly NASDAQ-100® Bear 1.25X Fund	—	203,098	—	—
Direxion Monthly 25+ Year Treasury Bull 1.35X Fund	19,818,059	—	38,460,379	—
Direxion Monthly 25+ Year Treasury Bear 1.35X Fund	—	3,963,846	—	760,950
Direxion Monthly NASDAQ-100® Bull 2X Fund	393,289,900	—	—	—
Direxion Monthly S&P 500® Bull 2X Fund	193,480,256	—	—	—
Direxion Monthly S&P 500® Bear 2X Fund	—	18,352,032	—	—
Direxion Monthly Small Cap Bull 2X Fund	42,897,268	—	—	—
Direxion Monthly Small Cap Bear 2X Fund	—	9,141,354	—	—
Direxion Monthly 7-10 Year Treasury Bull 2X Fund	21,100,013	—	—	—
Direxion Monthly 7-10 Year Treasury Bear 2X Fund	—	12,596,701	—	—
Direxion Monthly Emerging Markets Bull 2X Fund	23,254,620	—	—	—

The Funds utilize this volume of derivatives to obtain leverage in order to meet the investment objectives of 120%, 125%, -125%, 135%, -135% 200%, and -200% calendar month performance of their respective indices.

DIREXION ANNUAL REPORT

7.  ADDITIONAL INFORMATION

During the year ended August 31, 2018, shares of the following funds were adjusted to reflect a stock split. The effect of the stock split was to increase the number of shares outstanding and decrease the net asset value. The stock splits have no impact on the net assets of the Fund or the value of a shareholder's investment in the Fund. A summary of the stock splits is as follows:

Funds	Effective Date	Rate		Net Asset Value Before Split	Net Asset Value After Split	Shares Outstanding Before Split	Shares Outstanding After Split
Direxion Monthly NASDAQ-100® Bull 2X Fund	4/9/2018	5	:1	$106.22	$21.24	1,492,350	7,461,750
Direxion Monthly S&P 500® Bull 2X Fund	4/9/2018	5	:1	128.06	25.61	671,019	3,355,095

8.  SUBSEQUENT EVENTS

Management has performed an evaluation of subsequent events through the date the financial statements were issued and has determined that no items require recognition or disclosure besides those noted below.

The Direxion High Yield Bull 1.2X Fund paid an income distribution in the amount of $0.1089 per share with a record date of September 17, 2018 and ex-date and payable date of September 18, 2018.

The Direxion High Yield Bull 1.2X Fund paid an income distribution in the amount of $0.1169 per share with a record date of October 15, 2018 and ex-date and payable date of October 16, 2018.

DIREXION ANNUAL REPORT

Direxion Funds

Report of Independent Registered Public Accounting Firm

To the Shareholders of Direxion Monthly High Yield Bull 1.2X Fund, Direxion Monthly NASDAQ-100® Bull 1.25X Fund, Direxion Monthly NASDAQ-100® Bear 1.25X Fund, Direxion Monthly 25+ Year Treasury Bull 1.35X Fund, Direxion Monthly 25+ Year Treasury Bear 1.35X Fund, Direxion Monthly NASDAQ-100® Bull 2X Fund, Direxion Monthly S&P 500® Bull 2X Fund, Direxion Monthly S&P 500® Bear 2X Fund, Direxion Monthly Small Cap Bull 2X Fund, Direxion Monthly Small Cap Bear 2X Fund, Direxion Monthly 7-10 Year Treasury Bull 2X Fund, Direxion Monthly 7-10 Year Treasury Bear 2X Fund, and Direxion Monthly Emerging Markets Bull 2X Fund and the Board of Trustees of Direxion Funds

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Direxion Monthly High Yield Bull 1.2X Fund, Direxion Monthly NASDAQ-100® Bull 1.25X Fund, Direxion Monthly NASDAQ-100® Bear 1.25X Fund, Direxion Monthly 25+ Year Treasury Bull 1.35X Fund, Direxion Monthly 25+ Year Treasury Bear 1.35X Fund, Direxion Monthly NASDAQ-100® Bull 2X Fund, Direxion Monthly S&P 500® Bull 2X Fund, Direxion Monthly S&P 500® Bear 2X Fund, Direxion Monthly Small Cap Bull 2X Fund, Direxion Monthly Small Cap Bear 2X Fund, Direxion Monthly 7-10 Year Treasury Bull 2X Fund, Direxion Monthly 7-10 Year Treasury Bear 2X Fund, and Direxion Monthly Emerging Markets Bull 2X Fund (collectively referred to as the "Funds"), (13 of the funds constituting Direxion Funds) (the "Trust")), including the schedules of investments, as of August 31, 2018, and the related statements of operations, and changes in net assets, and the financial highlights for each of the periods indicated in the table below and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds (13 of the funds constituting Direxion Funds) at August 31, 2018, the results of their operations, changes in net assets and financial highlights for each of the periods indicated in the table below, in conformity with U.S. generally accepted accounting principles.

Individual fund constituting the Direxion Funds	Statement of Operations	Statements of Changes in Net Assets	Financial Highlights
Direxion Monthly High Yield Bull 1.2X Fund	For the year ended August 31, 2018	For each of the two years in the period ended August 31, 2018	For each of the two years in the period ended August 31, 2018 and the period from February 17, 2016 (commencement of operations) through August 31, 2016
Direxion Monthly NASDAQ-100® Bull 1.25X Fund Direxion Monthly NASDAQ-100® Bear 1.25X Fund	For the year ended August 31, 2018	For each of the two years in the period ended August 31, 2018	For each of the two years in the period ended August 31, 2018 and the period from March 31, 2016 (commencement of operations) through August 31, 2016

DIREXION ANNUAL REPORT

Direxion Funds

Report of Independent Registered Public Accounting Firm

Individual fund constituting the Direxion Funds	Statement of Operations	Statements of Changes in Net Assets	Financial Highlights
Direxion Monthly 25+ Year Treasury Bull 1.35X Fund Direxion Monthly 25+ Year Treasury Bear 1.35X Fund	For the year ended August 31, 2018	For each of the two years in the period ended August 31, 2018	For each of the two years in the period ended August 31, 2018 and the period from November 2, 2015 (commencement of operations) through August 31, 2016
Direxion Monthly NASDAQ-100® Bull 2X Fund
Direxion Monthly S&P 500® Bull 2X Fund
Direxion Monthly S&P 500® Bear 2X Fund
Direxion Monthly Small Cap Bull 2X Fund
Direxion Monthly Small Cap Bear 2X Fund
Direxion Monthly 7-10 Year Treasury Bull 2X Fund
Direxion Monthly 7-10 Year Treasury Bear 2X Fund
Direxion Monthly Emerging Markets Bull 2X Fund	For the year ended August 31, 2018	For each of the two years in the period ended August 31, 2018	For each of the five years in the period ended August 31, 2018

Basis for Opinion

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on each of the Funds' financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2018, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the Direxion investment companies since 2001.

Minneapolis, Minnesota
October 30, 2018

DIREXION ANNUAL REPORT

Direxion Funds

Supplemental Information (Unaudited)

For the year ended August 31, 2018, certain dividends paid by the Funds may be subject to a maximum rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The amount of dividends declared from ordinary income designated as qualified income was 0% for each of the Funds.

The Funds are designating as long-term capital gain dividends, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Funds related to net capital gain to zero for the tax year ending October 31, 2018. To the extent necessary to fully distribute such capital gain, the Funds also designate earnings and profits distributed to shareholders on the redemption of shares.

For corporate shareholders, the amount of ordinary income distributions qualifying for the corporate dividends received deduction for the year ended August 31, 2018 was 0% for each of the Funds.

Householding

In an effort to decrease costs, the Funds intend to reduce the number of duplicate prospectuses, Annual and Semi-Annual Reports, proxy statements and other similar documents you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders we reasonably believe are from the same family or household. Householding begins once you have signed your account application. After such time, if you would like to discontinue householding for your accounts, please call toll-free at (800) 851-0511 to request individual copies of these documents. Once the Funds receive notice to stop householding, we will begin sending individual copies thirty days after receiving your request. This policy does not apply to account statements.

DIREXION ANNUAL REPORT

Direxion Funds

Investment Advisory Agreement Approval (Unaudited)

Consistent with the Investment Company Act of 1940, as amended (the "1940 Act"), the Board of Trustees (the "Board") of the Direxion Funds (the "Trust") annually considers the renewal of the Investment Advisory Agreement (the "Agreement") between Rafferty Asset Management, LLC (the "Advisor") and the Trust, on behalf of the Direxion Monthly S&P 500® Bull 2X Fund, Direxion Monthly S&P 500® Bear 2X Fund, Direxion Monthly NASDAQ-100® Bull 2X Fund, Direxion Monthly Small Cap Bull 2X Fund, Direxion Monthly Small Cap Bear 2X Fund, Direxion Monthly Emerging Markets Bull 2X Fund, Direxion Monthly 7-10 Year Treasury Bull 2X Fund, Direxion Monthly 7-10 Year Treasury Bear 2X Fund, Direxion Monthly 25+ Year Treasury Bull 1.35X Fund, Direxion Monthly 25+ Year Treasury Bear 1.35X Fund, Direxion Monthly NASDAQ-100® Bull 1.25X Fund, Direxion Monthly NASDAQ-100® Bear 1.25X Fund, and the Direxion Monthly High Yield Bull 1.2X Fund, each a series of the Trust. Each series of the Trust is referred to herein as a "Fund" and collectively as the "Funds." The Funds seek monthly investment results, before fees and expenses, of a multiple or inverse multiple of an underlying index.

At an in-person meeting held on August 22, 2018, following such consideration, the Board, including the trustees who are not "interested persons" as defined in the 1940 Act (the "Independent Trustees"), unanimously approved the renewal of the Agreement, on behalf of the Funds. The Independent Trustees had previously considered information pertaining to the renewal of the Agreement outside the presence of the Advisor's representatives and Fund management in an executive session held on August 8, 2018. The Board, including the Independent Trustees, determined that the terms of the Agreement for each Fund were fair and reasonable and in the best interests of each Fund's shareholders.

In considering whether to renew the Agreement, the Board requested, and the Advisor provided, information that the Board and Advisor believed to be reasonably necessary to evaluate the Agreement. Among other information, the Board obtained and reviewed the following:

•  Detailed information regarding the advisory services provided by the Advisor for each Fund;

•  The investment objectives of the Funds, which require monthly rebalancing and the utilization of complex financial instruments that are not typical of traditional index tracking mutual funds;

•  The level of attention required by the Advisor due to the frequent and large trading activity in the various Funds;

•  The Advisor's Form ADV;

•  Biographies of employees primarily responsible for providing investment advisory services;

•  Information regarding each component of the contractual fee rates for the prior fiscal year;

•  Information regarding advisory fees earned and waivers or reimbursements made by the Advisor in connection with providing services to the Funds;

•  Information regarding fees paid to the Advisor under, and an evaluation of, the Management Services Agreement;

•  Performance information for prior periods;

•  Comparative industry fee data;

•  Information regarding the financial condition of the Advisor; and

•  Information regarding how the Advisor monitors the Funds' compliance with regulatory requirements and Trust procedures.

The Board considered that, with respect to each Fund, they had also received information relevant to their consideration since the Fund's inception and, most recently, throughout the past year at regular Board meetings in connection with their oversight of the Funds, including information bearing on the Funds' service provider arrangements and performance results. In addition, the Board received a memorandum from counsel regarding the responsibilities of the Board with respect to the approval of the Agreement and participated in a question and answer session with representatives of the Advisor. The Board carefully evaluated the relevant information and the Independent Trustees were advised by legal counsel with respect to their deliberations.

The Board did not identify any particular information that was most relevant to its consideration to approve the Agreement and each Trustee may have afforded different weight to the various factors. The Board considered, among others, the following factors to the extent applicable: (1) the nature, extent, and quality of the services provided; (2) the investment performance of each Fund; (3) the profitability, if any, of each Fund and of the advisory business to the Advisor; (4) the extent to which economies of scale might be realized as the Funds grow; (5) whether fee levels reflect these economies of scale, if any, for the benefit of any Fund's shareholders; (6) comparisons of services and fees with contracts entered into by

DIREXION ANNUAL REPORT

Direxion Funds

Investment Advisory Agreement Approval (Unaudited)

the Advisor with other clients (such as other institutional investors), if any; and (7) other benefits derived or anticipated to be derived and identified by the Advisor from its relationship with the Funds.

Nature, Extent and Quality of Services Provided. The Board reviewed, among other things, the Advisor's business, assets under management, financial resources and capitalization, quality and quantity of personnel, experience, the variety and complexity of its investment strategies, brokerage practices, and the adequacy of its compliance systems and process. The Board reviewed the scope of services to be provided by the Advisor under the Agreement and noted there would be no significant differences between the scope of services provided by the Advisor in the past year and those to be provided in the upcoming year. The Board also considered the Advisor's representation to the Board that it would continue to provide investment and related services that are of materially the same quality as the services that have been provided to the Funds in the past and whether those services remain appropriate in scope and extent in light of the Funds' operations, the competitive landscape of the investment company business and investor needs. The Board focused on the quality of the Advisor's personnel and operations and the systems and processes required to manage the Funds effectively, and noted that these systems and processes may not be present at other investment advisers. In particular the Board considered: (1) the Advisor's success in achieving each Fund's monthly leveraged investment objective; (2) differences between managing leveraged and non-leveraged portfolios, which include developing index optimization and representative sampling investment strategies as well as specialized skills for trading complex financial instruments; (3) information regarding the Advisor's management of derivatives trading activities on behalf of the Funds, including the selection of swap counterparties, the negotiation of favorable derivatives contract terms and the strategies utilized to minimize counterparty risk; (4) the Advisor's ability to manage the Funds in a tax efficient manner, which is more challenging for leveraged than non-leveraged funds; and (5) the size, professional experience and skills of the Advisor's portfolio management staff and the Advisor's ability to recruit, train and retain personnel with the relevant experience and expertise necessary to manage the Funds. The Board considered that the Advisor oversees all aspects of the operation of the Funds, including oversight of the Funds' service providers, and provides compliance services to the Funds.

Based on the Board's deliberations at the meeting, the Board, including the Independent Trustees, unanimously concluded that the nature, extent and quality of services to be provided under the Agreement could benefit shareholders.

Comparison of Advisory Services and Fees. The Board considered the fairness and reasonableness of the investment advisory fee rate payable to the Advisor by the Funds in light of the investment advisory services provided by the Advisor. In this regard, the Board also considered the ability of investors to achieve independently the monthly investment objective of the Funds and the costs to investors of seeking to do so. The Board concluded that it would be difficult for an investor to implement independently any Fund's investment strategy and that attempting to do so would likely be cost-prohibitive.

The Board further considered the fairness and reasonableness of the investment advisory fee rate payable to the Advisor by the Funds in light of fee rates paid by other investment companies offering strategies similar in nature to the Funds. In this regard, the Board reviewed information prepared by the Advisor, using data provided by Morningstar, Inc., to compare the Funds' actual advisory fees, past operating service fees and future management service fees, and gross and net total expenses with those of other funds with common key characteristics, such as asset size, investment objective or industry focus ("Peer Group"). The Board noted the difficulty in compiling the Peer Group because, by design, each Fund is unique and, therefore, few (if any) fund complexes have funds with substantially similar investment objectives and operations. The Board considered, however, that to establish the Peer Group, the Advisor used the same methodology as in 2016 and 2017 and that this methodology was reviewed and recommended by an independent consultant retained by the Board in 2015 to review and advise it on Peer Group construction.

The comparison reports provided to the Board included the advisory fee and net and gross total expense ratios, less any Rule 12b-1 fees and shareholder services fees for each Fund and each Peer Group fund. The Board considered that the Advisor had agreed to limit the total expenses of the Funds (subject to certain exclusions) for the next fiscal year by contractually agreeing to pay certain expenses of the Funds under a new Operating Expense Limitation Agreement.

Based on its review, the Board determined that the proposed advisory fee rates for each Fund under the Agreement were reasonable in light of all factors considered.

DIREXION ANNUAL REPORT

Direxion Funds

Investment Advisory Agreement Approval (Unaudited)

Performance of the Funds. The Board focused on the correlation of each Fund's return to the model performance return information for the periods ending June 30, 2018 and June 30, 2017. The Board also reviewed the total return of each Fund for the one-year period ended June 30, 2018. The Board utilized performance reports provided to the Board in anticipation of the meeting, as well as performance reports provided at regular Board meetings throughout the year. The Board noted that the correlation of returns for each Fund to each Fund's underlying index return was generally within expected ranges during the applicable periods. The Board noted that, given the investment objectives of the Funds, the correlation of each Fund's performance with the model performance of its underlying index was a more meaningful factor than a Fund's total return.

Costs of Services Provided to the Funds and Profits Realized by the Advisor. The Board reviewed information about the profitability of the Advisor based on the fee rates payable under the Agreement. This included a review of information regarding the direct revenue received by the Advisor and ancillary revenue, if any, received by the Advisor and/or its affiliates in connection with the services provided to the Funds by the Advisor. The Board considered information regarding the Advisor's profit margin as reflected in the Advisor's profitability analysis, as well as information provided by the Advisor concerning the methodology used to allocate various expenses. The Board also considered the significant drivers of cost for the Advisor including, but not limited to, intellectual capital, monthly portfolio rebalancing of the Funds, regulatory compliance, and entrepreneurial risk and considered the costs that investors would likely incur if they independently sought to achieve the investment objectives of the Funds. The Advisor also provided the Board a report on other investment advisors' profitability, which was compiled using publicly available information. However, the Board recognized that it is difficult to compare profitability among investment advisory contracts because the most useful comparative information generally is not publicly available. To the extent such information is available, it is affected by numerous factors, including the nature of a fund's shareholder base, the structure of the particular advisor, the types of funds it manages, its business mix, assumptions regarding allocations and the fact that publicly traded fund managers' operating profits and net income are typically reported net of distribution and marketing expenses.

Based on its review, the Board, including the Independent Trustees, determined that the profit to the Advisor under the Agreement was not excessive in light of all factors considered.

Economies of Scale. The Board considered the absence of breakpoints in the Advisor's fee schedule and reviewed information regarding the extent to which economies of scale or other efficiencies may result from increases in the Funds' net assets. In light of the relatively small size of many of the Funds and the fact that the size of individual Funds in the complex often increase and decrease significantly due to the unlimited trading that is permitted by the Funds, the Board concluded that the Funds have not yet achieved sufficient asset levels to realize meaningful economies of scale. Based on these and other considerations, the Board determined that, in the exercise of its business judgment, breakpoints were not necessary at this time. The Board noted that it will continue to monitor fees and expenses as the Funds grow in size and assess whether fee breakpoints may be warranted.

Other Benefits. The Board considered any indirect or "fall-out" benefits that the Advisor or its affiliates may derive from their relationship to the Funds. Such benefits include the Advisor's ability to leverage its investment management personnel or infrastructure to manage other accounts. In this regard, the Board noted that the Funds, had transitioned from an operating services arrangement into a management services arrangement with an operating expense limitation agreement during the fiscal year and noted the fees received by the Advisor for providing services under the management services agreement and the waivers made by the Advisor. Based on these and other considerations, the Board determined that, in the exercise of its business judgment, the benefits to the Advisor were fair and reasonable.

Conclusion. Based on, but not limited to, the above considerations and determinations, the Board, including the Independent Trustees, determined that the Agreement for the Funds was fair and reasonable in light of the nature, extent and quality of the services to be performed, the fee rates to be paid, the Advisor's expenses and such other matters as the Board considered relevant in the exercise of its business judgment and that the continuation of the Agreement was in the best interests of the shareholders of the Funds. On this basis, the Board unanimously voted in favor of the continuance of the Agreement.

DIREXION ANNUAL REPORT

Direxion Funds

Trustees and Officers

The business affairs of the Funds are managed by or under the direction of the Board of Trustees. Information pertaining to the Trustees and Officers of the Funds is set below. The report includes additional information about the Funds' Trustees and Officers and is available without charge, upon request by calling 1-800-851-0511.

Interested Trustees

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Direxion Family of Investment Companies Overseen by Trustee(3)	Other Trusteeships/ Directorships Held by Trustee During Past Five Years
Daniel D. O'Neill(1) Age: 50	Chairman of the Board of Trustees	Lifetime of Trust until removal or resignation; Since 2014	Managing Director of Rafferty Asset Management, LLC, since 1999 and Direxion Advisors, LLC, Since November 2017.	143	None.

Independent Trustees

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Direxion Family of Investment Companies Overseen by Trustee(3)	Other Trusteeships/ Directorships Held by Trustee During Past Five Years
Gerald E. Shanley III Age: 74	Trustee	Lifetime of Trust until removal or resignation; Since 1997	Retired, since 2002; Business Consultant, 1985 – present; Trustee of Trust Under Will of Charles S. Payson, 1987 – present; C.P.A., 1979 – present.	143	None.
John A. Weisser Age: 76	Trustee	Lifetime of Trust until removal or resignation; Since 2007	Retired, since 1995; Salomon Brothers, Inc., 1971 – 1995, most recently as Managing Director.	143
					Director until December 2016, The MainStay Funds Trust, The MainStay Funds, MainStay VP Fund Series, Mainstay Defined Term Municipal Opportunities Fund; Private Advisors Alternative Strategy Fund; Private Advisors Alternative Strategies Master Fund.

DIREXION ANNUAL REPORT

Direxion Funds

Trustees and Officers

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Direxion Family of Investment Companies Overseen by Trustee(3)	Other Trusteeships/ Directorships Held by Trustee During Past Five Years
David L. Driscoll Age: 49	Trustee	Lifetime of Trust until removal or resignation; Since 2014	Partner, King Associates, LLP, since 2004; Board Advisor, University Common Real Estate, since 2012; Principal, Grey Oaks LLP since 2003; Member, Kendrick LLC, since 2006.	143	None.
Jacob C. Gaffey Age: 70	Trustee	Lifetime of Trust until removal or resignation; Since 2014	Managing Director of Loomis & Co. since 2012; Partner, Bay Capital Advisors, LLC 2008 – 2012.	143	None.
Henry W. Mulholland Age: 55	Trustee	Lifetime of Trust until removal or resignation; Since 2017	Grove Hill Partners LLC, since 2016 as Managing Partner; Bank of America Merrill Lynch, 1990 – 2015, most recently as Managing Director and Head of Equities for Americas.	143	None.

(1)  Mr. O'Neill is affiliated with Rafferty and Direxion. Mr. O'Neill is the Managing Director of Rafferty and Direxion and owns a beneficial interest in Rafferty.

(2)  The Direxion Family of Investment Companies consists of the Direxion Shares ETF Trust which, as of the date of this report, offers for sale to the public 80 of the 121 funds registered with the SEC, the Direxion Funds which, as of the date of this report, offers for sale to the public 16 of the 22 funds registered with the SEC and the Direxion Insurance Trust which, as of the date of this report, does not have any funds registered with the SEC.

DIREXION ANNUAL REPORT

Direxion Funds

Trustees and Officers

Principal Officers of the Trust

The officers of the Trust conduct and supervise its daily business. Unless otherwise noted, an individual's business address is 1301 Avenue of the Americas, 28th Floor, New York, New York 10019. As of the date of this report, the officers of the Trust, their ages, their business address and their principal occupations during the past five years are as follows:

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in the Direxion Family of Investment Companies Overseen by Trustee(2)	Other Trusteeships/ Directorships Held by Trustee During Past Five Years
Daniel D. O'Neill(1) Age: 50	Chief Executive Officer and Chief Investment Officer	One Year; Since 2006	Managing Director of Rafferty Asset Management, LLC, since 1999 and Direxion Advisors, LLC, since November 2017.	143	N/A
Robert D. Nestor Age: 49	President	One Year; Since 2018	Blackrock, Inc., since May 2007, most recently as Managing Director	N/A	N/A
Patrick J. Rudnick Age: 45	Principal Executive Officer Principal Financial Officer	One Year; Since 2018 One Year; Since 2010
			Senior Vice President and Principal Financial Officer, since March 2013, Principal Executive Officer, since June 2018, Rafferty Asset Management, LLC; Senior Vice President and Principal Financial Officer, since November 2017, Principal Executive Officer, since June 2018, Direxion Advisors, LLC.	N/A	N/A
Angela Brickl Age: 42	Chief Compliance Officer Secretary	One Year; Since 2018 One Year; Since 2011
			General Counsel, Rafferty Asset Management LLC, since October 2010 and Direxion Advisors, LLC, since November 2017; Chief Compliance Officer, Rafferty Asset Management, LLC since September 2012 and Direxion Advisors, LLC, since November 2017.	N/A	N/A

(1)  Mr. O'Neill serves as Chairman of the Board of Trustees of the Direxion Funds, Direxion Insurance Trust and Direxion Shares ETF Trust.

(2)  The Direxion Family of Investment Companies consists of the Direxion Shares ETF Trust which, as of the date of this SAI, offers for sale to the public 80 of the 121 funds registered with the SEC, the Direxion Funds which, as of the date of this SAI, offers for sale to the public 16 of the 22 funds registered with the SEC and the Direxion Insurance Trust which, as of the date of this SAI, does not have any funds registered with the SEC.

DIREXION ANNUAL REPORT

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PRIVACY NOTICE

At the Direxion Funds, we are committed to protecting your privacy. To open and service your Direxion accounts, we collect and maintain certain nonpublic personal information about you, such as your address, phone number, social security number, purchases, sales, account balances, bank account information and other personal financial information. We collect this information from the following sources:

•  Account applications or other forms on which you provide information,

•  Mail, e-mail, the telephone and our website, and

•  Your transactions and account inquiries with us.

We safeguard the personal information that you have entrusted to us in the following ways:

•  As a general policy, only those employees who maintain your account and respond to your requests for additional services have access to your account information.

•  We maintain physical, electronic, and procedural safeguards to insure the security of your personal information and to prevent unauthorized access to your information.

We do not disclose any nonpublic personal information about you or our former shareholders to anyone, except as permitted or required by law. In the course of conducting business and maintaining your account we may share shareholder information, as allowed by law, with our affiliated companies and with other service providers, including financial intermediaries, custodians, transfer agents and marketing consultants. Those companies are contractually bound to use that information only for the services for which we hired them. They are not permitted to use or share our shareholders' nonpublic personal information for any other purpose. There also may be times when we provide information to federal, state or local authorities as required by law.

In the event that you hold fund shares of Direxion through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

For questions about our policy, please contact us at (800) 851-0511.

This page is not a part of the Annual Report.

DIREXION ANNUAL REPORT

ANNUAL REPORT AUGUST 31, 2018

1301 Avenue of the Americas (6th Ave.), 28th Floor  New York, New York 10019  (800) 851-0511  www.direxioninvestments.com

Investment Adviser

Rafferty Asset Management, LLC
1301 Avenue of the Americas (6th Ave.), 28th Floor
New York, NY 10019

Administrator, Transfer Agent, Dividend Paying Agent & Shareholding Servicing Agent

U.S. Bancorp Fund Services, LLC
P.O. Box 1993
Milwaukee, WI 53201-1993

Custodian

U.S. Bank, N.A.
1555 RiverCenter Dr., Suite 302
Milwaukee, WI 53212

Independent Registered Public Accounting Firm

Ernst & Young LLP
220 South Sixth Street
Minneapolis, MN 55402

Distributor

Rafferty Capital Markets, LLC
1010 Franklin Ave., 3rd Floor
Garden City, NY 11530

The Trust's Proxy Voting Policies are available without charge by calling 1-800-851-0511, or by accessing the SEC's website, at www.sec.gov.

The actual voting records relating to portfolio securities during the most recent period ended June 30 is available without charge by calling 1-800-851-0511 or by accessing the SEC's website at www.sec.gov.

The Trust files complete schedules of portfolio holdings with the SEC on Form N-Q. The Form N-Q is available without change, upon request, by calling 1-800-851-0511, or by accessing the SEC's website, at www.sec.gov.

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

Annual
Report

Hilton Tactical Income Fund

(formerly Direxion Hilton Tactical Income Fund)

AUGUST 31, 2018

TICKERS:

INVESTOR CLASS - HCYAX | INSTITUTIONAL CLASS - HCYIX

1301 Avenue of the Americas (6th Avenue), 28th Floor | New York, New York 10019 | (800) 851-0511

www.direxioninvestments.com

Table of Contents

Letter to Shareholders (Unaudited)	4
Performance Summary (Unaudited)	8
Expense Example (Unaudited)	9
Allocation of Portfolio Holdings (Unaudited)	10
Schedule of Investments	11
Statement of Assets and Liabilities	14
Statement of Operations	15
Statements of Changes in Net Assets	16
Financial Highlights	17
Notes to the Financial Statements	18
Report of Independent Registered Public Accounting Firm	24
Supplemental Information (Unaudited)	25
Investment Advisory and Subadvisory Agreement Approvals (Unaudited)	26
Trustees and Officers	29

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Letter to Shareholders (Unaudited)

Dear Shareholders,

This Annual Report is for the Hilton Tactical Income Fund (the "Fund"), and covers the period from September 1, 2017 to August 31, 2018 (the "Annual Period"). Rafferty Asset Management, LLC serves as adviser to the Fund (the "Adviser) and Hilton Capital Management, LLC serves as the Fund's subadviser (the "Subadviser"). The Fund offers an Institutional Class and Investor Class.

Fund & Market Commentary:

The Institutional Class posted a return of 7.73% and the Investor Class 7.48% during the Annual Period. The Fund's benchmark, a blend of 60% the Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index and 40% S&P 500® Index, returned 6.93% for the Annual Period.

The Fund's 30-day SEC Yield at August 31, 2018 was 2.82% and 2.57% for the Institutional Class and Investor Class, respectively.

During the Annual Period, the Fund decreased its cash position from 6.6% to 4.6%, increased exposure to fixed income from 49.9% to 51.5%, and equity exposure stayed largely unchanged at 43.9% from 43.5%.

For the Fund, the top overall contributor to performance was exposure to financials within the equity portfolio. The top individual contributor to the overall portfolio was Broadridge Financial Solutions. Broadridge represented 3.10% of the overall portfolio's holdings at the end of the Annual Period.

Exposure to the Materials sector within equity holdings was the largest detractor to overall performance.

The Subadviser currently holds a moderately aggressive stance in the portfolio. This positioning reflects the Subadviser's view of the continued growth of the U.S. economy.

Principal Investment Strategy:

The Fund pursues its investment objective by utilizing an investment strategy that employs a disciplined approach to balancing fixed income investments with historically higher income producing equity investments, with a focus on minimizing absolute risk and volatility. The Subadviser attempts to mitigate portfolio risk and volatility by creating a diversified portfolio of income producing securities that also offer the potential for capital appreciation but may also invest in options to attempt to attempt to hedge volatility and portfolio risks. The securities in which the Fund may invest may include common and preferred stocks of any capitalization, master limited partnerships ("MLPs"), real estate investment trusts ("REITs"), and a variety of debt instruments of any maturity, including corporate bonds, municipal bonds, and securities issued, backed or otherwise guaranteed by the U.S. government, or its agencies, including securities issued by U.S. government sponsored entities.

MLPs are publicly traded partnerships primarily engaged in the transportation, storage, processing, refining, marketing, exploration, production, and mining of minerals and natural resources. MLPs trade on national securities exchanges exactly like the shares of a corporation, without entity level taxation. MLPs typically distribute income quarterly and have the potential for capital appreciation to the extent that they experience growth in cash flow or earnings or increases in valuations. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. Consistent with that intention, the Fund shall invest no more than 25% of its total assets in securities of MLPs.

REITs are corporations or trusts that invest primarily in fee or leasehold ownership of real estate, mortgages or shares issued by other REITs, and that receive favorable tax treatment provided they meet certain conditions, including the requirement that they distribute at least 90% of their taxable income.

DIREXION ANNUAL REPORT
4

The Subadviser's investment process begins by looking at various global macro-economic factors such as fiscal/monetary policy, interest rates, geo-political risks, inflation, commodity pricing, government policies and general business conditions. For the Fund's equity portfolio, the Subadviser reviews a broad array of possible income-producing investments and then analyzes company-specific fundamental research to understand a company's dividend policy, relative value and balance sheet. Investments are selected for the Fund's portfolio that demonstrate stable and consistent cash flow, strong underlying asset value, competitive advantages and management teams with demonstrable positive track records.

The Subadviser has a two tier approach to managing the Fund's fixed income portfolio. First, it considers a long-term strategic investment view. Second, it buys and sells fixed income securities opportunistically in response to short-term market, economic, political, or other developments. The objective of the Subadviser's fixed income portfolio strategy is to generate higher income than would be expected from traditional intermediate-term fixed income investments such as U.S. government bonds. As a result, the Fund may invest up to 30% in high yield debt or "junk bonds" (higher-risk, lower-rated fixed income securities such as those rated lower than BBB- by Standard & Poor's Rating Service, Inc. or lower than Baa3 by Moody's Investors Service, Inc. or, if unrated, determined by the Subadviser to be of comparable quality). The Fund invests in fixed income securities of any duration and may include foreign bonds that meet the Subadviser's investment criteria. Duration measures the sensitivity of the price of a fixed income investment to a 1% change in interest rates. For example, a five-year duration means the investment will decrease in value by 5% if interest rates rise 1%.

In addition, the Fund may invest in other investment companies, including exchange-traded funds ("ETFs"), to the extent permitted by the Investment Company Act of 1940.

The Subadviser's investment team has the flexibility to change the Fund's asset allocation to reflect its outlook on market conditions and may reallocate the Fund's investments between asset classes in an attempt to improve the Fund's total return and reduce volatility. Volatility in the markets provides the Subadviser with the opportunity to benefit from perceived pricing dislocations that may occur during periods of market distress. The Subadviser make asset allocation adjustments based on a combination of bottom-up/top-down fundamental analysis and relative value analysis among capital market instruments within the target asset classes.

At the discretion of the Subadviser, the Fund may invest its assets in cash, cash equivalents, and high-quality, short-term debt securities and money market instruments for (i) temporary defensive purposes in response to adverse market, economic or political conditions and (ii) to retain flexibility in meeting redemptions and paying expenses. Taking a temporary defensive position may result in the Fund not achieving its investment objective.

As always, we thank you for using the Hilton Tactical Income Fund and we look forward to our mutual success.

Regards,

William J. Garvey	Craig O'Neill	Alex Oxenham
Hilton Capital Management, LLC	Hilton Capital Management, LLC	Hilton Capital Management, LLC

DIREXION ANNUAL REPORT
5

The performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. For most recent month-end performance information please visit direxioninvestments.com or call 1.800.851.0511.

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. To obtain a prospectus or summary prospectus, please contact the Direxion Funds at 1.800.851.0511 or visit www.direxioninvestments.com. The Fund's prospectus or summary prospectus should be read carefully before investing.

Risks of the Fund – Mutual fund investing involves risk. Principal loss is possible. The Fund's strategy of investing in dividend-paying stocks involves the risk that such stocks may fall out of favor with investors and underperform the market. In addition, there is the possibility that such companies could reduce or eliminate the payment of dividends in the future or the anticipated acceleration of dividends could not occur. The Fund may invest in foreign securities and American Depositary Receipts which involve political, economic and currency risks, greater volatility and differences in accounting methods. Medium- and small-capitalization companies tend to have limited liquidity and greater price volatility than large-capitalization companies. Investments in REIT securities involve risks such as declines in the value of real estate and increased susceptibility to adverse economic regulatory expenses. The Fund may invest in MLPs which can be negatively influenced when interest rates rise. These investments also entail many of the general tax risks of investing in a partnership. There is always the risk that an MLP will fail to qualify for favorable tax treatments. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investment by the Fund in lower-rated and nonrated securities presents a greater risk of loss to principal and interest than higher-rated securities. Income from municipal securities may be subject to state and local taxes and a portion of income may be subject to the federal alternative minimum tax for certain investors. Federal income tax rules will apply to any capital gains distributions. Because the Fund invests in ETFs, it is subject to additional risks that do not apply to conventional mutual funds. ETF risk includes the risks that the market price of the shares may trade at a discount to its net asset value ("NAV"), an active secondary trading market may not develop or be maintained, or trading may be halted by the exchange in which they trade, which may impact a Fund's ability to sell its shares. ETN risk includes the risks that the value of an ETN may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in the underlying securities' markets, changes in the applicable interest rates, changes in the issuer's credit rating and economic, legal, political or geographic events that affect the referenced index. In addition, ETNs are unsecured debt of the issuer and would lose value if the issuer goes bankrupt. Please read the prospectus.

Index Descriptions – Please note that you cannot invest directly in an index, although you may invest in the underlying securities represented in the index. Index returns are adjusted to reflect the reinvestment of dividends on securities in the index but do not reflect the expenses of the Fund.

DIREXION ANNUAL REPORT
6

The Bloomberg Barclays Intermediate Government/Credit Index is a market value weighted performance benchmark for government and corporate fixed-rate debt issues (rated Baa/BBB or higher) with maturities between one and ten years.

The S&P 500® Index is one of the most commonly used benchmarks for the overall U.S. Stock Market. It is a market value weighted index and each stock's weight is proportionate to its market value.

Distributed by: Rafferty Capital Markets, LLC

DIREXION ANNUAL REPORT
7

Hilton Tactical Income Fund

Performance Summary (Unaudited)

September 16, 20131 - August 31, 2018

Investment Objective: Primarily seeks income with a secondary investment objective of capital appreciation consistent with the preservation of capital.

	Average Annual Total Return[2]
	1 Year	3 Years	Since Inception
Hilton Tactical Income Fund – Institutional Class	7.73%	7.90%	6.31%
Hilton Tactical Income Fund – Investor Class[3]	7.48%	7.64%	6.03%
Hilton Tactical Income Fund – Investor Class (with sales charge)[3,4]	1.59%	5.63%	N/A
60% Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index 40% S&P 500® Index Blend	6.93%	7.11%	6.56%
Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index	(1.01)%	1.27%	1.80%
S&P 500® Index	19.66%	16.11%	13.75%

This chart illustrates the performance of a hypothetical $10,000 investment made on the inception date of each share class of the Fund, and is not intended to imply any future performance. The returns shown do not reflect the deduction or taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The performance of the Bloomberg Barclays U.S. Intermediate Government/Credit Bond Index and S&P 500® Index, the Fund's benchmark, does not reflect the deduction of fees associated with a mutual fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities. During the period shown, Rafferty Asset Management, LLC waived and/or reimbursed fees for various expenses. Had these waivers and/or reimbursements not been in effect, performance would have been lower.

The Fund may impose a 1.00% redemption fee on Institutional Class shares and Investor Class shares redeemed (through sales or exchanges) within 30 days of the date of purchase. Performance data does not reflect the redemption fee. If reflected, total returns would be reduced.

The performance data shown represents past performance and does not guarantee future results.

1  Commencement of operations.

2  As of August 31, 2018.

3  On June 30, 2018, the Fund's Class A shares were redesignated as Investor Class shares and the Fund's Class C shares were converted to Investor Class shares. For the period September 1, 2017 to June 29, 2018, the return of the Class A shares and Class C shares were 4.57% and 3.90%, respectively. For the period June 30, 2018 to August 31, 2018, the return of the Investor Class shares was 2.78%.

4  For the period from June 1, 2015 through June 29, 2018, purchases of the former Class A shares were charged an up-front sales charge of 5.50%. For the period from September 16, 2013 (fund inception) to June 1, 2015 and for the period June 30, 2018 to August 31, 2018, this up-front sales charge was not charged. The 1 Year and 3 Years average annual total returns presented reflect the effect of the up-front sales charge. This sales charge was not charged on purchases at inception date of the Fund.

DIREXION ANNUAL REPORT
8

Expense Example (Unaudited)

August 31, 2018

As a shareholder of a mutual fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (March 1, 2018 – August 31, 2018).

Actual expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as wire transfers, returned checks or stop payment orders. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense Example Table (Unaudited)

August 31, 2018

	Annualized Expense Ratio	Beginning Account Value March 1, 2018	Ending Account Value August 31, 2018	Expenses Paid During Period*
Hilton Tactical Income Fund Institutional Class
Based on actual fund return	0.98%	$1,000.00	$1,048.10	$5.06
Based on hypothetical 5% return	0.98%	1,000.00	1,020.27	4.99
Hilton Tactical Income Fund Investor Class
Based on actual fund return	1.23%	1,000.00	1,047.00	6.35
Based on hypothetical 5% return	1.23%	1,000.00	1,019.00	6.26

*  Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184 days (the number of days in the period of March 1, 2018 to August 31, 2018), then divided by 365.

DIREXION ANNUAL REPORT
9

Allocation of Portfolio Holdings (Unaudited)

August 31, 2018

	Common Stock	Preferred Stock	Closed-End Funds	Corporate Bonds	U.S. Government Obligations	Master Limited Partnerships	Convertible Bonds	Cash*	Total
Hilton Tactical Income Fund	40%	25%	10%	9%	8%	2%	2%	4%	100%

Allocation of Portfolio Holdings reflects percentages of net assets.

*  Cash and other assets less liabilities.

DIREXION ANNUAL REPORT
10

Hilton Tactical Income Fund

Schedule of Investments

August 31, 2018

Shares/ Principal		Fair Value
COMMON STOCKS - 40.2%
Banks - 6.8%
34,055	First Financial Bancorp	$1,069,327
17,365	JPMorgan Chase & Co.	1,989,682
81,910	Sterling Bancorp	1,871,644
45,335	The Bank of N.T. Butterfield & Son Ltd.	2,395,501
		7,326,154
Capital Markets - 2.3%
97,405	KKR & Co, Inc.	2,540,322
Chemicals - 1.9%
28,905	DowDuPont, Inc.	2,027,108
Commercial Services & Supplies - 2.1%
31,370	Republic Services, Inc.	2,301,303
Communications Equipment - 4.4%
14,330	Harris Corp.	2,328,768
50,585	Intel Corp.	2,449,832
		4,778,600
Diversified Consumer Services - 1.4%
68,720	Rentokil Initial PLC - ADR (United Kingdom)	1,480,916
Diversified Financial Services - 1.7%
10,380	CME Group, Inc.	1,813,697
Equity REITs - 8.3%
100,025	Americold Realty Trust	2,490,623
19,865	Crown Castle International Corp.	2,265,206
70,800	Gramercy Property Trust	1,936,380
104,855	Host Hotels & Resorts, Inc.	2,257,528
		8,949,737
Hotels, Restaurants & Leisure - 1.5%
78,965	Extended Stay America, Inc.	1,593,514
Household Durables - 1.7%
41,225	D.R. Horton, Inc.	1,834,925
Insurance - 1.2%
66,605	Ping An Insurance (Group) Company of China, Ltd. - ADR (China)	1,285,477
IT Services - 3.1%
24,930	Broadridge Financial Solutions, Inc.	3,369,040
Mortgage REITs - 2.0%
129,130	Redwood Trust, Inc.	2,192,627
Pharmaceuticals - 1.8%
14,915	Johnson & Johnson	2,008,901
	TOTAL COMMON STOCKS (Cost $35,673,451)	$43,502,321
PREFERRED STOCKS - 25.3%
Banks - 3.4%
	Customers Bancorp, Inc.
22,260	7.00%, 06/15/2020	$582,099
	Customers Bancorp, Inc.
43,000	6.00%, 12/15/2021	1,100,800
Shares/ Principal		Fair Value
Banks (continued)
	Iberiabank Corp.
48,850	6.625%, 8/1/2025	$1,315,042
	MB Financial, Inc.
8,005	6.00%, 11/25/2022	208,930
	Synovus Financial Corp. (a)
10,000	6.30%, 06/21/2023	262,500
	TriState Capital Holdings, Inc.
6,500	6.75%, 04/01/2023	170,950
		3,640,321
Capital Markets - 12.5%
	Ares Management L.P.
75,800	7.00%, 06/30/2021	2,057,212
	B. Riley Financial, Inc.
35,185	7.50%, 10/31/2021	897,569
	B. Riley Financial, Inc.
5,000	7.375%, 05/31/2023	131,050
	BGC Partners, Inc.
28,900	8.125%, 06/15/2042	734,638
	Capital Southwest Corp.
9,245	5.95%, 12/15/2022	235,840
	Capitala Finance Corp.
32,935	6.00%, 05/31/2022	829,962
	CM Finance, Inc. (a)
3,800	6.125%, 07/01/2023	97,907
	Fidus Investment Corp.
5,000	5.875%, 02/01/2023	128,350
	Gladstone Investment Corp. (a)
16,000	6.375%, 08/31/2025	406,720
	Hercules Capital, Inc.
22,983	6.25%, 07/30/2024	581,470
	Hercules Capital, Inc.
23,000	5.25%, 04/30/2025	571,550
	MVC Capital, Inc.
56,210	6.25%, 11/30/2022	1,439,538
	Oaktree Capital Group LLC
21,000	6.625%, 06/15/2023	531,300
	OFS Capital Corp.
37,500	6.375%, 04/30/2025	945,000
	Oxford Square Capital Corp.
66,670	6.50%, 03/30/2024	1,720,753
	Saratoga Investment Corp. (a)
40,000	6.25%, 08/31/2025	1,013,600
	TriplePoint Venture Growth BDC Corp.
45,045	5.75%, 07/15/2022	1,149,098
		13,471,557
Equity REITs - 2.7%
	Bluerock Residential Growth, Inc. Class A
44,850	8.25%, 10/21/2020	1,152,645
	Brookfield DTLA Fund Office Trust Investor, Inc. (a)
80,000	7.625%, 10/22/2018	1,788,000
		2,940,645

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
11

Hilton Tactical Income Fund

Schedule of Investments

August 31, 2018

Shares/ Principal		Fair Value
Mortgage REITs - 6.7%
	AG Mortgage Investment Trust, Inc.
44,510	8.00%, 10/19/2018	$1,130,554
	Apollo Commercial Real Estate Finance, Inc.
43,175	8.00%, 10/19/2018	1,112,620
	Cherry Hill Mortgage Investment Corp.
26,000	8.20%, 08/17/2022	665,080
	Chimera Investment Corp.
39,775	8.00%, 10/30/2021	1,027,786
	Chimera Investment Corp.
39,620	8.00%, 03/30/2024	1,030,912
	Dynex Capital, Inc.
22,260	7.625%, 10/19/2018	552,270
	Sutherland Asset Management Corp.
26,625	6.50%, 04/30/2021	682,266
	Two Harbors Investment Corp.
39,315	8.125%, 04/27/2027	1,078,804
		7,280,292
	TOTAL PREFERRED STOCKS (Cost $26,388,732)	$27,332,815
CLOSED-END FUNDS - 10.0%
218,940	Invesco Dynamic Credit Opportunities Fund	$2,509,052
245,175	Nuveen Credit Strategies Income Fund	1,949,141
80,810	Nuveen Mortgage Opportunity Term Fund	1,922,470
425,845	Oaktree Specialty Lending Corp.	2,163,293
92,775	PIMCO Dynamic Credit and Mortgage Income Fund	2,252,577
	TOTAL CLOSED-END FUNDS (Cost $10,772,150)	$10,796,533
CORPORATE BONDS - 8.8%
Communications Equipment - 0.9%
	Intel Corp.
1,025,000	3.10%, 07/29/2022	$1,026,639
Food & Staples Retailing - 1.4%
	Walmart, Inc.
1,500,000	3.40%, 06/26/2023	1,519,728
Internet Software & Services - 0.7%
	Alphabet, Inc.
715,000	3.375%, 02/25/2024	727,696
IT Services - 1.4%
	salesforce.com, inc.
1,500,000	3.25%, 04/11/2023	1,499,881
Shares/ Principal		Fair Value
Pharmaceuticals - 1.3%
	AbbVie, Inc.
1,390,000	2.90%, 11/06/2022	$1,357,908
Software - 1.3%
	Microsoft Corp.
1,400,000	2.375%, 02/12/2022	1,374,594
Specialty Retail - 0.8%
	AutoZone, Inc.
925,000	1.625%, 04/21/2019	918,251
Technology Hardware, Storage & Peripherals - 1.0%
	Apple, Inc.
1,100,000	2.85%, 05/06/2021	1,098,499
	TOTAL CORPORATE BONDS (Cost $9,559,710)	$9,523,196
U.S. GOVERNMENT OBLIGATIONS - 7.8%
2,900,000	3.375%, 11/15/2019	$2,928,547
	U.S. Treasury Note
1,740,000	2.25%, 02/29/2020	1,731,878
	U.S. Treasury Note
775,000	2.25%, 02/15/2021	767,310
	U.S. Treasury Note
3,000,000	2.625%, 06/15/2021	2,995,313
	U.S. Treasury Note
	TOTAL U.S. GOVERNMENT OBLIGATIONS (Cost $8,445,747)	$8,423,048
MASTER LIMITED PARTNERSHIPS - 1.7%
Oil, Gas & Consumable Fuels - 1.7%
64,520	Enterprise Products Partners L.P.	$1,845,272
	TOTAL MASTER LIMITED PARTNERSHIPS (Cost $1,526,434)	$1,845,272
CONVERTIBLE BONDS - 1.7%
Health Care Technology - 0.9%
	HCI Group, Inc.
990,000	3.875%, 03/15/2019	$988,409
Mortgage REITs - 0.8%
	Colony Capital, Inc.
925,000	3.875%, 01/15/2021	877,825
	TOTAL CONVERTIBLE BONDS (Cost $1,893,160)	$1,866,234
	TOTAL INVESTMENTS - 95.5% (Cost $94,259,384)	$103,289,419
	Other Assets and Liabilities, Net - 4.5%	4,818,482
	TOTAL NET ASSETS - 100.0%	$108,107,901

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Non-income producing security.

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
12

Hilton Tactical Income Fund

Schedule of Investments

August 31, 2018

ADR - American Depositary Receipt

REIT - Real Estate Investment Trust

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor's Financial Services LLP ("S&P"). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
13

Statement of Assets and Liabilities

August 31, 2018

Hilton Tactical Income Fund
Assets:
Investments, at fair value (Note 2)	$103,289,419
Cash	4,910,924
Dividends, interest and reclaims receivable	332,203
Prepaid expenses and other assets	31,372
Total Assets	108,563,918
Liabilities:
Fund shares redeemed	341,126
Due from investment adviser, net	40,761
Accrued distribution expenses	1,325
Accrued expenses and other liabilities	72,805
Total Liabilities	456,017
Net Assets	$108,107,901
Net Assets Consist of:
Capital stock	$99,546,844
Accumulated net investment loss	(674,689)
Undistributed net realized gain	205,673
Net unrealized appreciation (depreciation) on:
Investments	9,030,035
Foreign receivables	38
Net Assets	$108,107,901
Cost of Investments	$94,259,384
Calculation of Net Asset Value Per Share:
Institutional Class Shares:
Net assets	$99,807,432
Shares outstanding (unlimited shares of beneficial interest authorized, par value)	5,888,113
Net asset value, redemption price and offering price per share	$16.95
Investor Class Shares:
Net assets	$8,300,469
Shares outstanding (unlimited shares of beneficial interest authorized, par value)	490,397
Net asset value, redemption price and offering price per share	$16.93

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
14

Statement of Operations

For the Year Ended August 31, 2018

Hilton Tactical Income Fund
Investment Income:
Dividend income (net of withholding tax of $2,434)	$3,256,473
Interest income	607,854
Total investment income	3,864,327
Expenses:
Investment advisory fees (Note 4)	951,852
Accounting fees	143,260
Professional fees	77,446
State registration fees	46,525
Reports to shareholders	27,164
Management service fees (Note 4)	26,443
Distribution expenses – Class C Shares (Note 4)	18,840
Trustees' fees	17,758
Administration fees	17,229
Distribution expenses – Class A Shares (Note 4)	10,728
Insurance fees	7,958
Distribution expenses – Investor Class Shares (Note 4)	3,366
Other	14,110
Total expenses	1,362,679
Less: Reimbursement of expenses from Adviser (Note 4)	(269,123)
Net expenses	1,093,556
Net investment income	2,770,771
Realized and unrealized gain on investments:
Net realized gain on:
Investments	2,488,563
Foreign currency	220
2,488,783
Capital gain distributions from regulated investment companies	111,957
Change in net unrealized appreciation (depreciation) on:
Investments	2,367,858
Foreign receivables	(54)
2,367,804
Net realized and unrealized gain on investments	4,968,544
Net increase in net assets resulting from operations	$7,739,315

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
15

Statement of Changes in Net Assets

	Hilton Tactical Income Fund
	Year Ended August 31, 2018	Year Ended August 31, 2017
Increase (decrease) in net assets from:
Operations:
Net investment income	$2,770,771	$2,508,474
Net realized gain on investments and foreign receivables	2,488,783	217,623
Capital gain distributions from regulated investment companies	111,957	18,436
Change in net unrealized appreciation on investments and foreign receivables	2,367,804	2,745,375
Net increase in net assets resulting from operations	7,739,315	5,489,908
Distributions to shareholders:
Net investment income:
Institutional Class Shares	(2,973,683)	(2,481,574)
Investor Class Shares[1]	(18,241)	—
Class A Shares[2]	(131,821)	(105,809)
Class C Shares[2]	(43,619)	(51,889)
Return of capital
Institutional Class Shares	—	(137,897)
Investor Class Shares[1]	—	—
Class A Shares[2]	—	(5,868)
Class C Shares[2]	—	(2,934)
Total distributions to shareholders	(3,167,364)	(2,785,971)
Capital share transactions:
Total increase (decrease) in net assets from net change in capital share transactions(a)	(2,272,315)	39,027,136
Total increase in net assets	2,299,636	41,731,073
Net assets:
Beginning of year	105,808,265	64,077,192
End of year	$108,107,901	$105,808,265
Undistributed net investment loss, end of year	$(674,689)	$(577,506)

(a)  Summary of capital share transactions is as follows:

	Hilton Tactical Income Fund
	Year Ended August 31, 2018		Year Ended August 31, 2017
	Shares	Value	Shares	Value
Shares sold
Institutional Class Shares	1,671,906	$27,909,321	3,338,114	$53,405,852
Investor Class Shares[1]	49,072	819,386	—	—
Class A Shares[2]	85,321	1,414,737	228,158	3,623,927
Class C Shares[2]	9,466	157,099	32,259	516,096
Shares issued in reinvestment of distributions
Institutional Class Shares	160,792	2,662,521	135,031	2,161,074
Investor Class Shares[1]	947	15,808	—	—
Class A Shares[2]	7,102	117,388	6,081	97,470
Class C Shares[2]	1,959	32,361	2,482	39,483
Shares redeemed
Institutional Class Shares	(2,013,872)	(33,445,528)	(1,199,513)	(19,402,868)
Investor Class Shares[1]	(17,293)	(289,283)	—	—
Class A Shares[2]	(74,075)	(1,232,710)	(38,387)	(615,383)
Class C Shares[2]	(26,298)	(433,415)	(50,165)	(798,515)
Shares converted[3]
Investor Class Shares	129,675	2,140,939	—	—
Class C Shares	(129,754)	(2,140,939)	—	—
Shares redesignated[3]
Investor Class Shares	327,996	5,415,208	—	—
Class A Shares	(327,996)	(5,415,208)	—	—
Net increase (decrease)	(145,052)	$(2,272,315)	2,454,060	$39,027,136

1  For the period from June 30, 2018 to August 31, 2018.

2  For the period from September 1, 2017 to June 29, 2018.

3  See Note 1 in the Notes to the Financial Statements.

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
16

Financial Highlights

August 31, 2018

														RATIOS TO AVERAGE NET ASSETS[3]
	Net Asset Value, Beginning of Year/ Period	Net Investment Income[1]	Net Realized and Unrealized Gain (Loss) on Investments	Net Increase (Decrease) in Net Asset Value Resulting from Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Return of Capital Distribution	Total Distributions	Redemption Fees Paid to Fund		Net Asset Value, End of Year/ Period	Total Return[2]	Net Assets, End of Year/ Period (,000)	Total Expenses	Net Expenses[4]	Net Investment Income (Loss) After Expense Reimbursement	Portfolio Turnover Rate[5]
Hilton Tactical Income Fund
Institutional Class Shares
Year ended August 31, 2018	$16.22	$0.44	$0.79	$1.23	$(0.50)	$—	$—	$(0.50)	$	—[6]	$16.95	7.73%	$99,807	1.26%	1.00%	2.65%	64%
Year ended August 31, 2017	15.75	0.46	0.53	0.99	(0.49)	—	(0.03)	(0.52)		—[6]	16.22	6.39%	98,451	1.05%	1.05%	2.85%	61%
Year ended August 31, 2016	15.02	0.41	0.99	1.40	(0.46)	—	(0.21)	(0.67)		—[6]	15.75	9.60%	59,771	1.05%	1.05%	2.70%	84%
Year ended August 31, 2015	16.49	0.52	(1.21)	(0.69)	(0.50)	(0.13)	(0.15)	(0.78)		—[6]	15.02	(4.25)%	55,752	1.17%	1.09%	3.29%	35%[7]
September 16, 2013[8] to August 31, 2014	15.00	0.37	1.50	1.87	(0.35)	(0.03)	—	(0.38)		—[6]	16.49	12.61%	34,483	2.52%	1.25%	2.63%	58%
Investor Class Shares
June 30, 2018[9,10] to August 31, 2018	16.51	0.05	0.41	0.46	(0.04)	—	—	(0.04)		—	16.93	2.78%	8,300	1.58%	1.23%	1.84%	64%
September 1, 2014 to May 31, 2015[11]	16.47	0.40	(0.62)	(0.22)	(0.35)	(0.13)	(0.09)	(0.57)		—	15.68	(1.26)%	3,075	1.46%	1.37%	3.40%	35%[7]
September 16, 2013[8] to August 31, 2014	15.00	0.32	1.50	1.82	(0.32)	(0.03)	—	(0.35)		—	16.47	12.26%	1,223	2.72%	1.60%	2.27%	58%
Class A Shares
September 1, 2017 to June 29, 2018[9]	16.20	0.35	0.39	0.74	(0.43)	—	—	(0.43)		—	16.51	4.57%	5,415	1.49%	1.26%	2.53%	64%
Year ended August 31, 2017	15.73	0.42	0.53	0.95	(0.45)	—	(0.03)	(0.48)		—[6]	16.20	6.14%	5,016	1.30%	1.30%	2.60%	61%
Year ended August 31, 2016	15.00	0.37	0.99	1.36	(0.43)	—	(0.20)	(0.63)		—	15.73	9.32%	1,790	1.30%	1.30%	2.45%	84%
June 1, 2015[11] to August 31, 2015	15.68	0.10	(0.62)	(0.52)	(0.10)	—	(0.06)	(0.16)		—	15.00	(3.31)%	3,521	1.30%	1.30%	2.47%	35%[7]
Class C Shares
September 1, 2017 to June 29, 2018[10]	16.19	0.24	0.39	0.63	(0.32)	—	—	(0.32)		—	16.50	3.90%	2,141	2.24%	2.01%	1.77%	64%
Year ended August 31, 2017	15.72	0.30	0.54	0.84	(0.35)	—	(0.02)	(0.37)		—	16.19	5.38%	2,341	2.05%	2.05%	1.86%	61%
Year ended August 31, 2016	14.99	0.25	0.99	1.24	(0.35)	—	(0.16)	(0.51)		—	15.72	8.50%	2,516	2.05%	2.05%	1.66%	84%
June 2, 2015[8] to August 31, 2015	15.62	0.08	(0.62)	(0.54)	(0.05)	—	(0.04)	(0.09)		—	14.99	(3.46)%	1,210	2.05%	2.05%	2.17%	35%[7]

1  Net investment income per share represents net investment income divided by the daily average shares of beneficial interest outstanding throughout each year/period.

2  All returns reflect reinvested dividends, if any, but do not reflect the impact of taxes. Total return for a period of less than one year is not annualized.

3  For periods of less than one year, these ratios are annualized.

4  Net expenses include effects of any reimbursement or recoupment.

5  Portfolio turnover is not annualized and is calculated without regard to short-term securities having a maturity of less than one year. Investments in options, swaps, forward contracts and repurchase agreements are deemed short-term securities.

6  Amount is less than $0.005.

7  Portfolio turnover excludes the purchase and sales of the Hilton Yield Plus Fund prior to the reorganization on December 5, 2014. If these transactions were included, portfolio turnover would have been higher.

8  Commencement of operations.

9  Class A shares were redesignated as Investor Class Shares on June 30, 2018.

10  Class C Shares were converted to Investor Class Shares on June 30, 2018.

11  The Investor Class Shares were converted to Class A shares on June 1, 2015.

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
17

Direxion Funds

Notes to the Financial Statements

August 31, 2018

1.  ORGANIZATION

Direxion Funds (the "Trust") was organized as a Massachusetts Business Trust on June 6, 1997, and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company issuing its shares in series, each series representing a distinct portfolio with its own investment objective and policies. The Trust currently has 16 series, of which one is included in this report: the Hilton Tactical Income Fund (formerly Direxion Hilton Tactical Income Fund) (the "Fund"). The Fund is a diversified series of the Trust pursuant to the 1940 Act. The Fund was formerly known as the Hilton Yield Plus Fund (the "Predecessor Fund") and was formerly a series of the Managed Portfolio Series Trust, which commenced operations on September 16, 2013. On December 5, 2014, substantially all of the assets of the Predecessor Fund, were transferred to the Fund in a tax-free reorganization, which was approved by shareholders of the Predecessor Fund (the "Reorganization"). Hilton Capital Management, LLC ("Hilton") previously served as the investment adviser to the Predecessor Fund. After the Reorganization, Rafferty Asset Management, LLC serves as the Fund's investment adviser (the "Adviser") and Hilton serves as the Fund's subadviser ("Subadviser"). On June 30, 2018, the Fund redesignated all of the Fund's outstanding Class A shares as Investor Class shares and converted all of the Fund's outstanding Class C shares to Investor Class shares. This conversion and redesignation were tax-free events for shareholders. As a result after this conversion and redesignation, the Fund currently offers Investor Class and Institutional Class shares. Institutional Class shares are made available through investment advisers, banks, trust companies or authorized representatives without a sales charge.

The Fund primarily seeks income with a secondary investment objective of capital appreciation consistent with the preservation of capital. The Fund pursues its investment objective by utilizing an investment strategy that employs a disciplined approach to balancing fixed income investments with historically higher income producing equity securities, with a focus on minimizing absolute risk and volatility. The Subadviser attempts to mitigate portfolio risk and volatility by creating a diversified portfolio of income producing securities that also offer the potential for capital appreciation. These securities may include common and preferred stocks of any capitalization, master limited partnerships ("MLPs"), real estate investment trusts ("REITS"), and a variety of debt instruments of any maturity, including corporate bonds, exchange-traded notes, municipal bonds, and securities issued, backed or otherwise guaranteed by the U.S. Government or its agencies.

The Trust has evaluated the structure, objective and activities of the Fund and determined that it meets the characteristics of an investment company. As such, these financial statements have applied the guidance as set forth in the Accounting Standards Codifications ("ASC") 946, Financial Services Investment Companies.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with U.S. generally accepted accounting principles ("GAAP").

a) Investment Valuation – The Net Asset Value ("NAV") of the Fund is determined daily, Monday through Friday, as of the close of regular trading on the New York Stock Exchange ("NYSE"), each day the NYSE is open for business. The value of all portfolio securities and other assets held by the Fund will be determined as of the time the Fund calculates its NAV, 4:00 p.m. Eastern Time ("Valuation Time"). Equity securities, including common stocks, preferred stocks, exchange-traded funds, closed-end funds, MLPs and REITs and over-the-counter securities are valued at their last sales price or, if not available, at the average of the last bid and ask prices. Securities primarily traded on the NASDAQ National Market are valued using the NASDAQ Official Closing Price. Investments in open-end mutual funds, including money market funds, are valued at their respective quoted NAV on the valuation date. Asset-backed securities, convertible bonds and corporate bonds are valued using the mean between the closing bid and ask price furnished by an independent pricing service. Securities for which reliable market quotations are not readily available, the Fund's pricing service does not provide a valuation for such securities, the Fund's pricing service provides valuation that in the judgment of the Adviser does not represent fair value, or the Fund or Adviser believes the market price is stale, are fair valued as determined by the Adviser under the supervision of the Board of Trustees. Additionally, the Adviser will monitor developments in the marketplace for significant events that may affect the value of those securities whose closing prices were established before the Valuation Time.

DIREXION ANNUAL REPORT
18

b) Investment Transactions – Investment transactions are recorded on trade date. The Fund determines the gain or loss realized from investment transactions by comparing the identified cost, which is the same basis used for federal income tax purposes, with the net sales proceeds.

c) Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, necessary to qualify as a regulated investment company and to make the requisite distributions of income and capital gains to its shareholders sufficient to relieve it from all or substantially all Federal income taxes and excise taxes. No provision for Federal income taxes has been made.

d) Income and Expenses – Dividend income is recorded on the ex-dividend date. Interest income, including amortization of premium and discount, and dividends received from money market funds, is recognized on an accrual basis. Discounts and premiums on securities purchased are amortized over the expected life of the respective securities. Distributions received from investments in MLPs generally are comprised of ordinary income, capital gains and return of capital from the MLPs. For financial statement purposes, the Fund uses return of capital and income estimates to allocate the dividend income received. Such estimates are based on historical information available from each MLP. These estimates may subsequently be revised based on information received from the MLPs after their respective tax reporting periods are concluded, as the actual character of these distributions is not known until after the fiscal year end. The Fund estimates the allocation of investment income and return of capital for the distributions received from MLPs within the Statement of Operations. For the year ended August 31, 2018, the Fund has estimated approximately 100% of the distributions from MLPs to be return of capital. Expenses are computed based on the Fund's respective average daily net assets. Other than class specific expenses, income and expenses are allocated to each class of shares based upon relative net assets. For an additional discussion on expenses, refer to Note 4.

e) Foreign Currency – Certain assets, such as receivables for foreign dividends and foreign tax reclaims, denominated in foreign currencies are translated into U.S. Dollar amounts at the date of valuation. Foreign dividend income denominated in foreign currencies is translated into U.S. Dollar amounts on the respective dates of such transactions. Realized gains or losses on foreign currency exchange are presented on the Statement of Operations as realized gain or loss on foreign currency and arise from the difference between the amounts of foreign dividends recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received. Net unrealized foreign currency exchange gains and losses are presented on the Statement of Operations as unrealized appreciation or deprecation on foreign receivables and arise from changes in the value of foreign tax reclaim receivables resulting from changes in the exchange rate.

f) Risks of Investing in Foreign Securities – Investment in foreign securities involve greater risk than investing in domestic securities. As a result, a Fund's returns and net asset values may be affected to a large degree by fluctuations in currency exchange rates, political, diplomatic or economic conditions and regulatory requirements in other countries. The laws and accounting, auditing, and financial reporting standards in foreign countries may require less disclosure than required in the U.S., and there may be less public information available about foreign companies. Investments in foreign emerging markets present a greater risk than investing in foreign issuers in general. The risk of political or social upheaval is greater in emerging markets. In addition, there may be risks of an economy's dependence on revenues from particular commodities, currency transfer restrictions, a limited number of buyers for such securities and delays and disruptions in securities settlement procedures.

g) Distributions to Shareholders – The Fund will make distributions of net investment income, if any, monthly. The Fund will also distribute net realized capital gains, if any, annually. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Distributions to shareholders are recorded on the ex-dividend date.

The tax character of distributions during the years ended August 31, 2018 and August 31, 2017, were as follows:

	Hilton Tactical Income Fund
	Year Ended August 31, 2018	Year Ended August 31, 2017
Distributions paid from:
Ordinary Income	$2,940,494	$2,639,272
Long-Term Capital Gains	226,870	—
Return of Capital	—	146,699
Total Distributions paid	$3,167,364	$2,785,971

DIREXION ANNUAL REPORT
19

The Fund is designating as long-term capital gain dividends, pursuant to Internal Revenue Code 852(b)(3), the amount necessary to reduce the earnings and profits of the Fund related to net capital gain to zero for the tax year ended August 31, 2018. To the extent necessary to fully distribute such capital gains, the Fund is also designating earnings and profits distributed to shareholders on the redemption of shares.

As of August 31, 2018, the components of accumulated earnings/losses of the Fund on a tax basis were as follows:

Direxion Hilton Tactical Income Fund
Tax cost of investments	$94,676,221
Gross unrealized appreciation	10,711,223
Gross unrealized depreciation	(2,097,987)
Net unrealized appreciation/(depreciation)	$8,613,236
Undistributed ordinary income	—
Undistributed long-term capital gain	—
Total distributable earnings	—
Other accumulated gain/(loss)	(52,179)
Total accumulated earnings/(losses)	$8,561,057

The difference between book cost of investments and tax cost of investments is attributable primarily to publicly traded partnership adjustments and the tax deferral of losses on wash sales.

On the Statement of Assets and Liabilities, the following adjustments were made for permanent tax differences between accounting for net investment income and realized gain and losses under GAAP and tax reporting:

Net Investment Income/(Loss)	Realized Gain (Loss)	Capital Stock
$299,410	$(254,370)	$(45,040)

Net investment income and realized gains and losses for federal income tax purposes may differ from that reported on the financial statements because of permanent book-to-tax differences. GAAP requires that permanent differences in net investment income and realized gains and losses due to differences between financial reporting and tax reporting be reclassified between various components of net assets. The permanent differences primarily relate to distribution reclasses and publicly traded partnership adjustments.

In order to meet certain excise tax distribution requirements, the Fund is required to measure and distribute annually net capital gains realized during a twelve-month period ending October 31 and net investment income earned during a twelve month period ending December 31. In connection with this, the Fund is permitted for tax purposes to defer into its next fiscal year qualified late year losses. Qualified late year capital losses are any net capital losses incurred between November 1 and the end of its fiscal year, August 31, 2018. Qualified late year ordinary losses are generally losses incurred between January 1 and the end of its fiscal year, August 31, 2018. For the year ended August 31, 2018, the Fund deferred short term capital losses of $52,179.

Under the Regulated Investment Company Modernization Act of 2010, net capital losses recognized for tax years beginning after December 22, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term. As of August 31, 2018, the Fund had no short-term or long-term capital loss carryforwards.

The Fund follows authoritative financial reporting rules regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. The Fund has reviewed all open tax years and concluded that there is no effect to the Fund's financial positions or results of operations and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax position taken or expected to be taken on a tax return. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During this period, the Fund did not incur any interest or penalties. Open tax years are those years that are open for examination by the relevant income taxing authority. As of August 31, 2018, open Federal and state income tax years include the tax years ended

DIREXION ANNUAL REPORT
20

August 31, 2015 through August 31, 2018. The Fund has no examination in progress. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax expense will significantly change in the next twelve months.

h) Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3.  INVESTMENT TRANSACTIONS

During the year ended August 31, 2018, the aggregate purchases and sales of investments (excluding short-term investments) in the Fund were $62,589,331 and $64,533,411, respectively. There were no investments in long-term U.S. Government securities during the year ended August 31, 2018.

4.  INVESTMENT ADVISORY FEE AND OTHER AGREEMENTS

Investment Advisory Agreement: The Fund has entered into an investment advisory agreement with the Adviser. The Adviser earns a fee, computed daily and payable monthly, applied to the Fund's average daily net assets at an annual rate of 0.90%.

In addition, the Adviser has entered into a sub-advisory agreement with Hilton, whereby the Subadviser will provide investment management and asset allocation advice to the Fund. The Adviser pays, out of the management fees it receives from the Fund, a fee for these sub-advisory services.

Management Services Agreement: The Fund has entered into a Management Services Agreement with the Adviser. Under the Management Services Agreement, the Fund pays the Adviser a management service fees of 0.026% on the first $10,000,000 of the Fund's daily net assets and 0.024% on assets in excess of $10,000,000.

Operating Expense Limitation Agreement: The Fund is responsible for its own operating expenses. Under the Operating Expense Limitation Agreement, effective December 29, 2017 the Adviser has contractually agreed to cap all or a portion of the expenses for each Share Class based on an annual rate of 1.23% for Investor Class shares and 0.98% for Institutional Class Shares applied to the Fund's average daily net assets. Prior to December 29, 2017 these annual rates were 1.30% for Investor Class shares and 1.05% for Institutional Class shares, respectively.

Any expense cap is subject to reimbursement by the Fund within the following three years only if overall expenses fall below the lesser of this percentage limitation and any percentage limitation in place at the time. This agreement may be terminated or revised at any time with the consent of the Board of Trustees.

The table below presents amounts that the Adviser recouped, waived and the amounts available for potential recoupments by the Adviser.

Funds	Expenses Recouped	Expenses Reimbursed	Potential Recoupment Amounts Expiring: August 31, 2021
Hilton Tactical Income Fund	$—	$269,123	$269,123

The net amount payable arising from the Investment Advisory Agreement, Management Services Agreement and waiver of any expenses as of August 31, 2018 is presented on the Statement of Assets and Liabilities as Due from investment adviser, net.

Distribution Expenses: Shares of the Fund are subject to an annual 12b-1 fee of up to 1.00% of the Fund's average daily net assets. The Investor Class shares of the Fund currently pays 0.25% of its average daily net assets. The Institutional Class shares of the Fund do not pay a 12b-1 fee. Prior to conversion and reorganization, the Class A shares and Class C shares of the Fund paid a 12b-1 fee of 0.25% and 1.00%, respectively. The Fund does not charge a shareholder service fee.

DIREXION ANNUAL REPORT
21

Rafferty Capital Markets, LLC (the "Distributor") serves as principal underwriter of the Fund and acts as the Fund's distributor in a continuous public offering of the Fund's shares. The Distributor is an affiliate of the Adviser.

5.  VALUATION MEASUREMENTS

The Fund follows authoritative fair valuation accounting standards, which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels listed below:

Level 1 – Quoted prices in active markets for identical securities

Level 2 – Evaluated price based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – Significant unobservable inputs including the Fund's own assumptions about the assumptions in determining fair value of investments

To the extent that equity securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. If the market for a particular security is not active, and the mean price is used, these securities are categorized in Level 2 of the fair value hierarchy. Asset-backed securities, convertible bonds and corporate bonds are generally categorized in Level 2 of the fair value hierarchy. Investments in other mutual funds are categorized as Level 1 in the hierarchy.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those financial instruments.

The following is a summary of the inputs used to value the Fund's securities as of August 31, 2018:

	Level 1	Level 2	Level 3	Total
Common Stocks	$43,502,321	$—	$—	$43,502,321
Preferred Stocks	22,443,896	4,888,919	—	27,332,815
Closed-End Funds	10,796,533	—	—	10,796,533
Corporate Bonds	—	9,523,196	—	9,523,196
U.S. Government Obligations	—	8,423,048	—	8,423,048
Master Limited Partnerships	1,845,272	—	—	1,845,272
Convertible Bonds	—	1,866,234	—	1,866,234

For further detail on each asset class, see Schedule of Investments.

The Fund follows authoritative accounting standards, which require additional disclosure regarding fair value measurements. Specifically, these standards require reporting entities to disclose a) the input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements, for Level 2 or Level 3 positions, b) transfers between all levels (including Level 1 and Level 2) on a gross basis (i.e. transfers out must be disclosed separately from transfers in) as well as the reasons(s) for the transfers, and c) purchases and sales on a gross basis in the Level 3 rollforward rather than as one net number. Additionally, reporting entities are required to disclose quantitative information about unobservable inputs used in the fair value measurements categorized within Level 3 of the fair value hierarchy.

There were no transfers between Level 1 and Level 2 securities. There were no Level 3 securities held by the Fund during the year ended August 31, 2018. It is the Fund's policy to recognize transfers into Level 3 at the value as of the beginning of the period, if applicable.

DIREXION ANNUAL REPORT
22

6.  SUBSEQUENT EVENTS

The Fund paid an income distribution to the Investor Class in the amount of $0.0387 per share, and to the Institutional Class in the amount of $0.042 per share, with a record date of August 31, 2018 and ex-date and payable date of September 4, 2018.

The Fund paid an income distribution to the Investor Class in the amount of $0.0387 per share, and to the Institutional Class in the amount of $0.042 per share, with a record date of September 28, 2018 and ex-date and payable date of October 1, 2018.

Management has performed an evaluation of subsequent events through the date the financial statements were issued and has determined that no items require recognition or disclosure.

DIREXION ANNUAL REPORT
23

Direxion Funds

Report of Independent Registered Public Accounting Firm

August 31, 2018

To the Shareholders and the Board of Trustees of Hilton Tactical Income Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Hilton Tactical Income Fund (formerly Direxion Hilton Tactical Income Fund (the "Fund")) (one of the funds constituting Direxion Funds ("the Trust")), including the schedule of investments, as of August 31, 2018, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the four years in the period then ended and the period from September 16, 2013 (commencement of operations) through August 31, 2014 and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the funds constituting Direxion Funds) at August 31, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the four years in the period then ended and the period from September 16, 2013 (commencement of operations) through August 31, 2014, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2018, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the Direxion investment companies since 2001.

Minneapolis, Minnesota
October 30, 2018

DIREXION ANNUAL REPORT
24

Direxion Funds

Supplemental Information (Unaudited)

For the year ended August 31, 2018, certain dividends paid by the Funds may be subject to a maximum rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The amount of dividends declared from ordinary income designated as qualified income was 64.49% for the Fund.

For corporate shareholders, the amount of ordinary income distributions qualifying for the corporate dividends received deduction for the year ended August 31, 2018 was 55.28% for the Fund.

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C) was 0.00% for the Fund.

Householding

In an effort to decrease costs, the Funds intend to reduce the number of duplicate prospectuses, Annual and Semi-Annual Reports, proxy statements and other similar documents you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders we reasonably believe are from the same family or household. Householding begins once you have signed your account application. After such time, if you would like to discontinue householding for your accounts, please call toll-free at (800) 851-0511 to request individual copies of these documents. Once the Funds receive notice to stop householding, we will begin sending individual copies thirty days after receiving your request. This policy does not apply to account statements.

DIREXION ANNUAL REPORT
25

Direxion Funds

Investment Advisory and Subadvisory Agreement Approvals (Unaudited)

August 31, 2018

Consistent with the Investment Company Act of 1940, as amended (the "1940 Act"), the Board of Trustees (the "Board") of the Direxion Funds (the "Trust") annually considers the renewal of the Investment Advisory Agreement (the "Advisory Agreement") between Rafferty Asset Management, LLC (the "Advisor") and the Trust and the Subadvisory Agreement (the "Subadvisory Agreement," and collectively, the "Agreements") between the Advisor and Hilton Capital Management, LLC (the "Subadvisor") on behalf of the Hilton Tactical Income Fund (the "Fund"), a series of the Trust.

At an in-person meeting held on August 22, 2018, following such consideration, the Board, including the trustees who are not "interested persons" as defined in the 1940 Act (the "Independent Trustees"), unanimously approved the renewal of the Advisory Agreement between the Trust and the Advisor and the Subadvisory Agreement between the Advisor and the Subadvisor, on behalf of the Fund. The Independent Trustees had previously considered information pertaining to the renewal of the Agreements outside the presence of the Advisor's representatives and Fund management in an executive session held on August 8, 2018. The Board, including the Independent Trustees, determined that the terms of the Agreements for the Fund were fair and reasonable and in the best interests of shareholders.

In considering whether to renew the Agreements, the Board requested, and the Advisor and Subadvisor provided, information that the Board, Advisor, and Subadvisor believed to be reasonably necessary to evaluate the Agreements. Among other information, the Board obtained and reviewed the following:

•  Detailed information regarding the advisory services provided by the Advisor and Subadvisor for the Fund;

•  The Advisor's and Subadvisor's Form ADV;

•  Biographies of employees primarily responsible for providing investment advisory services;

•  Information regarding each component of the contractual fee rates for the prior fiscal year;

•  Information regarding advisory fees earned and waivers made by the Advisor in connection with providing services to the Fund;

•  Information regarding fees paid to the Advisor under, and an evaluation of, the Management Services Agreement;

•  Performance information for prior periods;

•  Comparative industry fee and performance data;

•  Information regarding the financial condition of the Advisor and Subadvisor; and

•  Information regarding how the Advisor monitors the Fund's compliance with regulatory requirements and Trust procedures.

The Board considered that they had also received information relevant to their consideration since the Fund's inception and, most recently, throughout the past year at regular Board meetings in connection with their oversight of the Fund, including information bearing on the Fund's service provider arrangements and performance results. In addition, the Board received a memorandum from counsel regarding the responsibilities of the Board with respect to the approval of the Agreements and participated in a question and answer session with representatives of the Advisor. The Board carefully evaluated the relevant information and the Independent Trustees were advised by legal counsel with respect to their deliberations.

The Board did not identify any particular information that was most relevant to its consideration to approve the Agreements and each Trustee may have afforded different weight to the various factors. The Board considered, among others, the following factors to the extent applicable: (1) the nature, extent, and quality of the services provided; (2) the investment performance of the Fund; (3) the profitability of the advisory business to the Advisor, and the profitability of the advisory business to the Subadvisor; (4) the extent to which economies of scale might be realized as the Fund grows; (5) whether fee levels reflect these economies of scale, if any, for the benefit of Fund shareholders; (6) comparisons of services and fees with contracts entered into by the Advisor and by the Subadvisor, with other clients (such as other institutional investors), if any; and (7) other benefits derived or anticipated to be derived and identified by the Advisor or Subadvisor from its relationship with the Fund.

Nature, Extent and Quality of Services Provided. The Board reviewed, among other things, the Advisor's and the Subadvisor's business, assets under management, financial resources and capitalization, quality and quantity of personnel, experience, the variety and complexity of their investment strategies, brokerage practices, and the adequacy of their

DIREXION ANNUAL REPORT
26

Direxion Funds

Investment Advisory and Subadvisory Agreement Approvals (Unaudited)

August 31, 2018

compliance systems and process. The Board reviewed the scope of services to be provided by the Advisor and Subadvisor under the Agreements and noted there would be no significant differences between the scope of services provided by the Advisor and the Subadvisor in the past year and those to be provided in the upcoming year. The Board also considered the Advisor's representations that it would continue to provide investment and related services that are of materially the same quality as the services that have been provided to the Fund in the past, and whether those services remain appropriate in scope and extent in light of the Fund's operations, the competitive landscape of the investment company business and investor needs. The Board focused on the quality of the Advisor's and Subadvisor's personnel and operations and the systems and processes required to manage the Fund effectively, and noted that these systems and processes may not be present at other investment advisers. In particular, the Board considered: (1) the Advisor's and Subadvisor's success in achieving the Fund's investment objective; (2) the size and experience of the Advisor's and Subadvisor's portfolio management staff; and (3) the portfolio management staff's credentials and expertise specific to the Fund's investment objective and strategies and the Subadvisor's ability to recruit, train and retain personnel with the relevant experience to manage the Fund. The Board considered that the Advisor oversees all aspects of the operation of the Fund, including oversight of the Fund's service providers and Subadvisor, and provides compliance services to the Fund.

In considering the nature, extent and quality of the services to be provided under the Subadvisory Agreement by the Subadvisor, the Board noted that such services will include, but are not limited to, the following: (1) investing the Fund's assets consistent with the Fund's investment objective and policies; (2) determining the portfolio securities to be purchased, sold or otherwise disposed of and the timing of such transactions; (3) maintaining the required books and records for transactions affected by Subadvisor on behalf of the Fund; and (4) selecting broker-dealers to execute orders on behalf of the Fund. The Board also considered the Subadvisor's affiliation with the Advisor.

The Board considered that the Advisor oversees the operation of the Fund, including oversight of the Subadvisor and the Fund's other service providers, and provides compliance services to the Fund. With regard to compliance services in particular, the Board noted that it annually reviews each of the Advisor's and Subadvisor's compliance program as it pertains to the Fund. In addition, the Board noted that the Advisor conducts reviews of the Fund's holdings and other operations.

Based on the Board's deliberations at the meeting, the Board, including the Independent Trustees, unanimously concluded that the nature, extent and quality of services provided by the Advisor and Subadvisor under the Agreements could benefit shareholders.

Comparison of Advisory Services and Fees. The Board considered the fairness and reasonableness of the investment advisory fee rate payable to the Advisor by the Fund and the subadvisory fee rate payable to the Subadvisor by the Advisor in light of the investment advisory services provided by both the Advisor and the Subadvisor. The Board reviewed information prepared the Advisor, using data provided by Morningstar, Inc. to compare the Fund's actual advisory fees, past operating service fees and future management service fees and expense limitation levels,, and gross and net total expenses with those of other funds with common key characteristics, such as asset size, investment objective or industry focus ("Peer Group"). The Board noted that to establish the Peer Group, the Advisor used the same methodology as in 2016 and 2017 and that this methodology was reviewed and recommended by an independent consultant retained by the Board in 2015to review and advise it on Peer Group construction.

The comparison reports provided to the Board included the advisory fee and net and gross total expense ratios, less any Rule 12b-1 fees and shareholder services fees for the Fund and each Peer Group fund. The Board considered that the Advisor had agreed to limit the total expenses of the Fund (subject to certain exclusions) for the next fiscal year by contractually agreeing to pay certain expenses of the Fund under a new Operating Expense Limitation Agreement. The Board noted that the Fund's Advisory fee rate and the net expense ratio less Rule 12b-1 fees was less than the Peer Group median and average for the same categories.

Based on its review, the Board determined that the proposed advisory fee rate under the Agreements was reasonable in light of all factors considered.

DIREXION ANNUAL REPORT
27

Direxion Funds

Investment Advisory and Subadvisory Agreement Approvals (Unaudited)

August 31, 2018

Performance of the Fund. The Board considered the performance information for the Fund and compared it to the returns of funds included in a peer summary and focused on the year-to-date and one-year performance of the Fund and the Peer Group. The Board utilized performance reports provided to the Board in anticipation of the meeting, as well as performance reports provided at regular Board meetings throughout the year. The Board evaluated the performance of the Fund relative to: (1) returns of its benchmark index for the year-to-date, one-year and three-year periods ended June 30, 2018; and (2) returns of the Peer Group for the year-to-date, one-year and three-year periods ended June 30, 2018. The Board noted the Fund's Institutional shares underperformed the Peer Group median and average return for the one-year period ended June 30, 2018. The Fund's Institutional shares outperformed the Fund's benchmark for the both the year-to- date and three-year periods ended June 30, 2018. The Board noted that the same Peer Group was used to evaluate both performance and the advisory fees paid by the Fund.

Costs of Services Provided to the Fund and Profits Realized by the Advisor. The Board reviewed information about the profitability of the Advisor and Subadvisor based on the fee rates payable under the Agreements. This included a review of information regarding the direct revenue received by the Advisor and Subadvisor and ancillary revenue, if any, received by the Advisor, Subadvisor and/or their affiliates in connection with the services provided to the Fund by the Advisor and Subadvisor. The Board considered information regarding the Advisor's and Subadvisor's profit margin as reflected in profitability analyses, as well as information provided by the Advisor concerning the methodology used to allocate various expenses. The Board also considered the significant drivers of cost for the Advisor including, but not limited to, intellectual capital, regulatory compliance, and entrepreneurial risk and considered the costs that investors would likely incur if they independently sought to achieve the investment objective of the Fund. The Advisor also provided the Board a report on other investment advisors' profitability, which was compiled using publicly available information. However, the Board recognized that it is difficult to compare profitability among investment advisory contracts because the most useful comparative information generally is not publicly available. To the extent such information is available, it is affected by numerous factors, including the nature of a fund's shareholder base, the structure of the particular advisor, the types of funds it manages, its business mix, assumptions regarding allocations and the fact that publicly traded fund managers' operating profits and net income are typically reported net of distribution and marketing expenses.

Based on its review, the Board, including the Independent Trustees, determined that the profit to the Advisor and Subadvisor under the Agreements was not excessive in light of all factors considered.

Economies of Scale. The Board considered the absence of breakpoints in the Advisor's fee schedule and reviewed information regarding the extent to which economies of scale or other efficiencies may result from increases in the Fund's net assets. In light of the relatively small size of the Fund, the Board concluded that the Fund has not yet achieved sufficient asset levels to realize meaningful economies of scale. Based on these and other considerations, the Board determined that, in the exercise of its business judgment, breakpoints were not necessary at this time. The Board noted that it will continue to monitor fees and expenses as the Fund grows in size and assess whether fee breakpoints may be warranted.

Other Benefits. The Board considered any indirect or "fall-out" benefits that the Advisor or its affiliates may derive from their relationship to the Fund. Such benefits include the Advisor's ability to leverage its investment management personnel or infrastructure to manage other accounts. In addition, the Board considered that the Subadvisor benefits from increased recognition in the marketplace due to the co-branded Fund. In this regard, the Board noted that the Funds, had transitioned from an operating services arrangement into a management services arrangement with an operating expense limitation agreement during the fiscal year and noted the fees received by the Advisor for providing services under the management services agreement and the waivers made by the Advisor. Based on these and other considerations, the Board determined that, in the exercise of its business judgment, the benefits to the Advisor and Subadvisor were fair and reasonable.

Conclusion. Based on, but not limited to, the above considerations and determinations, the Board, including the Independent Trustees, determined that the Agreements for the Fund were fair and reasonable in light of the nature, extent and quality of the services to be performed, the fee rate to be paid, the Advisor's and Subadvisor's expenses and such other matters as the Board considered relevant in the exercise of its business judgment and that the continuation of the Agreements was in the best interests of the shareholders of the Fund. On this basis, the Board unanimously voted in favor of the continuance of the Agreements.

DIREXION ANNUAL REPORT
28

Direxion Funds

Trustees and Officers

The business affairs of the Fund are managed by or under the direction of the Board of Trustees. Information pertaining to the Trustees and Officers of the Fund is set below. The report includes additional information about the Fund's Trustees and Officers and is available without charge, upon request by calling 1-800-851-0511.

Interested Trustees

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Direxion Family of Investment Companies Overseen by Trustee(3)	Other Trusteeships/ Directorships Held by Trustee During Past Five Years
Daniel D. O'Neill(1) Age: 50	Chairman of the Board of Trustees	Lifetime of Trust until removal or resignation; Since 2014	Managing Director of Rafferty Asset Management, LLC, since 1999 and Direxion Advisors, LLC, Since November 2017.	143	None.

Independent Trustees

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Direxion Family of Investment Companies Overseen by Trustee(3)	Other Trusteeships/ Directorships Held by Trustee During Past Five Years
Gerald E. Shanley III Age: 74	Trustee	Lifetime of Trust until removal or resignation; Since 1997	Retired, Since 2002; Business Consultant, 1985 – present; Trustee of Trust Under Will of Charles S. Payson, 1987 – present; C.P.A., 1979 – present.	143	None.
John A. Weisser Age: 76	Trustee	Lifetime of Trust until removal or resignation; Since 2007	Retired, Since 1995; Salomon Brothers, Inc., 1971 – 1995, most recently as Managing Director.	143
					Director until December 2016, The MainStay Funds Trust, The MainStay Funds, MainStay VP Fund Series, Mainstay Defined Term Municipal Opportunities Fund; Private Advisors Alternative Strategy Fund; Private Advisors Alternative Strategies Master Fund.

(1)  Mr. O'Neill is affiliated with Rafferty and Direxion. Mr. O'Neill is the Managing Director of Rafferty and Direxion and owns a beneficial interest in Rafferty.

(2)  The Direxion Family of Investment Companies consists of the Direxion Shares ETF Trust which, as of the date of this report, offers for sale to the public 80 of the 121 funds registered with the SEC, the Direxion Funds which, as of the date of this report, offers for sale to the public 16 of the 22 funds registered with the SEC and the Direxion Insurance Trust which, as of the date of this report, does not have any funds registered with the SEC.

DIREXION ANNUAL REPORT
29

Direxion Funds

Trustees and Officers

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Direxion Family of Investment Companies Overseen by Trustee(3)	Other Trusteeships/ Directorships Held by Trustee During Past Five Years
David L. Driscoll Age: 49	Trustee	Lifetime of Trust until removal or resignation; Since 2014	Partner, King Associates, LLP, since 2004; Board Advisor, University Common Real Estate, since 2012; Principal, Grey Oaks LLP since 2003; Member, Kendrick LLC, since 2006.	143	None.
Jacob C. Gaffey Age: 70	Trustee	Lifetime of Trust until removal or resignation; Since 2014	Managing Director of Loomis & Co. since 2012; Partner, Bay Capital Advisors, LLC 2008 – 2012.	143	None.
Henry W. Mulholland Age: 55	Trustee	Lifetime of Trust until removal or resignation; Since 2017	Grove Hill Partners LLC, since 2016 as Managing Partner; Bank of America Merrill Lynch, 1990 – 2015, most recently as Managing Director and Head of Equities for Americas.	143	None.

(2)  The Direxion Family of Investment Companies consists of the Direxion Shares ETF Trust which, as of the date of this report, offers for sale to the public 80 of the 121 funds registered with the SEC, the Direxion Funds which, as of the date of this report, offers for sale to the public 16 of the 22 funds registered with the SEC and the Direxion Insurance Trust which, as of the date of this report, does not have any funds registered with the SEC.

DIREXION ANNUAL REPORT
30

Direxion Funds

Trustees and Officers

The officers of the Trust conduct and supervise its daily business. Unless otherwise noted, an individual's business address is 1301 Avenue of the Americas, 28th Floor, New York, New York 10019. As of the date of this report, the officers of the Trust, their ages, their business address and their principal occupations during the past five years are as follows:

Principal Officers of the Trust

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Direxion Family of Investment Companies Overseen by Trustee(2)	Other Trusteeships/ Directorships Held by Trustee During Past Five Years
Daniel D. O'Neill(1) Age: 50	Chief Executive Officer and Chief Investment Officer	One Year; Since 2006	Managing Director of Rafferty Asset Management, LLC, since 1999 and Direxion Advisors, LLC, since November 2017.	143	N/A
Robert D. Nestor Age: 49	President	One Year; Since 2018	Blackrock, Inc., since May 2007, most recently as Managing Director	N/A	N/A
Patrick J. Rudnick Age: 45	Principal Executive Officer Principal Financial Officer	One Year; Since 2018 One Year; Since 2010
			Senior Vice President and Principal Financial Officer, since March 2013, Principal Executive Officer, since June 2018, Rafferty Asset Management, LLC; Senior Vice President and Principal Financial Officer, since November 2017, Principal Executive Officer, since June 2018, Direxion Advisors, LLC.	N/A	N/A
Angela Brickl Age: 42	Chief Compliance Officer Secretary	One Year; Since 2018 One Year; Since 2011
			General Counsel, Rafferty Asset Management LLC, since October 2010 and Direxion Advisors, LLC, since November 2017; Chief Compliance Officer, Rafferty Asset Management, LLC since September 2012 and Direxion Advisors, LLC, since November 2017.	N/A	N/A

(1)  Mr. O'Neill serves as Chairman of the Board of Trustees of the Direxion Funds, Direxion Insurance Trust and Direxion Shares ETF Trust.

(2)  The Direxion Family of Investment Companies consists of the Direxion Shares ETF Trust which, as of the date of this SAI, offers for sale to the public 80 of the 121 funds registered with the SEC, the Direxion Funds which, as of the date of this SAI, offers for sale to the public 16 of the 22 funds registered with the SEC and the Direxion Insurance Trust which, as of the date of this SAI, does not have any funds registered with the SEC.

DIREXION ANNUAL REPORT
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34

PRIVACY NOTICE

At the Direxion Funds, we are committed to protecting your privacy. To open and service your Direxion accounts, we collect and maintain certain nonpublic personal information about you, such as your address, phone number, social security number, purchases, sales, account balances, bank account information and other personal financial information. We collect this information from the following sources:

•  Account applications or other forms on which you provide information,

•  Mail, e-mail, the telephone and our website, and

•  Your transactions and account inquiries with us.

We safeguard the personal information that you have entrusted to us in the following ways:

•  As a general policy, only those employees who maintain your account and respond to your requests for additional services have access to your account information.

•  We maintain physical, electronic, and procedural safeguards to insure the security of your personal information and to prevent unauthorized access to your information.

We do not disclose any nonpublic personal information about you or our former shareholders to anyone, except as permitted or required by law. In the course of conducting business and maintaining your account we may share shareholder information, as allowed by law, with our affiliated companies and with other service providers, including financial intermediaries, custodians, transfer agents and marketing consultants. Those companies are contractually bound to use that information only for the services for which we hired them. They are not permitted to use or share our shareholders' nonpublic personal information for any other purpose. There also may be times when we provide information to federal, state or local authorities as required by law.

In the event that you hold fund shares of Direxion through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

For questions about our policy, please contact us at (800) 851-0511.

This page is not a part of the Annual Report.

DIREXION ANNUAL REPORT

Investment Advisor

Rafferty Asset Management, LLC
1301 Avenue of the Americas
28th Floor
New York, NY 10019

Sub-Advisor

Hilton Capital Management, LLC
1010 Franklin Avenue
Garden City, NY 11530

Administrator, Transfer Agent, Dividend Paying
Agent & Shareholding Servicing Agent

U.S. Bancorp Fund Services, LLC
P.O. Box 1993
Milwaukee, WI 53201-1993

Custodian

U.S. Bank, N.A.
1555 RiverCenter Dr., Suite 302
Milwaukee, WI 53212

Independent Registered Public Accounting Firm

Ernst & Young LLP
220 South Sixth Street
Minneapolis, MN 55402

Distributor

Rafferty Capital Markets, LLC
1010 Franklin Ave., 3rd Floor
Garden City, NY 11530

The Trust's Proxy Voting Policies are available without charge by calling 1-800-850-0511, or by accessing the SEC's website at www.sec.gov.

The actual voting records relating to portfolio securities during the most recent period ended June 30 is available without charge by calling 1-800-850-0511, or by accessing the SEC's website at www.sec.gov.

The Trust files complete schedules of portfolio holdings with SEC on Form N-Q. The Form N-Q is available without charge by calling 1-800-850-0511, or by accessing the SEC's website at www.sec.gov.

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

1301 Avenue of the Americas (6th Avenue), 28th Floor | New York, New York 10019 | (800) 851-0511

www.direxioninvestments.com

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.  A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Gerald E. Shanley III is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for the fiscal year.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no “Other services” provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 8/31/2018	FYE 8/31/2017
Audit Fees	$361,185	$318,319
Audit-Related Fees	—	—
Tax Fees	$87,920	$83,625
All Other Fees	—	—

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentages of fees billed by Ernst & Young LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 8/31/2018	FYE 8/31/2017
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

(If more than 50 percent of the accountant’s hours were spent to audit the registrant’s financial statements for the fiscal year, state how many hours were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.)

The following table indicates the non-audit fees, other than the tax services as noted above, billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser is compatible with maintaining the principal accountant’s independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 8/31/2018	FYE 8/31/2017
Registrant	None	None
Registrant’s Investment Adviser	None	None

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors/trustees.

Item 11. Controls and Procedures.

(a)         The Registrant’s Principal Executive Officer and Principal Financial Officer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)         There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)         (1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit.  Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)         Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.  Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Direxion Funds

By (Signature and Title)	/s/	Patrick J. Rudnick
Patrick J. Rudnick, Principal Executive Officer

Date	November 2, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/	Patrick J. Rudnick
Patrick J. Rudnick, Principal Executive Officer

Date	November 2, 2018

By (Signature and Title)	/s/	Patrick J. Rudnick
Patrick J. Rudnick, Principal Financial Officer

Date	November 2, 2018